[UBS GLOBAL ASSET MANAGEMENT LOGO]

THE UBS FUNDS

UBS U.S. BOND FUND
UBS HIGH YIELD FUND
UBS U.S. LARGE CAP EQUITY FUND
(FORMERLY, UBS U.S. EQUITY FUND)
UBS U.S. LARGE CAP VALUE EQUITY FUND
(FORMERLY, UBS U.S. VALUE EQUITY FUND)
UBS U.S. LARGE CAP GROWTH FUND
UBS U.S. SMALL CAP EQUITY FUND
UBS U.S. SMALL CAP GROWTH FUND
UBS U.S. REAL ESTATE EQUITY FUND
UBS GLOBAL ALLOCATION FUND
UBS GLOBAL EQUITY FUND
UBS GLOBAL BOND FUND
UBS ABSOLUTE RETURN BOND FUND
UBS DYNAMIC ALPHA FUND
UBS INTERNATIONAL EQUITY FUND
UBS EMERGING MARKETS DEBT FUND
UBS EMERGING MARKETS EQUITY FUND

PROSPECTUS

OCTOBER 28, 2005
(AS REVISED MAY 31, 2006)

THIS PROSPECTUS OFFERS CLASS A, CLASS B, CLASS C AND CLASS Y SHARES IN FIFTEEN OF THE SIXTEEN SERIES (EACH, A "FUND" AND, COLLECTIVELY, THE "FUNDS") OF THE UBS FUNDS (THE "TRUST") LISTED ABOVE. FOR THE UBS ABSOLUTE RETURN BOND FUND, THIS PROSPECTUS OFFERS CLASS A, CLASS C AND CLASS Y SHARES ONLY. EACH CLASS HAS DIFFERENT SALES CHARGES AND ONGOING EXPENSES. YOU CAN CHOOSE THE CLASS THAT IS BEST FOR YOU BASED ON HOW MUCH YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD YOUR FUND SHARES. CLASS Y SHARES ARE AVAILABLE ONLY TO CERTAIN TYPES OF INVESTORS. THE FOLLOWING FUNDS HAVE NOT YET COMMENCED OPERATIONS AND, THEREFORE, ARE CURRENTLY NOT OFFERED FOR SALE TO OR AVAILABLE FOR PURCHASE BY SHAREHOLDERS:
UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. REAL ESTATE EQUITY FUND, UBS EMERGING MARKETS DEBT FUND AND UBS EMERGING MARKETS EQUITY FUND.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

THE UBS FUNDS

CONTENTS

THE UBS FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS

                                                                              PAGE
                                                                              ----
UBS U.S. Bond Fund
      Investment Objective, Strategies, Securities Selection and Risks         5
      Performance                                                              8
      Expenses and Fee Tables                                                 10

UBS High Yield Fund
       Investment Objective, Strategies, Securities Selection and Risks       12
       Performance                                                            14
       Expenses and Fee Tables                                                16

UBS U.S. Large Cap Equity Fund
       Investment Objective, Strategies, Securities Selection and Risks       18
       Performance                                                            19
       Expenses and Fee Tables                                                21

UBS U.S. Large Cap Value Equity Fund
       Investment Objective, Strategies, Securities Selection and Risks       23
       Performance                                                            24
       Expenses and Fee Tables                                                26

UBS U.S. Large Cap Growth Fund
       Investment Objective, Strategies, Securities Selection and Risks       28
       Performance                                                            29
       Expenses and Fee Tables                                                31

UBS U.S. Small Cap Equity Fund
       Investment Objective, Strategies, Securities Selection and Risks       33
       Performance                                                            34
       Expenses and Fee Tables                                                35

UBS U.S. Small Cap Growth Fund
       Investment Objective, Strategies, Securities Selection and Risks       37
       Performance                                                            38
       Expenses and Fee Tables                                                40

UBS U.S. Real Estate Equity Fund
       Investment Objective, Strategies, Securities Selection and Risks       42
       Performance                                                            44
       Expenses and Fee Tables                                                45

                                                                              PAGE
                                                                              ----
UBS Global Allocation Fund
       Investment Objective, Strategies, Securities Selection and Risks       47
       Performance                                                            49
       Expenses and Fee Tables                                                52

UBS Global Equity Fund
       Investment Objective, Strategies, Securities Selection and Risks       54
       Performance                                                            55
       Expenses and Fee Tables                                                57

UBS Global Bond Fund
       Investment Objective, Strategies, Securities Selection and Risks       59
       Performance                                                            62
       Expenses and Fee Tables                                                64

UBS Absolute Return Bond Fund
       Investment Objective, Strategies, Securities Selection and Risks       66
       Performance                                                            69
       Expenses and Fee Tables                                                70

UBS Dynamic Alpha Fund
       Investment Objective, Strategies, Securities Selection and Risks       72
       Performance                                                            75
       Expenses and Fee Tables                                                76

UBS International Equity Fund
       Investment Objective, Strategies, Securities Selection and Risks       78
       Performance                                                            79
       Expenses and Fee Tables                                                81

UBS Emerging Markets Debt Fund
       Investment Objective, Strategies, Securities Selection and Risks       83
       Performance                                                            85
       Expenses and Fee Tables                                                86

UBS Emerging Markets Equity Fund
       Investment Objective, Strategies, Securities Selection and Risks       88
       Performance                                                            91
       Expenses and Fee Tables                                                92

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

     Managing Your Fund Account                                               94
     --Flexible Pricing
     --Buying Shares
     --Selling Shares
     --Exchanging Shares
     --Pricing and Valuation

ADDITIONAL INFORMATION

ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS

                                                                             PAGE
                                                                             ----
       Management                                                            106
       Disclosure of Portfolio Holdings                                      114
       Dividends and Taxes                                                   114
       Supplemental Investment Advisor Performance Information               116
       Financial Highlights                                                  142
       Where to learn more about the Funds                                   Back Cover

                    Please find the UBS FUNDS' PRIVACY NOTICE inside the back cover of this Prospectus.

          THE FUNDS ARE NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.

UBS U.S. BOND FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in US bonds. The Fund may invest in bonds of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in bonds may include debt securities of the US government, its agencies and instrumentalities, debt securities of US corporations, mortgage-backed securities and asset-backed securities. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The Fund generally invests in investment-grade fixed income securities. Investment-grade fixed income securities possess a minimum rating of BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined to be of comparable quality by UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor").

The Fund may invest up to 20% of its net assets in any combination of high yield securities, emerging market fixed income securities and fixed income securities of foreign issuers, including foreign governments. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in US bonds.

SECURITIES SELECTION

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers that may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across US fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are under-priced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of US markets.

The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. A stringent, research-based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

-  Duration

-  Yield

-  Potential for capital appreciation

-  Current credit quality as well as possible credit upgrades or downgrades

- Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

- For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging markets debt and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- US GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR             TOTAL RETURN
1996                         3.53%
1997                         9.64%
1998                         8.37%
1999                        -1.04%
2000                        10.82%
2001                         8.42%
2002                         9.31%
2003                         3.92%
2004                         4.10%

Total Return January 1 to September 30, 2005: 1.53%
Best quarter during calendar years shown: 3rd Quarter 2001: 5.02%
Worst quarter during calendar years shown: 2nd Quarter 2004: - 2.34%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

CLASS Y SHARES
(INCEPTION DATE: 8/31/95)                                               1 YEAR        5 YEAR     LIFE OF CLASS
-----------------------------------------------------------             ------        ------     -------------
Return Before Taxes                                                       4.10%         7.28%         6.66%
Return After Taxes on Distributions                                       2.48%         5.24%         4.39%
Return After Taxes on Distributions and Sale of Fund Shares               2.65%         4.99%         4.29%
LEHMAN U.S. AGGREGATE INDEX* (1)                                          4.34%         7.71%         6.93%

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------------------------------
Return Before Taxes                                                     - 0.86%         6.04%         5.78%
LEHMAN U.S. AGGREGATE INDEX* (1)                                          4.34%         7.71%         7.01%

CLASS B SHARES**
(INCEPTION DATE: 11/6/01)
-----------------------------------------------------------
Return Before Taxes                                                     - 1.99%          N/A          3.12%
LEHMAN U.S. AGGREGATE INDEX* (1)                                          4.34%          N/A          5.17%

CLASS C SHARES**
(INCEPTION DATE: 11/8/01)
-----------------------------------------------------------
Return Before Taxes                                                       2.56%          N/A          3.95%
LEHMAN U.S. AGGREGATE INDEX* (1)                                          4.34%          N/A          5.16%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Lehman U.S. Aggregate Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              4.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        0.75%        None
Exchange Fee                                                              None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.50%        0.50%        0.50%        0.50%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        0.75%        None
Other Expenses****                                                        0.44%        0.50%        0.39%        0.28%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.19%        2.00%        1.64%        0.78%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                              0.34%        0.40%        0.29%        0.18%
                                                                         -------      -------      -------     -------
Net Expenses*****                                                         0.85%        1.60%        1.35%        0.60%
                                                                         =======      =======      =======     =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2005.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 0.85% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares and 0.60% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                    ----------   ----------   ----------   ----------
Class A                                                             $      533   $      779   $    1,044   $    1,799
Class B (assuming sale of all shares at end of period)                     663          889        1,241        1,893
Class B (assuming no sale of shares)                                       163          589        1,041        1,893
Class C (assuming sale of all shares at end of period)                     212          489          864        1,919
Class C (assuming no sale of shares)                                       137          489          864        1,919
Class Y                                                                     61          231          416          949

UBS HIGH YIELD FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a portfolio of higher yielding, lower-rated debt securities issued by foreign and domestic companies. Under normal conditions, at least 80% of the Fund's net assets (plus borrowings for investment purposes, if any) are invested in fixed income securities that provide higher yields and are lower-rated. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in fixed income securities may include mortgage-backed and asset-backed securities. Up to 25% of the Fund's total assets may be invested in foreign securities, which may include securities of issuers in emerging markets. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's or BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in high yield, lower-rated fixed income securities.

SECURITIES SELECTION

The Fund will invest in securities that the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. In selecting securities, the Advisor uses a quantitative and qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates), as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook, may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities, assessing management strength, market position, competitive environment and financial flexibility.

The Advisor's fixed income strategies combine judgements about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. The Advisor also determines optimal sector, security and rating weightings based on its assessment of macro and microeconomic factors.

Depending on market conditions, undervalued securities may be found in different sectors. Therefore, all investment decisions are interrelated and made using ongoing sector, security and rating evaluation.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR      TOTAL RETURN
1998                   7.76%
1999                   4.85%
2000                  -5.18%
2001                   4.15%
2002                  -0.78%
2003                  23.16%
2004                  13.35%

Total Return January 1 to September 30, 2005: 0.90%
Best quarter during calendar years shown: 4th Quarter 2001: 7.36%
Worst quarter during calendar years shown: 2nd Quarter 2002: - 5.08%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

CLASS Y SHARES
(INCEPTION DATE: 9/30/97)                                               1 YEAR        5 YEAR     LIFE OF CLASS
-----------------------------------------------------------             ------        ------     -------------
Return Before Taxes                                                      13.35%         6.46%         6.53%
Return After Taxes on Distributions                                      10.06%         2.07%         2.46%
Return After Taxes on Distributions and Sale of Fund Shares               8.53%         2.65%         2.93%
MERRILL LYNCH US HIGH YIELD CASH PAY INDEX* (1)                          10.76%         7.32%         6.11%
MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX* (2)              10.76%         7.55%         6.24%

CLASS A SHARES**
(INCEPTION DATE: 12/31/98)
-----------------------------------------------------------
Return Before Taxes                                                       7.87%         5.19%         5.08%
MERRILL LYNCH US HIGH YIELD CASH PAY INDEX* (1)                          10.76%         7.32%         6.34%
MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX* (2)              10.76%         7.55%         6.53%

CLASS B SHARES**
(INCEPTION DATE: 11/7/01)
-----------------------------------------------------------
Return Before Taxes                                                       7.15%          N/A         10.43%
MERRILL LYNCH US HIGH YIELD CASH PAY INDEX* (1)                          10.76%          N/A         11.77%
MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX* (2)              10.76%          N/A         12.20%

CLASS C SHARES**
(INCEPTION DATE: 11/7/01)
-----------------------------------------------------------
Return Before Taxes                                                      11.84%          N/A         11.26%
MERRILL LYNCH US HIGH YIELD CASH PAY INDEX* (1)                          10.76%          N/A         11.77%
MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX* (2)              10.76%          N/A         12.20%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Merrill Lynch US High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year.
(2) The returns shown above are for the Merrill Lynch US High Yield Cash Pay Constrained Index. Prior to July 1, 2005, the Fund's benchmark was the Merrill Lynch US High Yield Cash Pay Index. The benchmark was changed to the Merrill Lynch US High Yield Cash Pay Constrained Index in order to align the Fund with a benchmark that is more representative of the diversification of the Fund's portfolio. The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              4.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        0.75%        None
Exchange Fee                                                              None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.60%        0.60%        0.60%        0.60%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        0.75%        None
Other Expenses****                                                        0.43%        0.39%        0.44%        0.36%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.28%        1.99%        1.79%        0.96%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                              0.08%        0.04%        0.09%        0.01%
                                                                         -------      -------      -------     -------
Net Expenses*****                                                         1.20%        1.95%        1.70%        0.95%
                                                                         =======      =======      =======     =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2005.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                    ----------   ----------   ----------   ----------
Class A                                                             $      567   $      830   $    1,113   $    1,919
Class B (assuming sale of all shares at end of period)                     698          921        1,269        1,962
Class B (assuming no sale of shares)                                       198          621        1,069        1,962
Class C (assuming sale of all shares at end of period)                     248          555          961        2,098
Class C (assuming no sale of shares)                                       173          555          961        2,098
Class Y                                                                     97          305          530        1,177

UBS U.S. LARGE CAP EQUITY FUND (FORMERLY UBS U.S. EQUITY FUND)

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 1000 Index but below $3 billion in market capitalization. Investments in equity securities may include, among others, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights. In general, the Fund emphasizes large capitalization stocks, but also may hold small and intermediate capitalization stocks. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in equity securities of US large capitalization companies.

SECURITIES SELECTION

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1995 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR      TOTAL RETURN
1995                 40.58%
1996                 25.65%
1997                 24.76%
1998                 18.57%
1999                 -4.05%
2000                  3.23%
2001                  1.87%
2002                -16.55%
2003                 30.47%
2004                 13.34%

Total Return January 1 to September 30, 2005: 4.95%
Best quarter during calendar years shown: 2nd Quarter 2003: 17.25% Worst quarter during calendar years shown: 3rd Quarter 2002: - 17.20%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

CLASS Y SHARES
(INCEPTION DATE: 2/22/94)                                               1 YEAR        5 YEAR     10 YEAR     LIFE OF CLASS
-----------------------------------------------------------             ------        ------     --------    ------------
Return Before Taxes                                                      13.34%        5.35%       12.52%       11.30%
Return After Taxes on Distributions                                      12.74%        4.27%       10.91%        9.77%
Return After Taxes on Distributions and Sale of Fund Shares               9.46%        4.16%       10.40%        9.32%
RUSSELL 1000 INDEX* (1)                                                  11.40%      - 1.76%       12.16%       11.18%+

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------------------------------
Return Before Taxes                                                       6.83%        3.86%         N/A         5.14%
RUSSELL 1000 INDEX* (1)                                                  11.40%      - 1.76%         N/A         6.24%

CLASS B SHARES**
(INCEPTION DATE: 11/5/01)
-----------------------------------------------------------
Return Before Taxes                                                       7.20%         N/A          N/A         7.65%
RUSSELL 1000 INDEX* (1)                                                  11.40%         N/A          N/A         5.59%

CLASS C SHARES**
(INCEPTION DATE: 11/13/01)
-----------------------------------------------------------
Return Before Taxes                                                      11.20%         N/A          N/A         7.28%
RUSSELL 1000 INDEX* (1)                                                  11.40%         N/A          N/A         4.53%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.
  + For Class Y, life of class performance for the Russell 1000 Index is as of the inception month end.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              5.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        1.00%        None
Exchange Fee                                                              None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.70%        0.70%        0.70%        0.70%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        1.00%        None
Other Expenses****                                                        0.19%        0.32%        0.25%        0.20%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.14%        2.02%        1.95%        0.90%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                                --           --           --           --
                                                                         -------      -------      -------     -------
Net Expenses*****                                                         1.14%        2.02%        1.95%        0.90%
                                                                         =======      =======      =======     =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2005.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                                    ----------   ----------   ----------   ----------
Class A                                                             $      660   $      892   $    1,143   $    1,860
Class B (assuming sale of all shares at end of period)                     705          934        1,288        1,913
Class B (assuming no sale of shares)                                       205          634        1,088        1,913
Class C (assuming sale of all shares at end of period)                     298          612        1,052        2,275
Class C (assuming no sale of shares)                                       198          612        1,052        2,275
Class Y                                                                     92          287          498        1,108

UBS U.S. LARGE CAP VALUE EQUITY FUND (FORMERLY UBS U.S. VALUE EQUITY FUND)

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 1000 Value Index but below $3 billion in market capitalization. Investments in equity securities may include, among others, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in equity securities of US large capitalization companies.

SECURITIES SELECTION

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. The Fund will generally only invest in stocks that at the time of purchase are contained in its benchmark.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (2002 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR      TOTAL RETURN
2002                 -15.56%
2003                  30.85%
2004                  14.25%

Total Return January 1 to September 30, 2005: 5.73%
Best quarter during calendar year shown: 2nd Quarter 2003: 17.06%
Worst quarter during calendar year shown: 3rd Quarter 2002: - 18.23%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

CLASS Y SHARES
(INCEPTION DATE: 6/29/01)                                                      1 YEAR     LIFE OF CLASS
--------------------------------------------------------------------------     ------     -------------
Return Before Taxes                                                             14.25%          6.78%
Return After Taxes on Distributions                                             11.33%          5.82%
Return After Taxes on Distributions and Sale of Fund Shares                     13.06%          5.70%
RUSSELL 1000 VALUE INDEX* (1)                                                   16.49%          5.93%

CLASS A SHARES**
(INCEPTION DATE: 12/7/01)
--------------------------------------------------------------------------
Return Before Taxes                                                              7.71%          5.71%
RUSSELL 1000 VALUE INDEX* (1)                                                   16.49%          8.46%

CLASS B SHARES**
(INCEPTION DATE: 11/8/01)
--------------------------------------------------------------------------
Return Before Taxes                                                              8.40%          7.27%
RUSSELL 1000 VALUE INDEX* (1)                                                   16.49%          9.44%

CLASS C SHARES**
(INCEPTION DATE: 12/12/01)
--------------------------------------------------------------------------
Return Before Taxes                                                             12.23%          7.75%
RUSSELL 1000 VALUE INDEX* (1)                                                   16.49%          9.12%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total return for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              5.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        1.00%        None
Exchange Fee                                                              None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.70%        0.70%        0.70%        0.70%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        1.00%        None
Other Expenses****                                                        0.44%        0.65%        0.49%        0.43%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.39%        2.35%        2.19%        1.13%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                              0.29%        0.50%        0.34%        0.28%
                                                                         -------      -------      -------     -------
Net Expenses*****                                                         1.10%        1.85%        1.85%        0.85%
                                                                         =======      =======      =======     =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2005.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.10% for Class A shares, 1.85% for Class B shares, 1.85% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                    ----------   ----------   ----------   ----------
Class A                                                             $      656   $      939   $    1,243   $    2,103
Class B (assuming sale of all shares at end of period)                     688          986        1,410        2,185
Class B (assuming no sale of shares)                                       188          686        1,210        2,185
Class C (assuming sale of all shares at end of period)                     288          652        1,144        2,497
Class C (assuming no sale of shares)                                       188          652        1,144        2,497
Class Y                                                                     87          331          595        1,350

UBS U.S. LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. Large capitalization companies are those with a market capitalization of $6 billion or greater at the time of purchase. Up to 20% of the Fund's net assets may be invested in foreign securities. Investments in equity securities may include common stock and preferred stock. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in equity securities of US large capitalization companies.

SECURITIES SELECTION

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum, when selecting securities. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR     TOTAL RETURN
1998                 24.90%
1999                 32.73%
2000                -16.10%
2001                -22.75%
2002                -28.61%
2003                 29.71%
2004                 11.98%

Total Return January 1 to September 30, 2005: 7.61%
Best quarter during calendar years shown: 4th Quarter 1998: 26.45% Worst quarter during calendar years shown: 3rd Quarter 2001: - 20.02%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

CLASS Y SHARES
(INCEPTION DATE: 10/14/97)                                              1 YEAR        5 YEAR     LIFE OF CLASS
-----------------------------------------------------------             ------        ------     -------------
Return Before Taxes                                                      11.98%       - 7.64%         1.43%
Return After Taxes on Distributions                                      11.98%       - 8.38%         0.44%
Return After Taxes on Distributions and Sale of Fund Shares               7.79%       - 6.52%         0.90%
RUSSELL 1000 GROWTH INDEX* (1)                                            6.30%       - 9.29%         1.61%

CLASS A SHARES**
(INCEPTION DATE: 12/31/98)
-----------------------------------------------------------
Return Before Taxes                                                       5.51%       - 8.95%       - 3.12%
RUSSELL 1000 GROWTH INDEX* (1)                                            6.30%       - 9.29%       - 3.30%

CLASS B SHARES**
(INCEPTION DATE: 11/7/01)
-----------------------------------------------------------
Return Before Taxes                                                       5.71%          N/A          0.36%
RUSSELL 1000 GROWTH INDEX* (1)                                            6.30%          N/A          0.73%

CLASS C SHARES**
(INCEPTION DATE: 11/19/01)
-----------------------------------------------------------
Return Before Taxes                                                       9.73%          N/A        - 0.32%
RUSSELL 1000 GROWTH INDEX* (1)                                            6.30%          N/A        - 0.53%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              5.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)                                              None**       5.00%        1.00%        None
Exchange Fee                                                              None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.70%        0.70%        0.70%        0.70%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        1.00%        None
Other Expenses****                                                        2.24%        2.23%        2.26%        2.31%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      3.19%        3.93%        3.96%        3.01%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                              2.14%        2.13%        2.16%        2.21%
                                                                         -------      -------      -------     -------
Net Expenses*****                                                         1.05%        1.80%        1.80%        0.80%
                                                                         =======      =======      =======     =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2005.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and 0.80% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                    ----------   ----------   ----------   ----------
Class A                                                             $      651   $    1,289   $    1,951   $    3,712
Class B (assuming sale of all shares at end of period)                     683        1,303        2,040        3,706
Class B (assuming no sale of shares)                                       183        1,003        1,840        3,706
Class C (assuming sale of all shares at end of period)                     283        1,009        1,852        4,038
Class C (assuming no sale of shares)                                       183        1,009        1,852        4,038
Class Y                                                                     82          722        1,387        3,170

UBS U.S. SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in equity securities of US small capitalization companies.

SECURITIES SELECTION

The Advisor looks for companies with strong and innovative management, good financial controls, increasing market share, diversified product/service offerings, and low market-to-sales ratios relative to similar companies. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              5.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        1.00%        None
Exchange Fee                                                              None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           1.00%        1.00%        1.00%        1.00%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        1.00%        None
Other Expenses****                                                        0.52%        0.54%        0.54%        0.49%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.77%        2.54%        2.54%        1.49%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                              0.37%        0.39%        0.39%        0.34%
                                                                         -------      -------      -------     -------
Net Expenses*****                                                         1.40%        2.15%        2.15%        1.15%
                                                                         =======      =======      =======     =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  ***  The fees and expenses are based on estimates.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                1 YEAR        3 YEARS
                                                                                -------      ---------
Class A                                                                         $   685      $   1,043
Class B (assuming sale of all shares at end of period)                              718          1,053
Class B (assuming no sale of shares)                                                218            753
Class C (assuming sale of all shares at end of period)                              318            753
Class C (assuming no sale of shares)                                                218            753
Class Y                                                                             117            438

UBS U.S. SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include common stock and preferred stock. The Fund may invest up to 20% of its net assets in foreign securities. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in equity securities of US small capitalization companies.

SECURITIES SELECTION

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets in opportunities believed to be more promising. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR      TOTAL RETURN
1998                  -6.70%
1999                  41.70%
2000                  22.44%
2001                 -10.23%
2002                 -18.42%
2003                  44.75%
2004                  10.92%

Total Return January 1 to September 30, 2005: 5.78%
Best quarter during calendar years shown: 4th Quarter 1999: 32.94% Worst quarter during calendar years shown: 3rd Quarter 1998: - 23.84%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

CLASS Y SHARES
(INCEPTION DATE: 9/30/97)                                               1 YEAR        5 YEAR     LIFE OF CLASS
-----------------------------------------------------------             ------        ------     -------------
Return Before Taxes                                                      10.92%         7.56%         8.41%
Return After Taxes on Distributions                                      10.68%         5.81%         7.19%
Return After Taxes on Distributions and Sale of Fund Shares               7.41%         5.49%         6.63%
RUSSELL 2000 GROWTH INDEX* (1)                                           14.31%       - 3.57%         1.43%

CLASS A SHARES**
(INCEPTION DATE: 12/31/98)
-----------------------------------------------------------
Return Before Taxes                                                       4.65%         6.08%        11.25%
RUSSELL 2000 GROWTH INDEX* (1)                                           14.31%       - 3.57%         2.99%

CLASS B SHARES**
(INCEPTION DATE: 11/7/01)
-----------------------------------------------------------
Return Before Taxes                                                       4.88%          N/A         10.33%
RUSSELL 2000 GROWTH INDEX* (1)                                           14.31%          N/A          9.11%

CLASS C SHARES**
(INCEPTION DATE: 11/19/01)
-----------------------------------------------------------
Return Before Taxes                                                       8.81%          N/A         10.25%
RUSSELL 2000 GROWTH INDEX* (1)                                           14.31%          N/A          7.83%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              5.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        1.00%        None
Exchange Fee                                                              None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.85%        0.85%        0.85%        0.85%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        1.00%        None
Other Expenses****                                                        0.49%        0.68%        0.60%        0.29%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.59%        2.53%        2.45%        1.14%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                              0.31%        0.50%        0.42%        0.11%
                                                                         -------      -------      -------     -------
Net Expenses*****                                                         1.28%        2.03%        2.03%        1.03%
                                                                         =======      =======      =======     =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2005.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.28% for Class A shares, 2.03% for Class B shares, 2.03% for Class C shares and 1.03% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                    ----------   ----------   ----------   ----------
Class A                                                             $      673   $      996   $    1,340   $    2,311
Class B (assuming sale of all shares at end of period)                     706        1,040        1,501        2,383
Class B (assuming no sale of shares)                                       206          740        1,301        2,383
Class C (assuming sale of all shares at end of period)                     306          724        1,268        2,754
Class C (assuming no sale of shares)                                       206          724        1,268        2,754
Class Y                                                                    105          351          617        1,376

UBS U.S. REAL ESTATE EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers. These may include real estate investment trusts ("REITs") that own properties or make construction or mortgage loans, real estate developers and companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, and derive 50% of their assets, gross income or net profits from the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage service companies. REITs and other real estate securities may be of any market capitalization, including small capitalization (below $2.5 billion). Investments in equity securities may include common stock and preferred stock. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.

SECURITIES SELECTION

The Fund is a sector fund, a category of funds created in response to changing market conditions and for the varied and dynamic needs of shareholders. The Fund focuses on the real estate sector, generally a narrower market segment than many other funds, and may be considered a complement to a diversified investment program. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. For each security under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- INDUSTRY CONCENTRATION RISK--The risk that changes in economic, political or other conditions may have a particularly negative effect on issuers in an industry or sector in which the Fund's investments are concentrated. The Fund invests principally in the real estate sector by purchasing securities issued by REITs. There is, therefore, a risk that changes in real estate values or interest rates, along with economic downturns, can have a substantial impact on the Fund's investments. The Fund's portfolio may be more volatile than a Fund with a broader range of investments.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              5.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        1.00%        None
Exchange Fee                                                              None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.90%        0.90%        0.90%        0.90%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        1.00%        None
Other Expenses****                                                        0.31%        0.31%        0.31%        0.31%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.46%        2.21%        2.21%        1.21%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                              0.16%        0.16%        0.16%        0.16%
                                                                         -------      -------      -------     -------
Net Expenses*****                                                         1.30%        2.05%        2.05%        1.05%
                                                                         =======      =======      =======     =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  ***  The fees and expenses are based on estimates.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                1 YEAR       3 YEARS
                                                                                ------       -------
Class A                                                                         $   675      $   971
Class B (assuming sale of all shares at end of period)                              708          976
Class B (assuming no sale of shares)                                                208          676
Class C (assuming sale of all shares at end of period)                              308          676
Class C (assuming no sale of shares)                                                208          676
Class Y                                                                             107          368

UBS GLOBAL ALLOCATION FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity and fixed income securities of issuers located within and outside the United States. Under normal circumstances, the Fund will allocate its assets between fixed income securities and equity securities.

Investments in fixed income securities may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investments in equity securities may include common stock and preferred stock. The Fund may invest in emerging market issuers by investing in other open-end investment companies advised by the Advisor. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments. In addition, the Fund attempts to generate positive returns through sophisticated currency management techniques including the use of derivatives to gain or limit currency exposures. These decisions are integrated with analysis of global market and economic conditions. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

SECURITIES SELECTION

The Fund is a multi-asset fund, and invests in each of the major asset classes:
US fixed income, US equities, international fixed income (including emerging markets), and international equities (including emerging markets), based upon the Advisor's assessment of prevailing market conditions in the United States and abroad. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2005, the Fund was invested in securities of issuers from 39 countries either directly or through its investments in other investment companies, and approximately 63% of its assets were invested in US markets.

Within the equity portion of the Fund's portfolio, the Advisor selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. The Fund may invest in both investment grade and high yield (lower-rated) securities.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- US GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- ASSET ALLOCATION RISK--The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES

CALENDAR YEAR      TOTAL RETURN
1995                  24.14%
1996                  14.10%
1997                  11.00%
1998                   8.32%
1999                   1.49%
2000                   6.52%
2001                   2.20%
2002                  -3.06%
2003                  27.79%
2004                  14.53%

Total Return January 1 to September 30, 2005: 3.86%
Best quarter during calendar years shown: 2nd Quarter 2003: 14.06% Worst quarter during calendar years shown: 3rd Quarter 2002: - 12.25%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

CLASS Y SHARES
(INCEPTION DATE: 8/31/92)                                               1 YEAR        5 YEAR     10 YEAR     LIFE OF CLASS
-----------------------------------------------------------             ------        ------     --------    -------------
Return Before Taxes                                                      14.53%        9.09%       10.32%        9.34%
Return After Taxes on Distributions                                      13.47%        7.68%        8.06%        7.23%
Return After Taxes on Distributions and Sale of Fund Shares               9.91%        7.11%        7.72%        6.95%
RUSSELL 3000 INDEX* (1)                                                  11.95%       -1.16%       12.01%       11.30%
MSCI WORLD INDEX* (2)                                                    15.03%       -2.21%        8.37%        8.92%
CITIGROUP WGBI INDEX* (3)                                                10.35%        8.79%        7.60%        7.16%
GLOBAL SECURITIES MARKET INDEX* (4)                                      12.60%        2.56%        9.56%        9.26%

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------------------------------
Return Before Taxes                                                       7.84%        7.62%         N/A         6.52%
RUSSELL 3000 INDEX* (1)                                                  11.95%       -1.16%         N/A         6.33%
MSCI WORLD INDEX* (2)                                                    15.03%       -2.21%         N/A         4.58%
CITIGROUP WGBI INDEX* (3)                                                10.35%        8.79%         N/A         7.39%
GLOBAL SECURITIES MARKET INDEX* (4)                                      12.60%        2.56%         N/A         6.42%

CLASS B SHARES**
(INCEPTION DATE: 12/13/01)
-----------------------------------------------------------
Return Before Taxes                                                       8.26%         N/A          N/A        11.04%
RUSSELL 3000 INDEX* (1)                                                  11.95%         N/A          N/A         5.65%
MSCI WORLD INDEX* (2)                                                    15.03%         N/A          N/A         7.97%
CITIGROUP WGBI INDEX* (3)                                                10.35%         N/A          N/A        14.01%
GLOBAL SECURITIES MARKET INDEX* (4)                                      12.60%         N/A          N/A          N/A

CLASS C SHARES**
(INCEPTION DATE: 11/22/01)
-----------------------------------------------------------
Return Before Taxes                                                      12.26%         N/A          N/A        11.76%
RUSSELL 3000 INDEX* (1)                                                  11.95%         N/A          N/A         5.25%
MSCI WORLD INDEX* (2)                                                    15.03%         N/A          N/A         7.19%
CITIGROUP WGBI INDEX* (3)                                                10.35%         N/A          N/A        13.85%
GLOBAL SECURITIES MARKET INDEX* (4)                                      12.60%         N/A          N/A          N/A

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the annual average returns presented for the Class C shares shown above.
(1) The Russell 3000 Index represents a broad US equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.

(2) The MSCI World Index is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
(3) The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of US and most developed international governments, governmental entities and supranationals.
(4) The Global Securities Markets Index (GSMI) is an unmanaged index compiled by the Advisor. The GSMI is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA Index, 21% Citigroup Broad Investment Grade (BIG) Index, 9% Citigroup WGBI Non-US Index, 3% Merrill Lynch US High Yield Cash Pay Constrained Index, 3% MSCI Emerging Markets Free Index and 2% J.P. Morgan EMBI Global. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005 the 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index replaced the Merrill Lynch U.S. High Yield Cash Pay Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              5.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        1.00%        None
Exchange Fee                                                              None         None         None         None
Redemption Fee (as a percentage of amount redeemed within 90
  days of purchase, if applicable)***                                     1.00%        None         None         1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)****

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.72%        0.72%        0.72%        0.72%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        1.00%        None
Other Expenses*****                                                       0.23%        0.24%        0.23%        0.21%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.20%        1.96%        1.95%        0.93%
                                                                         =======      =======      =======     =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
 **** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2005.
***** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                    ----------   ----------   ----------   ----------
Class A                                                             $      666   $      910   $    1,173   $    1,925
Class B (assuming sale of all shares at end of period)                     699          915        1,257        1,908
Class B (assuming no sale of shares)                                       199          615        1,057        1,908
Class C (assuming sale of all shares at end of period)                     298          612        1,052        2,275
Class C (assuming no sale of shares)                                       198          612        1,052        2,275
Class Y                                                                     95          296          515        1,143

UBS GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include dividend-paying securities, common stock and preferred stock of US and foreign issuers. The Fund may invest in issuers from both developed and emerging markets. The Fund may invest in companies of any size. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in equity securities.

SECURITIES SELECTION

In the global universe, the Advisor uses a disciplined intrinsic or fundamental value approach that seeks to take advantage of pricing anomalies in markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2005, the Fund was invested in securities of issuers from 15 countries and approximately 49% of its assets were invested in US equity securities.

For each security under analysis, a fundamental value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. Such anomalies are often created by human over-reaction to news flow. A stock with a price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging market equity and small cap equity asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1995 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR      TOTAL RETURN
1995                  21.93%
1996                  17.26%
1997                  10.72%
1998                  14.03%
1999                  12.87%
2000                  -0.08%
2001                  -9.03%
2002                 -15.54%
2003                  29.57%
2004                  14.26%

Total Return January 1 to September 30, 2005: 4.19%
Best quarter during calendar years shown: 2nd Quarter 2003: 18.45% Worst quarter during calendar years shown: 3rd Quarter 2002: - 19.54%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

CLASS Y SHARES
(INCEPTION DATE: 1/28/94)                                               1 YEAR        5 YEAR     10 YEAR     LIFE OF CLASS
-----------------------------------------------------------             ------        ------     --------    -------------
Return Before Taxes                                                      14.26%        2.59%        8.76%        7.55%
Return After Taxes on Distributions                                      14.41%        1.49%        6.99%        5.89%
Return After Taxes on Distributions and Sale of Fund Shares               9.41%        1.63%        6.73%        5.70%
MSCI WORLD INDEX (NET US)* (1)                                           15.03%      - 2.21%        8.37%        7.54%+

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------------------------------
Return Before Taxes                                                       7.70%        1.09%         N/A         3.82%
MSCI WORLD INDEX (NET US)* (1)                                           15.03%      - 2.21%         N/A         4.58%

CLASS B SHARES**
(INCEPTION DATE: 12/11/01)
-----------------------------------------------------------
Return Before Taxes                                                       8.12%         N/A          N/A         6.33%
MSCI WORLD INDEX (NET US)* (1)                                           15.03%         N/A          N/A         7.46%

CLASS C SHARES**
(INCEPTION DATE: 11/27/01)
-----------------------------------------------------------
Return Before Taxes                                                      12.07%         N/A          N/A         6.74%
MSCI WORLD INDEX (NET US)* (1)                                           15.03%         N/A          N/A         7.12%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The MSCI World Index (net US) is a broad-based index that represents the US and developed non-US equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
  + For Class Y, life of class performance for the MSCI World Index (net US) is as of the inception month end.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              5.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        1.00%        None
Exchange Fee                                                              None         None         None         None
Redemption Fee (as a percentage of amount redeemed within 90 days of
  purchase, if applicable)***                                             1.00%        None         None         1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)****

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.73%        0.73%        0.73%        0.73%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        1.00%        None
Other Expenses*****                                                       0.41%        0.49%        0.47%        0.31%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.39%        2.22%        2.20%        1.04%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                              0.14%        0.22%        0.20%        0.04%
                                                                         -------      -------      -------     -------
Net Expenses******                                                        1.25%        2.00%        2.00%        1.00%
                                                                         =======      =======      =======     =======

     * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
    ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
   *** Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
  **** The operating expenses shown are based on expenses incurred during the
       Fund's most recent fiscal year ending June 30, 2005.
 ***** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
       AM (Americas).
****** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                    ----------   ----------   ----------   ----------
Class A                                                             $      670   $      953   $    1,256   $    2,115
Class B (assuming sale of all shares at end of period)                     703          973        1,370        2,134
Class B (assuming no sale of shares)                                       203          673        1,170        2,134
Class C (assuming sale of all shares at end of period)                     303          669        1,161        2,518
Class C (assuming no sale of shares)                                       203          669        1,161        2,518
Class Y                                                                    102          327          570        1,267

UBS GLOBAL BOND FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund generally invests at least 65% of its net assets in investment grade global debt securities that may also provide the potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds.

Investments in bonds may include debt securities of governments throughout the world (including the United States and emerging markets), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. The Fund may invest in bonds of any maturity, but generally invests in bonds having an initial maturity of more than one year. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in bonds.

SECURITIES SELECTION

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when the Advisor deems it prudent to do so.

The Fund may invest in all types of fixed income securities of US, foreign and emerging markets issuers. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2005, the Fund was invested in securities of issuers from 15 countries and approximately 45% of its assets were invested in US securities.

The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities, that appear to be most undervalued relative to their yields and potential risks. A stringent, research based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

-  Duration

-  Yield

-  Potential for capital appreciation

-  Current credit quality as well as possible credit upgrades or downgrades

- Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

- For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging markets debt and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- US GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging markets countries.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

UBS GLOBAL ALLOCATION FUND

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified Fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS GLOBAL BOND FUND

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES

CALENDAR YEAR      TOTAL RETURN
1995                  20.32%
1996                   9.30%
1997                   1.63%
1998                  11.98%
1999                  -6.27%
2000                   1.36%
2001                  -1.33%
2002                  20.55%
2003                  16.10%
2004                   7.12%

Total Return January 1 to September 30, 2005: - 4.35%
Best quarter during calendar years shown: 2nd Quarter 2002: 12.70% Worst quarter during calendar years shown: 3rd Quarter 2000: - 3.77%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

CLASS Y SHARES
(INCEPTION DATE: 7/31/93)                                               1 YEAR        5 YEAR     10 YEAR     LIFE OF CLASS
-----------------------------------------------------------             ------        ------     --------    -------------
Return Before Taxes                                                       7.12%        8.44%        7.72%        6.75%
Return After Taxes on Distributions                                       5.17%        7.19%        5.52%        4.69%
Return After Taxes on Distributions and Sale of Fund Shares               4.59%        6.55%        5.27%        4.51%
LEHMAN GLOBAL AGGREGATE INDEX* (1)                                        9.27%        8.47%        7.75%        7.11%

CLASS A SHARES**
(INCEPTION DATE: 11/5/01)
-----------------------------------------------------------
Return Before Taxes                                                       2.10%         N/A          N/A        10.47%
LEHMAN GLOBAL AGGREGATE INDEX* (1)                                        9.27%         N/A          N/A        10.84%

CLASS B SHARES**
(INCEPTION DATE: 11/26/01)
-----------------------------------------------------------
Return Before Taxes                                                       1.16%         N/A          N/A        12.02%
LEHMAN GLOBAL AGGREGATE INDEX* (1)                                        9.27%         N/A          N/A        11.97%

CLASS C SHARES**
(INCEPTION DATE: 7/2/02)
-----------------------------------------------------------
Return Before Taxes                                                       5.60%         N/A          N/A        11.80%
LEHMAN GLOBAL AGGREGATE INDEX* (1)                                        9.27%         N/A          N/A        11.88%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Lehman Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              4.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        0.75%        None
Exchange Fee                                                              None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.75%        0.75%        0.75%        0.75%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        0.75%        None
Other Expenses****                                                        0.48%        0.55%        0.42%        0.41%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.48%        2.30%        1.92%        1.16%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                              0.33%        0.40%        0.27%        0.26%
                                                                         -------      -------      -------     -------
Net Expenses*****                                                         1.15%        1.90%        1.65%        0.90%
                                                                         =======      =======      =======     =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown for each class are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2005.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                    ----------   ----------   ----------   ----------
Class A                                                             $      562   $      866   $    1,192   $    2,112
Class B (assuming sale of all shares at end of period)                     693          980        1,394        2,209
Class B (assuming no sale of shares)                                       193          680        1,194        2,209
Class C (assuming sale of all shares at end of period)                     243          577        1,012        2,221
Class C (assuming no sale of shares)                                       168          577        1,012        2,221
Class Y                                                                     92          343          613        1,386

UBS ABSOLUTE RETURN BOND FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to achieve consistent absolute positive returns over time regardless of the market environment.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in securities and other investments to gain exposure to global bond markets and generate positive returns under a variety of market cycles. The Fund invests in fixed income securities of issuers located within and outside the United States. The Fund also may invest in open-end investment companies advised by the Advisor to gain exposure to certain global bond markets. The Fund is a non-diversified fund.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or investments that provide exposure to bonds. Investments in bonds may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation linked securities, convertible bonds, warrants, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. The Fund's investments in debt securities may include both fixed rate and floating rate securities. In addition to investments in issuers in developed markets, the Fund also may invest up to 20% of its net assets in debt securities of emerging market issuers.

Based on the Advisor's assessment of market conditions, up to 20% of the Fund's net assets may be invested in fixed income securities that provide higher yields and are lower-rated. Lower-rated securities are bonds rated below BBB- by S&P or below Baa3 by Moody's. Securities rated in these categories are considered to be of poorer quality and predominately speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to various asset classes, including but not limited to emerging market and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

In employing its investment strategies for the Fund, the Advisor attempts to generate positive returns over time regardless of market conditions by managing the risks and market exposures of the Fund's portfolio. The Advisor actively manages portfolio duration along with credit quality, sector and individual security selection, including country and currency exposure. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a positive duration of three years generally will decrease by approximately 3% and the value of a fixed income security or a portfolio of fixed income securities having a negative duration of three years generally will increase by approximately 3%. Conversely, when the level of interest rates decreases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a positive duration of three years generally will increase by approximately 3% and the value of a fixed income security or a portfolio of fixed income securities having a negative duration of three years generally will decrease by approximately 3%.

The Fund intends to use financial futures, forward agreements, options, swaps and other derivatives (collectively, "Derivatives") to manage the risks and market exposures of its portfolio. The Fund may establish short positions in fixed income securities through the use of Derivatives to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation. The Advisor expects that the duration of the Fund's portfolio will be between approximately +3 years and -3 years depending on the level and expected future direction of interest rates.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds the return on LIBOR (a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available) by 0.70% to 0.80% per year, net of fees over full (credit and interest rate) fixed income market cycles. A typical fixed income market cycle is one to three years. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in bonds and/or investments that provide exposure to bonds.

SECURITIES SELECTION

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that it believes are underpriced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

The Fund actively manages its currency exposure and attempts to generate positive returns and manage risk through sophisticated currency management techniques, including hedging strategies. These decisions are integrated with analysis of global market and economic conditions.

The Fund may invest in all types of fixed income securities of US and foreign issuers. The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities, that appear to be most undervalued relative to their yields and potential risks. A stringent, research-based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

-  Duration

-  Yield

-  Potential for capital appreciation

-  Current credit quality as well as possible credit upgrades or downgrades

- Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

- For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. When the Fund has a negative portfolio duration, a decline in interest rates may negatively impact the Fund's value. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings below BBB- (S&P) or below Baa3 (Moody's) will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- US GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- MANAGEMENT RISK--The risk that the investment strategies, techniques and risk analyses employed by the Advisor, while designed to enhance potential returns, may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative instrument. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not completed a full calendar year of investment operations as of the date of this prospectus.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS C       CLASS Y
                                                                         -------      -------       -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              2.50%         None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**        0.50%         None
Exchange Fee                                                              None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***

                                                                         CLASS A      CLASS C       CLASS Y
                                                                         -------      -------       -------
Management Fees                                                           0.55%         0.55%         0.55%
Distribution and/or Service (12b-1) Fees                                  0.15%         0.50%         None
Other Expenses****                                                        0.61%         0.63%         0.56%
                                                                         -------      -------       -------
Total Annual Fund Operating Expenses                                      1.31%         1.68%         1.11%
                                                                         =======      =======       =======
Management Fee Waiver/Expense Reimbursements                              0.31%         0.33%         0.26%
                                                                         -------      -------       -------
Net Expenses*****                                                         1.00%         1.35%         0.85%
                                                                         =======      =======       =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $250,000 or more that were not subject to a front-end sales charge are subject to a 0.50% CDSC if sold within one-year of the purchase date.
  ***  The fees and expenses are based on estimates.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not completed a full year of investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                1 YEAR        3 YEARS
                                                                                -------      ---------
Class A                                                                         $   349      $     625
Class C (assuming sale of all shares at end of period)                              187            497
Class C (assuming no sale of shares)                                                137            497
Class Y                                                                              87            327

UBS DYNAMIC ALPHA FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in securities and financial instruments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The Fund may invest in equity and fixed income securities of issuers located within and outside the United States or in open-end investment companies advised by the Advisor to gain exposure to certain global equity and global fixed income markets. The Fund is a non-diversified fund.

Investments in fixed income securities may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the United States) and emerging markets.

Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets. Equity investments may include large, intermediate and small capitalization companies.

The Fund may invest a substantial portion of its assets in other open-end investment companies advised by the Advisor to gain exposure to various asset classes, including but not limited to emerging market, small cap and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund intends to use financial futures, forward agreements, options, swaps and other derivatives (collectively, "Derivatives") as part of its asset/market allocation strategies. The Fund may establish net short or net long positions for individual markets, currencies and securities. The Fund may invest in Derivatives to the extent permitted by the 1940 Act.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds 5% per year on a real (i.e., inflation-adjusted) basis and net of management fees over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

To the extent permitted by the 1940 Act, the Fund may borrow money from banks to purchase investments for the Fund. The Fund will adhere to the SEC's asset coverage requirements for all such borrowings.

SECURITIES SELECTION

The Fund is a multi-asset fund. The asset classes in which the Fund may invest include, but are not limited to, the following: US equities, non-US equities, emerging market equities, US fixed income, non-US fixed income, emerging market debt, US high yield fixed income and cash equivalents. Asset Allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the United States and abroad. Investments also may be made in selected sectors of these asset classes.

Within the equity portion of the Fund's portfolio, the Advisor selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The Fund's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including high yield (lower-rated) securities and convertible debt securities.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- US GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND INTERMEDIATE CAPITALIZATION COMPANY RISK--The risk that investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- ASSET ALLOCATION RISK--The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative instrument. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them.

- LEVERAGE RISK--The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund will be less than if borrowing were not used. Certain derivatives that the Fund may use may also create leverage. Derivative instruments that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivative instruments.

- INVESTING IN OTHER FUNDS RISKS--The investment performance of the Fund is affected by the investment performance of the underlying funds in which the Fund invests. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds expenses.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not completed a full calendar year of investment operations as of the date of this prospectus.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              5.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        1.00%        None
Exchange Fee                                                              None         None         None         None
Redemption Fee (as a percentage of amount redeemed within
  90 days of purchase, if applicable)***                                  1.00%        None         None         1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)****

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.85%        0.85%        0.85%        0.85%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        1.00%        None
Other Expenses*****                                                       0.22%        0.26%        0.24%        0.15%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.32%        2.11%        2.09%        1.00%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                                --         0.01%          --           --
                                                                         -------      -------      -------     -------
Net Expenses******                                                        1.32%        2.10%        2.09%        1.00%
                                                                         =======      =======      =======     =======

     * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
    ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
   *** Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
  **** The operating expenses shown are based on expenses incurred during the
       Fund's most recent fiscal year ending June 30, 2005.
 ***** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
       AM (Americas).
****** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not completed a full year of investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                1 YEAR        3 YEARS
                                                                                -------      ---------
Class A                                                                         $   677      $     945
Class B (assuming sale of all shares at end of period)                              713            960
Class B (assuming no sale of shares)                                                213            660
Class C (assuming sale of all shares at end of period)                              312            655
Class C (assuming no sale of shares)                                                212            655
Class Y                                                                             102            318

UBS INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include dividend-paying securities, common stock and preferred stock of issuers located throughout the world. The Fund may invest in issuers from both developed and emerging markets. The Fund may invest in stocks of companies of any size. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in equity securities.

SECURITIES SELECTION

The Advisor uses a disciplined intrinsic or fundamental value approach that seeks to take advantage of pricing anomalies in markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2005, the Fund was invested in securities of issuers from 19 countries and none of its assets were invested in US operating companies.

For each security under analysis, a fundamental value is estimated, based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. Such anomalies are often created by human over-reaction to news flow. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging market equity and small cap equity asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING AND EMERGING MARKETS RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES

CALENDAR YEAR      TOTAL RETURN
1995                  15.55%
1996                  12.75%
1997                   5.74%
1998                  14.39%
1999                  19.16%
2000                  -9.09%
2001                 -16.99%
2002                 -14.12%
2003                  31.66%
2004                  17.25%

Total Return January 1 to September 30, 2005: 5.83%
Best quarter during calendar years shown: 2nd Quarter 2003: 17.22% Worst quarter during calendar years shown: 3rd Quarter 2002: - 21.31%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2004

CLASS Y SHARES
(INCEPTION DATE: 8/31/93)                                               1 YEAR        5 YEAR     10 YEAR     LIFE OF CLASS
-----------------------------------------------------------             ------        ------     --------    -------------
Return Before Taxes                                                      17.25%        0.01%        6.51%        5.48%
Return After Taxes on Distributions                                      17.19%       -1.57%        4.86%        4.01%
Return After Taxes on Distributions and Sale of Fund Shares              11.62%       -0.70%        4.82%        4.01%
MSCI WORLD EX-USA INDEX* (1)                                             20.36%       -0.77%        5.95%        5.80%

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------------------------------
Return Before Taxes                                                      10.68%       -1.30%         N/A         2.16%
MSCI WORLD EX-USA INDEX* (1)                                             20.36%       -0.77%         N/A         3.97%

CLASS B SHARES**
(INCEPTION DATE: 2/12/02)
-----------------------------------------------------------
Return Before Taxes                                                      11.18%         N/A          N/A         9.71%
MSCI WORLD EX-USA INDEX* (1)                                             20.36%         N/A          N/A        14.85%

CLASS C SHARES**
(INCEPTION DATE: 1/25/02)
-----------------------------------------------------------
Return Before Taxes                                                      15.26%         N/A          N/A        10.30%
MSCI WORLD EX-USA INDEX* (1)                                             20.36%         N/A          N/A        14.20%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The MSCI World ex-USA Index is an unmanaged, market driven broad-based securities index which includes non-US equity markets in terms of capitalization and performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              5.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        1.00%        None
Exchange Fee                                                              None         None         None         None
Redemption Fee (as a percentage of amount redeemed within 90
  days of purchase, if applicable)***                                     1.00%        None         None         1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)****

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.80%        0.80%        0.80%        0.80%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        1.00%        None
Other Expenses*****                                                       0.63%        0.45%        0.36%        0.38%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.68%        2.25%        2.16%        1.18%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                              0.43%        0.25%        0.16%        0.18%
                                                                         -------      -------      -------     -------
Net Expenses******                                                        1.25%        2.00%        2.00%        1.00%
                                                                         =======      =======      =======     =======

     * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
    ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
   *** Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
  **** The operating expenses shown are based on expenses incurred during the
       Fund's most recent fiscal year ending June 30, 2005.
 ***** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
       AM (Americas).
****** The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses of the Fund do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                                    ----------   ----------   ----------   ----------
Class A                                                             $      670   $    1,011   $    1,374   $    2,394
Class B (assuming sale of all shares at end of period)                     703          979        1,382        2,291
Class B (assuming no sale of shares)                                       203          679        1,182        2,291
Class C (assuming sale of all shares at end of period)                     303          661        1,145        2,480
Class C (assuming no sale of shares)                                       203          661        1,145        2,480
Class Y                                                                    102          357          632        1,416

UBS EMERGING MARKETS DEBT FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in debt securities that are tied economically to emerging market countries. The Fund may invest in debt securities of any maturity, but generally invests in securities having an initial maturity of more than one year. The Fund is a non-diversified fund.

Such investments may include debt securities issued by governments, government-related entities (including participation in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The Fund intends to invest primarily in a portfolio of debt securities located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

A substantial amount of the Fund's assets may be invested in higher-yielding, lower-rated bonds. Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's and BB or lower by S&P.

Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund may also invest in debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swap contracts and currency swap contracts. Such investments may be used to satisfy the Fund's 80% investment policy. The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in debt securities that are tied economically to emerging markets countries.

SECURITIES SELECTION

The investment decision-making process can be divided up into two parts - country selection and security selection.

COUNTRY SELECTION

The Advisor decides on country over- and under-weights relative to the Fund's benchmark, the J.P. Morgan Emerging Market Bond Index Global, by using a price/value framework. Subjective judgments, such as political risk assessment, also affect the final country decision.

SECURITY SELECTION

The Advisor searches for bonds that will outperform market expectations, given the Advisor's country and market views. The Advisor also seeks to identify potential sales in the Fund's portfolio when risk is not being compensated by expected return. Typically, the Fund invests in US dollar denominated sovereign bonds, but the Advisor also examines corporate and local currency opportunities.

The Advisor's analysis of emerging market bonds is enhanced by an advanced in-house emerging market bond analytics database. The database is specially designed to assimilate the characteristics of emerging market bonds; it allows the Advisor to perform detailed instrument-level analysis.

In addition to macroeconomic research, bottom-up input-such as liquidity considerations, volatility and company risk for specific bonds, to name but a few-is also crucial in the Advisor's decision making process.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the Statement of Additional Information ("SAI") for further information.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- GEOGRAPHIC CONCENTRATION RISK--The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The risk that the Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              4.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        0.75%        None
Exchange Fee                                                              None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           0.65%        0.65%        0.65%        0.65%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        0.75%        None
Other Expenses****                                                        0.50%        0.50%        0.50%        0.50%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.40%        2.15%        1.90%        1.15%
                                                                         =======      =======      =======     =======
Management Fees/Expense Reimbursements                                      --           --           --           --
                                                                         -------      -------      -------     -------
Net Expenses*****                                                         1.40%        2.15%        1.90%        1.15%
                                                                         =======      =======      =======     =======

    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  ***  The fees and expenses are based on estimates.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.40% for Class A shares, 2.15% for Class B shares, 1.90% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                1 YEAR        3 YEARS
                                                                                -------      ---------
Class A                                                                         $   586      $     873
Class B (assuming sale of all shares at end of period)                              718            973
Class B (assuming no sale of shares)                                                218            673
Class C (assuming sale of all shares at end of period)                              268            597
Class C (assuming no sale of shares)                                                193            597
Class Y                                                                             117            365

UBS EMERGING MARKETS EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund may invest in stocks of companies of any size. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.

The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa, or the Middle East. The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Up to 20% of the Fund's net assets may be invested in higher-yielding, lower-rated fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. These securities are rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's and BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Securities in these categories may also be called "high yield bonds" or "junk bonds." The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside of the United States. The Fund may also invest in securities of small capitalization companies.

The Fund's management process begins with an analysis of the fundamental economic and political elements that drive capital market risks and returns. We combine this "top-down" analysis with proven fundamental security research or "bottom-up" analysis. Investment decisions represent the synthesis of quantitative estimates and qualitative judgments of the portfolio management team.

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

For each security under analysis, an intrinsic value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This intrinsic value estimate is a function of the present value of the estimated future cash flows. The resulting intrinsic value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic value allows comparison across industries and countries.

The Advisor's investment specialists are organized along sector lines. Through an intensive process of company visits and interactions with industry specialists, analysts gain an understanding of both the company and the dynamics of the company's industry. There is a continuous effort to identify non-consensus sources of information. Analysts are able to draw on the resources of the entire UBS Global Asset Management global research team. This is increasingly important as more companies operate in a global context. The goal is to gain a clear understanding of the medium-term (up to five years) and long-term prospects of the company, and in particular, its ability to generate earnings.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the SAI for further information.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in equity securities that are tied economically to emerging markets countries.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- GEOGRAPHIC CONCENTRATION RISK--The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The risk that the Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                              5.50%        None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)                  None**       5.00%        1.00%        None
Exchange Fee                                                              None         None         None         None
Redemption Fee
  (as a percentage of amount redeemed, if applicable)***                  1.00%        None         None         1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)****

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                           1.10%        1.10%        1.10%        1.10%
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%        1.00%        None
Other Expenses*****                                                       0.50%        0.50%        0.50%        0.50%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                      1.85%        2.60%        2.60%        1.60%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements                                --           --           --           --
                                                                         -------      -------      -------     -------
Net Expenses******                                                        1.85%        2.60%        2.60%        1.60%
                                                                         =======      =======      =======     =======

     * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
    ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
   *** Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
  **** The fees and expenses are based on estimates.
 ***** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
       AM (Americas).
****** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2006, do not exceed 1.85% for Class A shares, 2.60% for Class B shares, 2.60% for Class C shares and 1.60% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                1 YEAR        3 YEARS
                                                                                -------      ---------
Class A                                                                         $   728      $   1,100
Class B (assuming sale of all shares at end of period)                              763          1,108
Class B (assuming no sale of shares)                                                263            808
Class C (assuming sale of all shares at end of period)                              263            808
Class C (assuming no sale of shares)                                                363            808
Class Y                                                                             463            811

THE UBS FUNDS

MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING

Each UBS Fund (except UBS Absolute Return Bond Fund) offers four classes of shares--Class A, Class B, Class C and Class Y. The UBS Absolute Return Bond Fund offers Class A, Class C and Class Y shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The UBS Funds have adopted separate plans pertaining to the Class A, Class B and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class B and Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C Shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" later in this prospectus.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service fee of 0.25% of average net assets, except UBS Absolute Return Bond Fund, which pays an annual service fee of 0.15% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each Fund are described in the following tables:

CLASS A SALES CHARGES-UBS U.S. Bond Fund, UBS High Yield Fund, UBS Global Bond Fund and UBS Emerging Markets Debt Fund:

                                                                                       REALLOWANCE TO
                                        SALES CHARGE AS A PERCENTAGE OF:             SELECTED DEALERS AS
AMOUNT OF INVESTMENT                OFFERING PRICE       NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
--------------------                --------------       -------------------    ----------------------------
Less than $100,000                      4.50%                  4.71%                               4.00%
$100,000 to $249,999                    3.50                   3.63                                3.00
$250,000 to $499,999                    2.50                   2.56                                2.00
$500,000 to $999,999                    2.00                   2.04                                1.75
$1,000,000 and over (1)                 None                   None                  May pay up to 1.00(3)

CLASS A SALES CHARGES-UBS Absolute Return Bond Fund

                                                                                       REALLOWANCE TO
                                        SALES CHARGE AS A PERCENTAGE OF:             SELECTED DEALERS AS
AMOUNT OF INVESTMENT                OFFERING PRICE       NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
--------------------                --------------       -------------------    ----------------------------
Less than $50,000                       2.50%                  2.56%                               2.00%
$50,000 to $99,999                      2.00                   2.04                                1.75
$100,000 to $249,999                    1.00                   1.01                                0.90
$250,000 and over (2)                   None                   None                                0.50

CLASS A SALES CHARGES-UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS Global Allocation Fund, UBS Dynamic Alpha Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS Emerging Markets Equity Fund:

                                                                                       REALLOWANCE TO
                                        SALES CHARGE AS A PERCENTAGE OF:             SELECTED DEALERS AS
AMOUNT OF INVESTMENT                OFFERING PRICE       NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
--------------------                --------------       -------------------    ----------------------------
Less than $50,000                       5.50%                  5.82%                             5.00%
$50,000 to $99,999                      4.50                   4.71                              4.00
$100,000 to $249,999                    3.50                   3.63                              3.00
$250,000 to $499,999                    2.50                   2.56                              2.00
$500,000 to $999,999                    2.00                   2.04                              1.75
$1,000,000 and over (1)                 None                   None                 May pay up to 1.00(3)

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.
(2) A contingent deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.50% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.
(3) For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

If you intend to purchase more than $10 million of Class A shares ($5 million in the case of UBS U.S. Small Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund), you should instead purchase Class Y shares, which have lower on-going expenses.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                PERCENTAGE (BASED ON AMOUNT OF
                                               INVESTMENT) BY WHICH THE SHARES'
                                                NET ASSET VALUE IS MULTIPLIED:
                                      -----------------------------------------------
                                        LESS        $100,000     $250,000    $500,000
IF YOU SELL                             THAN           TO           TO          TO
SHARES WITHIN:                        $100,000      $249,999     $499,999    $999,999
--------------                        --------      --------     --------    --------
1st year since purchase               5%            3%           3%          2%
2nd year since purchase               4%            2%           2%          1%
3rd year since purchase               3%            2%           1%          None
4th year since purchase               2%            1%           None        None
5th year since purchase               2%            None         None        None
6th year since purchase               1%            None         None        None
7th year since purchase               None          None         None        None

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Funds after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase;
(ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

-  First, Class B shares representing reinvested dividends, and

-  Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for fixed income funds (except the UBS Absolute Return Bond Fund), 0.25% of average net assets for the UBS Absolute Return Bond Fund and 0.75% of average net assets for equity funds. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for equity funds, 0.75% for fixed income funds (except the UBS Absolute Return Bond Fund), and 0.50% for UBS Absolute Return Bond Fund, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for equity funds, 0.75% for fixed income funds (except the UBS Absolute Return Bond Fund) and 0.50% for UBS Absolute Return Bond Fund by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

  1. Redemptions from any registered mutual fund for which UBS Global AM (US) or any of its affiliates serves as principal underwriter if you:

      -  Originally paid a front-end sales charge on the shares; and

      -  Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

  1. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

  2. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

  3. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

  4. Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

  5. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

  6.  Insurance company separate accounts.

  7. Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

  8.  Reinvestment of capital gains distributions and dividends.

  9. College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

 10. A UBS Financial Services Inc. Adviser who was formerly employed as an investment executive with a competing brokerage firm, and

      - you were the Financial Advisor's client at the competing brokerage firm;

      - within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

      - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B AND CLASS C SHARES CONTINGENT DEFERRED SALES CHARGE WAIVERS. The contingent deferred sales charge will be waived for:

-  Redemptions of Class A shares by former holders of Class N shares;

- Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

-  Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

   --are limited annually to no more than 12% of the original account value;

   --are made in equal monthly amounts, not to exceed 1% per month; and

   --the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

-  Redemptions of shares purchased through certain retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES

RIGHT OF ACCUMULATION

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C and/or Class P or Y shares of Family Funds(1) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C and/or Class P or Y shares, as well as those Class A, Class B, Class C and/or Class P or Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C and/or Class P or Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C and/or Class P or Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

LETTER OF INTENT

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds(1). Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is

(1). Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

NOTE ON SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

- Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

- Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

- Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/globalam

CLASS Y SHARES

Shareholders pay no front-end sales charges on Class Y shares. However, as of May 26, 2005, UBS Global AM (US), as principal underwriter of the Funds, may make payments out of its own resources, to affiliated (UBS Financial Services Inc.) and unaffiliated dealers, pursuant to written dealer agreements as follows: a one time finder's fee consistent with the Fund's Class A share Reallowance to Selected Dealers' schedule (see pages 94-95) and beginning in month 13 an ongoing fee in an amount up to 20 basis points for an equity, asset allocation or a balanced Fund and 15 basis points for a fixed income Fund. UBS Global AM (US) does not make these payments on employee related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the Fund.

The following are eligible to purchase Class Y shares:

- Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

- Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program;

- College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

-  Other investors as approved by the Funds' Board of Trustees;

- Shareholders who invest a minimum initial amount of $10 million in a Fund ($5 million for UBS U.S. Small Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund). An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

- Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

- Employees of UBS Global AM (Americas) or UBS Global AM (US) as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000; and

- Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

- Buying shares through the transfer agent as described later in this prospectus; or

-  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

- 0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.

- a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS Global AM (US) out of its own resources.

MINIMUM INVESTMENTS:

Class A, Class B and Class C shares:

To open an account                                     $   1,000
To add to an account                                   $     100

The Funds may waive or reduce these amounts for:

-  Employees of UBS Global AM (US) or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

MARKET TIMERS. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) will attempt to prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary use its best efforts to identify and bar any customer or participant that is engaging in market timing, if possible.

While the Funds will encourage Financial Intermediaries to apply the Funds' market timing policies to their customers or participants who invest in the Funds through an omnibus account, the Funds are limited in their ability to monitor the trading activity or enforce the Funds' market timing policies with respect to customers of Financial Intermediaries. For example, although UBS Global AM (Americas) reviews the trading activity of omnibus accounts, UBS Global AM (Americas) may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap fee accounts that have an automatic rebalancing feature.

SELLING SHARES

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services, Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

REDEMPTION FEE (UBS GLOBAL ALLOCATION FUND, UBS GLOBAL EQUITY FUND, UBS INTERNATIONAL EQUITY FUND, UBS DYNAMIC ALPHA FUND AND UBS EMERGING MARKETS EQUITY FUND)

If you sell or exchange Class A shares or sell Class Y shares of UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Dynamic Alpha Fund or UBS Emerging Markets Equity Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM
(US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to Class A or Class Y shares of the above-referenced Funds that:

- are held through certain omnibus accounts, including retirement plans qualified under Section 401(k) of the IRC or plans administered as college savings programs under Section 529 of the IRC;

-  are sold or exchanged under automatic withdrawal plans;

- are held through certain managed account programs with automatic asset allocation rebalancing features; or

-  are sold due to death or disability of the shareholder.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of a Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares but shareholders of UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Dynamic Alpha Fund and UBS Emerging Markets Equity Fund may be subject to the redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the Fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other Fund.

You may exchange shares of one Fund for shares of another Fund only after the first purchase has settled and the first Fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

-  Your name and address;

-  Your account number;

- The name of the Fund whose shares you are selling, and if exchanging shares, the name of the Fund whose shares you want to buy;

-  The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

   PFPC Inc.
   UBS Global Asset Management
   P.O. Box 9786
   Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

TRANSFER OF ACCOUNTS

If you hold Class A, Class B, Class C or Class Y shares of a Fund in a brokerage account and you transfer your brokerage accounts to another firm, your Fund shares will be moved to an account with PFPC Inc., the Funds' transfer agent. However, if the other firm has entered into a dealer agreement relating to the Fund with UBS Global AM (US), the Funds' principal underwriter, you may be able to hold Fund shares in an account with the other firm.

PRICING AND VALUATION

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value of its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or, if market prices are not readily available, valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's Board of Trustees. Each Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

The Trust's Board of Trustees has delegated to the UBS Global Asset Management Funds' Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio securities. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value the Funds' portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price.

Each Fund expects to price most of its portfolio securities based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. If a Fund concludes that a market quotation is not readily available for a portfolio security for any number of reasons, including the occurrence of a "significant event" (E.G., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects security values as of the time of pricing.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in securities that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares.

MANAGEMENT

INVESTMENT ADVISOR

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. As of June 30, 2005, the Advisor had approximately $50.1 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $535.2 billion in assets under management as of June 30, 2005. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of the UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Dynamic Alpha Fund, UBS U.S. Bond Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund is available in the Funds' annual report to shareholders dated June 30, 2005.

PORTFOLIO MANAGEMENT

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS ABSOLUTE RETURN BOND FUND, UBS U.S. BOND FUND AND UBS GLOBAL BOND FUND

John A. Penicook is the lead portfolio manager for the UBS Absolute Return Bond Fund, UBS U.S. Bond Fund and UBS Global Bond Fund. Mr. Penicook has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Funds invest. Mr. Penicook, as lead portfolio manager and coordinator for management of each Fund, has responsibility for allocating each Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Penicook is provided below.

John A. Penicook is the Global Head of Fixed Income at UBS Global Asset Management. Mr. Penicook has been a Managing Director of UBS Global Asset Management since 1995. He has been a portfolio manager of the UBS Absolute Return Bond Fund, UBS U.S. Bond Fund and the UBS Global Bond Fund since the inception of each Fund.

UBS HIGH YIELD FUND

Marianne Rossi is the lead portfolio manager for the UBS High Yield Fund. Ms. Rossi has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research and or security selection. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Ms. Rossi, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Ms. Rossi is provided below.

Marianne Rossi is a Managing Director in Fixed Income portfolio management at UBS Global Asset Management since April 2000. Ms. Rossi has been a Managing Director of UBS Global Asset Management since December 2000 and portfolio manager of the Fund since 2000.

UBS U.S. LARGE CAP EQUITY FUND AND UBS U.S. LARGE CAP VALUE EQUITY FUND

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Value Equity Fund. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

John Leonard is Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of each Fund since its inception.

Thomas M. Cole is Head of Research - North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995 and a portfolio manager of each Fund since its inception.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of each Fund since its inception.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management. Mr. Hazen has been a portfolio manager of each Fund since its inception.

UBS U.S. LARGE CAP GROWTH FUND

Lawrence Kemp is the lead portfolio manager for the UBS U.S. Large Cap Growth Fund. Mr. Kemp has access to certain members of the US Equities Growth investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research and or security selection. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Kemp, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio among the various managers and analysts, implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Kemp is provided below.

Lawrence G. Kemp is Head of the Large Cap Growth Equity portfolio construction team at UBS Global Asset Management and is a Managing Director of UBS Global Asset Management. Mr. Kemp has been an investment professional with UBS Global Asset Management since 1992 and portfolio manager of the Fund since January 2002.

UBS U.S. SMALL CAP EQUITY FUND

Mr. Wilfred Talbot is the lead portfolio manager for the UBS U.S. Small Cap Equity Fund. He and his team of analysts work exclusively on small cap core and small cap value investing. Each small cap analyst is assigned a set of industries. The analyst is then responsible for stock selection in those industries. Mr. Talbot oversees the research, conducts research on industries assigned to him, and constructs the small cap portfolios. Mr. Talbot reviews the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Talbot is provided below.

Wilfred Talbot has been a Managing Director of UBS Global Asset Management since 1997 and portfolio manager of the Fund since its inception.

UBS U.S. SMALL CAP GROWTH FUND

Paul Graham and David Wabnik are the portfolio managers for the UBS U.S. Small Cap Growth Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to members of the US Equities Growth investment management team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Mr. Graham and Mr. Wabnik is provided below.

Paul Graham is the Head of US Growth Equities at UBS Global Asset Management. Mr. Graham has been an employee of UBS Global Asset Management since 1994, a Managing Director of UBS Global Asset Management since 2003, and portfolio manager of the Fund since its inception.

David Wabnik is a Co-Head of Small-Mid Cap Growth Equities and a Senior Portfolio Manager at UBS Global Asset Management. Mr. Wabnik has been an employee of UBS Global Asset Management since 1995, an Executive Director of UBS Global Asset Management since 2001, and portfolio manager of the Fund since its inception.

UBS GLOBAL ALLOCATION FUND AND UBS DYNAMIC ALPHA FUND

Brian D. Singer is the lead portfolio manager for the UBS Global Allocation Fund and UBS Dynamic Alpha Fund. Mr. Singer has access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Funds invest. Mr. Singer, as lead portfolio manager and coordinator for management of each Fund, has responsibility for allocating each Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Singer is provided below.

Brian D. Singer is the Chief Investment Officer, Americas, at UBS Global Asset Management. Mr. Singer has been a Managing Director of UBS Global Asset Management since 1990 and portfolio manager of the UBS Global Allocation Fund since its inception and the UBS Dynamic Alpha Fund since its inception.

UBS INTERNATIONAL EQUITY FUND AND UBS GLOBAL EQUITY FUND

Thomas Madsen is the lead portfolio manager for the UBS International Equity Fund and UBS Global Equity Fund. Mr. Madsen has access to certain members of the International Equity investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Funds invest. Mr. Madsen, as lead portfolio manager and coordinator for management of each Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Madsen is provided below.

Thomas Madsen is the Global Head of Equities at UBS Global Asset Management. Mr. Madsen has been a Managing Director of UBS Global Asset Management since February, 2000 and a portfolio manager of the UBS International Equity Fund and the UBS Global Equity Fund since February 2000.

UBS EMERGING MARKETS DEBT FUND

Uwe Schillhorn is the lead portfolio manager for the UBS Emerging Markets Debt Relationship Fund. Mr. Schillhorn has access to certain members of the Emerging Market Debt investment management team, each of whom is allocated specific responsibilities for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the UBS Emerging Markets Debt Relationship Fund invests. Mr. Schillhorn, as lead portfolio manager and coordinator for management of the UBS Emerging Markets Debt Relationship Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Schillhorn is provided below.

Uwe Schillhorn is the Head of Emerging Markets Debt at UBS Global Asset Management. Mr. Schillhorn has been an Executive Director of UBS Global Asset Management since 1997. Mr. Schillhorn has been the portfolio manager of UBS Emerging Markets Debt Relationship Fund since inception.

UBS EMERGING MARKETS EQUITY FUND

Mr. Mehran Nakhjavani is the lead portfolio manager for the Fund. Mr. Nakhjavani has access to certain members of the international equity investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Nakhjavani, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Nakhjavani is provided below.

Mehran Nakhjavani is a portfolio manager at UBS Global Asset Management. Mr. Nakhjavani has been an Executive Director of UBS Global Asset Management since 1998 and portfolio manager of the Fund since inception.

UBS U.S. REAL ESTATE EQUITY FUND

Mr. Bruce C. Ebnother is the lead portfolio manager for the UBS U.S. Real Estate Equity Fund. Mr. Ebnother has access to certain members of the Global Real Estate Securities investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various sectors and markets in which the Fund invests. Mr. Ebnother as coordinator has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Ebnother is provided below.

Bruce C. Ebnother is Head of Global Real Estate Securities at UBS Global Asset Management. Mr. Ebnother is also an Executive Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1996 and a portfolio manager of the Fund since its inception.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

ADVISORY FEES

The investment advisory fees (expressed as a percentage of average net assets) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund are presented in the following tables.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses of the Funds do not exceed the amounts listed in the footnotes to the Expense Tables.

The contractual fee waiver and/or expense reimbursement agreement will remain in place for the Funds' fiscal year ending June 30, 2006. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

                                                                EFFECTIVE
                                                                ADVISORY
                                                                FEE AS OF            ADVISORY FEE BREAKPOINT SCHEDULE
                                                                 JUNE 30,            --------------------------------
FUND                                                              2005         ASSETS UNDER MANAGEMENT              FEE
----                                                            ----------     -----------------------              ---
UBS U.S. Large Cap Value Equity Fund                              0.70%        $0 - $500 million                   0.700%
                                                                               On the next $500
                                                                               million - $1 billion                0.650%
                                                                               On the next $1 billion
                                                                               - $1.5 billion                      0.600%
                                                                               On the next $1.5
                                                                               billion - $2 billion                0.575%
                                                                               Above $2 billion                    0.550%
UBS U.S. Small Cap Equity Fund                                    1.00%        N/A                                 1.000%
UBS U.S. Real Estate Equity Fund                                  0.90%        N/A                                 0.900%
UBS Global Bond Fund                                              0.75%        $0 - $500 million                   0.750%
                                                                               On the next $500
                                                                               million - $1 billion                0.700%
                                                                               On the next $1 billion
                                                                               - $1.5 billion                      0.650%
                                                                               On the next $1.5
                                                                               billion - $2 billion                0.600%
                                                                               Above $2 billion                    0.550%
UBS U.S. Large Cap Equity Fund                                    0.70%        $0 - $500 million                   0.700%
                                                                               On the next $500
                                                                               million - $1 billion                0.650%
                                                                               On the next $1 billion
                                                                               - $1.5 billion                      0.600%
                                                                               On the next $1.5
                                                                               billion - $2 billion                0.575%
                                                                               Above $2 billion                    0.550%
UBS U.S. Large Cap Growth Fund                                    0.70%        $0 - $500 million                   0.700%
                                                                               On the next $500
                                                                               million - $1 billion                0.650%
                                                                               On the next $1 billion
                                                                               - $1.5 billion                      0.600%
                                                                               On the next $1.5
                                                                               billion - $2 billion                0.575%
                                                                               Above $2 billion                    0.550%
UBS U.S. Small Cap Growth Fund                                    0.85%        $0 - $1 billion                     0.850%
                                                                               Above $1 billion                    0.825%
UBS U.S. Bond Fund                                                0.50%        $0 - $500 million                   0.500%
                                                                               On the next $500
                                                                               million - $1 billion                0.475%
                                                                               On the next $1 billion
                                                                               - $1.5 billion                      0.450%
                                                                               On the next $1.5
                                                                               billion - $2 billion                0.425%
                                                                               Above $2 billion                    0.400%

                                                                EFFECTIVE
                                                                ADVISORY
                                                                FEE AS OF            ADVISORY FEE BREAKPOINT SCHEDULE
                                                                 JUNE 30,            --------------------------------
FUND                                                              2005         ASSETS UNDER MANAGEMENT              FEE
----                                                            ----------     -----------------------              ---
UBS High Yield Fund                                               0.60%        $0 - $500 million                   0.600%
                                                                               On the next $500 million -
                                                                               $1 billion                          0.550%
                                                                               Above $1 billion                    0.525%
UBS Absolute Return Bond Fund.                                    0.55%        $0 - $500 million                   0.550%
                                                                               On the next $500 million -
                                                                               $1 billion                          0.500%
                                                                               On the next $1 billion -
                                                                               $1.5 billion                        0.475%
                                                                               On the next $1.5 billion -
                                                                               $2 billion                          0.450%
                                                                               Above $2 billion                    0.425%
UBS Dynamic Alpha Fund                                            0.85%        $0 - $500 million                   0.850%
                                                                               On the next $500 million -
                                                                               $1 billion                          0.800%
                                                                               On the next $1 billion -
                                                                               $1.5 billion                        0.750%
                                                                               On the next $1.5 billion -
                                                                               $2 billion                          0.725%
                                                                               Above $2 billion                    0.700%
UBS Emerging Markets Debt Fund                                    0.65%        N/A                                 0.650%
UBS Emerging Markets Equity Fund                                  1.10%        N/A                                 1.100%
UBS Global Allocation Fund*                                       0.72%        $0 - $500 million                   0.800%
                                                                               On the next $500 million -
                                                                               $1 billion                          0.750%
                                                                               On the next $1 billion -
                                                                               $1.5 billion                        0.700%
                                                                               On the next $1.5 billion -
                                                                               $2 billion                          0.675%
                                                                               On the next $2 billion -
                                                                               $3 billion                          0.650%
                                                                               Above $3 billion                    0.630%
UBS Global Equity Fund                                            0.73%        $0 - $250 million                   0.750%
                                                                               On the next $250 million -
                                                                               $500 million                        0.700%
                                                                               On the next $500 million -
                                                                               $1 billion                          0.680%
                                                                               Above $1 billion                    0.650%

With regard to UBS International Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expense so that the total operating expenses of the Fund do not exceed the amount listed in the footnote to its Expense Table.

                                                                EFFECTIVE
                                                                ADVISORY
                                                                FEE AS OF            ADVISORY FEE BREAKPOINT SCHEDULE
                                                                 JUNE 30,            --------------------------------
FUND                                                              2005         ASSETS UNDER MANAGEMENT              FEE
----                                                            ----------     -----------------------              ---
UBS International Equity Fund                                     0.80%        $0 - $500 million                   0.800%
                                                                               On the next $500
                                                                               million -
                                                                               $1 billion                          0.750%
                                                                               On the next $1
                                                                               billion -
                                                                               $1.5 billion                        0.700%
                                                                               On the next $1.5
                                                                               billion -
                                                                               $2 billion                          0.675%
                                                                               Above $2 billion                    0.650%

* Effective July 1, 2005, the Board approved an additional breakpoint for assets above $3 billion for UBS Global Allocation Fund's investment advisory fee breakpoint schedule.

ADMINISTRATOR

UBS Global AM (Americas) is also the administrator of the Funds. Each Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will generally post on their Web Site at http://www.ubs.com/globalam, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 14 calendar days after the end of the calendar quarter. Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Funds' forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semi-annual and annual reports, respectively, sent to shareholders. The semi-annual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/globalam. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared, and paid, by each fixed income fund (except UBS Absolute Return Bond Fund) monthly, by UBS Absolute Return Bond Fund quarterly, and by each equity fund and multi-asset fund annually. Capital gains, if any, are declared and distributed in December. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of a Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAXES

In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

By law, a Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

-  provide your correct social security or taxpayer identification number,

-  certify that this number is correct,

-  certify that you are not subject to backup withholding, and

-  certify that you are a US person (including a US resident alien).

A Fund also must withhold if the IRS instructs it to do so.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit. Non-US investors may be subject to US withholding or estate tax, and are subject to special US tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

SUPPLEMENTAL INVESTMENT ADVISOR PERFORMANCE INFORMATION

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The following tables provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50% or 4.50%, as applicable. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. BOND FUND

[CHART]

COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE
JANUARY 1, 1982 THROUGH AUGUST 31, 2005

YEAR                NET RETURN (%)(1)         NET RETURN (%)(2)          GROSS RETURN (%)       BENCHMARK RETURN (%)(3)
1982                     29.00%                    35.08%                    36.20%                    32.62%
1983                      1.99%                     6.79%                     7.70%                     8.37%
1984                      9.56%                    14.72%                    15.69%                    15.15%
1985                     15.78%                    21.24%                    22.25%                    22.11%
1986                      9.80%                    14.98%                    15.94%                    15.25%
1987                     -0.97%                     3.70%                     4.58%                     2.76%
1988                      3.11%                     7.97%                     8.88%                     7.88%
1989                      7.67%                    12.74%                    13.69%                    14.53%
1990                      3.56%                     8.44%                     9.35%                     8.95%
1991                     12.04%                    17.31%                    18.30%                    16.00%
1992                      2.40%                     7.22%                     8.13%                     7.40%
1993                      4.68%                     9.61%                    10.54%                     9.75%
1994                     -7.49%                    -3.13%                    -2.30%                    -2.92%
1995                     12.33%                    17.62%                    18.61%                    18.48%
1996                    -1.14%                      3.51%                     4.39%                     3.63%
1997                      4.32%                     9.24%                    10.16%                     9.65%
1998                      2.49%                     7.32%                     8.22%                     8.67%
1999                     -5.43%                    -0.97%                    -0.13%                    -0.83%
2000                      5.59%                    10.56%                    11.50%                    11.62%
2001                      3.08%                     7.93%                     8.84%                     8.44%
2002                     -0.59%                     4.09%                     4.61%                     5.04%
2003                     -0.58%                     4.11%                     4.99%                     4.36%
2004                      0.88%                     5.63%                     6.52%                     6.13%
2005                     -1.45%                     3.19%                     4.07%                     4.15%

COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE
FOR PERIODS ENDED AUGUST 31, 2005

YEAR                NET RETURN (%)(1)         NET RETURN (%)(2)          GROSS RETURN (%)       BENCHMARK RETURN (%)(3)
----                -----------------         -----------------          ----------------       -----------------------
1 year                    -1.45%                   3.19%                      4.07%                    4.15%
5 years                    5.30%                   6.28%                      7.17%                    6.98%
10 years                   5.66%                   6.15%                      7.04%                    6.76%
Since inception            9.28%                   9.49%                     10.42%                    9.86%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Lehman U.S. Aggregate Index. The Lehman U.S. Aggregate Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. BOND FUND

COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE
JANUARY 1, 1982 THROUGH DECEMBER 31, 2004

                                                                                  BENCHMARK
YEAR             NET RETURN (%)(1)    NET RETURN (%)(2)     GROSS RETURN (%)      RETURN (%)(3)
----             -----------------    -----------------     ----------------      -------------
1982                   29.00%              35.08%                36.20%               32.62%
1983                    1.99%               6.79%                 7.70%                8.37%
1984                    9.56%              14.72%                15.69%               15.15%
1985                   15.78%              21.24%                22.25%               22.11%
1986                    9.80%              14.98%                15.94%               15.25%
1987                  - 0.97%               3.70%                 4.58%                2.76%
1988                    3.11%               7.97%                 8.88%                7.88%
1989                    7.67%              12.74%                13.69%               14.53%
1990                    3.56%               8.44%                 9.35%                8.95%
1991                   12.04%              17.31%                18.30%               16.00%
1992                    2.40%               7.22%                 8.13%                7.40%
1993                    4.68%               9.61%                10.54%                9.75%
1994                  - 7.49%             - 3.13%               - 2.30%              - 2.92%
1995                   12.33%              17.62%                18.61%               18.48%
1996                  - 1.14%               3.51%                 4.39%                3.63%
1997                    4.32%               9.24%                10.16%                9.65%
1998                    2.49%               7.32%                 8.22%                8.67%
1999                  - 5.43%             - 0.97%               - 0.13%              - 0.83%
2000                    5.59%              10.56%                11.50%               11.62%
2001                    3.08%               7.93%                 8.84%                8.44%
2002                    4.07%               8.98%                 9.90%               10.25%
2003                  - 0.56%               4.13%                 5.01%                4.10%
2004                  - 0.84%               3.83%                 4.71%                4.34%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Lehman U.S. Aggregate Index. The Lehman U.S. Aggregate Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS GLOBAL ALLOCATION
FUND

[CHART]

COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+
JANUARY 1, 1985 THROUGH AUGUST 31, 2005

                    NET             NET             GROSS        BENCHMARK       BENCHMARK       BENCHMARK         BENCHMARK
YEAR                RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)   RETURN (%)(4)   RETURN (%)(5)     RETURN (%)(6)
1985                   17.60%           24.45%        26.10%        32.56%           42.02%         32.29%             32.91%
1986                   11.59%           18.09%        19.66%        16.09%           42.65%         26.47%             24.78%
1987                    6.37%           12.55%        14.06%         2.27%           16.68%         18.39%              9.92%
1988                    8.01%           14.29%        15.82%        17.95%           24.11%          4.37%             15.96%
1989                   11.16%           17.63%        19.20%        29.17%           16.97%          4.34%             19.36%
1990                   -2.17%            3.53%         4.92%        -6.18%          -16.54%         11.97%             -3.56%
1991                   14.78%           21.46%        23.07%        34.20%           19.03%         15.82%             23.97%
1992                    1.69%            7.61%         9.05%         8.98%           -4.64%          5.53%              4.47%
1993                    4.48%           10.56%        12.04%        11.28%           22.90%         13.28%             14.46%
1994                   -7.47%           -2.09%        -0.76%        -0.06%            5.48%          2.33%              1.42%
1995                   17.54%           24.38%        26.03%        36.45%           21.29%         19.04%             24.70%
1996                    7.48%           13.74%        15.25%        21.21%           13.92%          3.63%             12.53%
1997                    4.28%           10.35%        11.83%        31.29%           15.92%          0.24%             14.30%
1998                    2.36%            8.33%         9.78%        23.43%           24.62%         15.29%             16.45%
1999                   -4.25%            1.32%         2.69%        23.56%           25.12%         -4.26%             16.85%
2000                   -0.58%            5.20%         6.62%       -10.89%          -13.08%          1.59%             -6.11%
2001                   -3.62%            2.00%         3.37%       -10.97%          -16.63%         -0.99%             -7.50%
2002                   -9.04%           -3.75%        -2.99%        -5.90%           -8.75%         10.93%            -16.38%
2003                    6.46%           12.65%        14.16%        14.86%           11.30%          9.43%             12.66%
2004                    7.87%           14.15%        15.60%        11.50%           15.94%         11.50%             13.35%
2005                    8.74%           15.05%        16.41%        15.32%           18.47%          6.51%             14.93%

COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+
FOR PERIODS ENDED AUGUST 31, 2005

                    NET             NET             GROSS        BENCHMARK       BENCHMARK       BENCHMARK         BENCHMARK
YEAR                RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)   RETURN (%)(4)   RETURN (%)(5)     RETURN (%)(6)
----                -------------   -------------   ----------   -------------   -------------   -------------     -------------
1 year                  8.74%            15.05%       16.41%          15.32%         18.47%         6.51%             14.93%
5 years                 7.63%             8.85%       10.26%         - 1.81%        - 1.05%         8.61%              3.02%
10 years                8.04%             8.66%       10.09%           9.86%          7.51%         5.94%              8.18%
Since inception        10.70%            11.00%       12.47%          12.72%         11.66%         9.79%             11.44%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Russell 3000 Index represents a broad US equities universe by representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.
(4) MSCI World Index is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
(5) The Citigroup World Government Bond Index represents the broad global fixed income markets and includes debt issues of US and most developed international governments, governmental entities and supranationals.
(6) GSMI is produced internally from generally available indices and is a blended index incorporating percentages of various indices across certain capital markets. The GSMI is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA Index, 21% Citigroup Broad Investment Grade Bond Index, 9% Citigroup Non-U.S. World Government Bond Index, 3% Merrill Lynch High Yield Cash Pay Constrained Index, 3% MSCI Emerging Markets Free Index and 2% J.P. Morgan EMBI Global. The percentages may be periodically re-weighted to reflect changing capital market expectations. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005 the 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index replaced the Merrill Lynch U.S. High Yield Cash Pay Index.
  + Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS GLOBAL ALLOCATION
FUND

COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+
JANUARY 1, 1985 THROUGH DECEMBER 31, 2004

                    NET             NET             GROSS        BENCHMARK       BENCHMARK       BENCHMARK         BENCHMARK
YEAR                RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)   RETURN (%)(4)   RETURN (%)(5)     RETURN (%)(6)
----                -------------   -------------   ----------   -------------   -------------   -------------     -------------
1985                    17.60%           24.45%        26.10%        32.16%           42.02%         32.29%            32.91%
1986                    11.59%           18.09%        19.66%        16.71%           42.65%         26.47%            24.78%
1987                     6.37%           12.55%        14.06%         1.94%           16.68%         18.39%             9.92%
1988                     8.01%           14.30%        15.82%        17.82%           24.11%          4.37%            15.96%
1989                    11.16%           17.63%        19.20%        29.32%           16.97%          4.34%            19.36%
1990                   - 2.17%            3.53%         4.92%       - 5.06%         - 16.54%         11.97%           - 3.56%
1991                    14.78%           21.46%        23.07%        33.66%           19.03%         15.82%            23.97%
1992                     1.69%            7.61%         9.05%         9.68%          - 4.64%          5.53%             4.47%
1993                     4.48%           10.56%        12.04%        10.87%           22.90%         13.28%            14.46%
1994                   - 7.47%          - 2.09%       - 0.76%         0.18%            5.48%          2.33%             1.42%
1995                    17.54%           24.38%        26.03%        36.81%           21.29%         19.04%            24.70%
1996                     7.48%           13.73%        15.25%        21.81%           13.92%          3.63%            12.53%
1997                     4.28%           10.35%        11.83%        31.78%           15.92%          0.24%            14.30%
1998                     2.36%            8.32%         9.78%        24.14%           24.62%         15.29%            16.45%
1999                   - 4.25%            1.32%         2.69%        20.90%           25.12%        - 4.26%            16.85%
2000                   - 0.58%            5.20%         6.62%       - 7.46%         - 13.08%          1.59%           - 6.11%
2001                   - 3.62%            1.99%         3.37%      - 11.46%         - 16.63%        - 0.99%           - 7.50%
2002                   - 8.92%          - 3.62%       - 2.31%      - 21.54%         - 19.65%         19.49%           - 8.27%
2003                    21.17%           28.22%        29.87%        31.06%           33.54%         14.91%            26.48%
2004                     7.44%           13.70%        15.09%        11.95%           15.03%         10.35%            12.87%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Russell 3000 Index represents a broad US equities universe by representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.
(4) MSCI World Index is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
(5) The Citigroup World Government Bond Index represents the broad global fixed income markets and includes debt issues of US and most developed international governments, governmental entities and supranationals.
(6) The Global Securities Market Index (GSMI) is produced internally from generally available indices and is a blended index incorporating percentages of various indices across certain capital markets. The GSMI is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA Index, 21% Citigroup Broad Investment Grade Bond Index, 9% Citigroup Non-U.S. World Government Bond Index, 3% Merrill Lynch High Yield Cash Pay Constrained Index, 3% MSCI Emerging Markets Free Index and 2% J.P. Morgan EMBI Global. The percentages may be periodically re-weighted to reflect changing capital market expectations. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005 the 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index replaced the Merrill Lynch U.S. High Yield Cash Pay Index.
  + Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. LARGE CAP EQUITY FUND

[CHART]

COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION EQUITY COMPOSITE+ JANUARY 1, 1992 THROUGH AUGUST 31, 2005

                        NET                 NET              GROSS          BENCHMARK
YEAR                    RETURN (%)(1)      RETURN (%)(2)     RETURN (%)     RETURN (%)(3)
----                    -------------      -------------     ----------     -------------
1992                        -2.40%            3.29%            4.00%            1.17%
1993                        19.27%           26.21%           27.51%           17.02%
1994                         2.59%            8.55%            9.69%            4.67%
1995                        11.13%           17.60%           18.82%           21.95%
1996                        14.80%           21.49%           22.75%           18.01%
1997                        29.79%           37.35%           38.76%           39.44%
1998                        -7.52%           -2.13%           -1.10%            6.10%
1999                        19.26%           26.20%           27.50%           39.35%
2000                        -9.01%           -3.72%           -2.70%           20.15%
2001                        -5.68%           -0.18%            0.87%          -25.42%
2002                       -14.76%           -9.80%           -8.84%          -17.47%
2003                         4.53%           10.60%           11.80%           12.86%
2004                         7.08%           13.32%           14.78%           11.33%
2005                         9.98%           16.38%           17.69%           14.63%

COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION EQUITY COMPOSITE+ FOR PERIODS ENDED AUGUST 31, 2005

                        NET                 NET              GROSS          BENCHMARK
YEAR                    RETURN (%)(1)      RETURN (%)(2)     RETURN (%)     RETURN (%)(3)
----                    -------------      -------------     ----------     -------------
1 year                       9.98%           16.38%           17.69%           14.63%
5 years                      4.42%            5.61%            6.79%          - 2.38%
10 years                     9.43%           10.06%           11.24%            9.99%
Since inception             10.87%           11.34%           12.52%           10.50%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.
  + Although the Advisor has managed this asset class since 1982, performance information for the period prior to November 30, 1991 is not shown because such information relates only to subsectors or carveouts of other accounts managed by the Advisor.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. LARGE CAP EQUITY FUND

COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION EQUITY COMPOSITE+ JANUARY 1, 1992 THROUGH DECEMBER 31, 2004

                        NET                 NET              GROSS          BENCHMARK
YEAR                    RETURN (%)(1)      RETURN (%)(2)     RETURN (%)     RETURN (%)(3)
----                    -------------      -------------     ----------     -------------
1992                           7.72%           13.99%           15.17%           9.04%
1993                           8.91%           15.24%           16.44%          10.15%
1994                         - 5.23%            0.28%            1.34%           0.38%
1995                          32.31%           40.01%           41.44%          37.77%
1996                          18.16%           25.03%           26.32%          22.44%
1997                          17.38%           24.22%           25.50%          32.85%
1998                          11.46%           17.95%           19.17%          27.02%
1999                         - 9.95%          - 4.71%          - 3.71%          20.91%
2000                         - 1.73%            3.98%            5.07%         - 7.79%
2001                         - 3.55%            2.06%            3.13%        - 12.45%
2002                        - 21.08%         - 16.49%         - 15.59%        - 21.65%
2003                          22.23%           29.35%           30.83%          29.89%
2004                           6.96%           13.19%           14.56%          11.40%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.
  + Although the Advisor has managed this asset class since 1982, performance information for the period prior to November 30, 1991 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. LARGE CAP VALUE EQUITY FUND

[CHART]

COMPOSITE PERFORMANCE: U.S. VALUE EQUITY COMPOSITE
JULY 1, 1998 THROUGH AUGUST 31, 2005

                NET                     NET                     GROSS           BENCHMARK
YEAR            RETURN (%)(1)           RETURN (%)(2)           RETURN (%)      RETURN (%)(3)
1998+              -2.76%                   2.90%                  3.46%           3.10%
1999               -6.76%                  -1.33%                 -0.24%           7.33%
2000               10.04%                  16.44%                 17.71%           7.01%
2001               -3.21%                   2.43%                  3.55%          -5.59%
2002              -18.05%                 -13.28%                -12.72%         -13.63%
2003                2.85%                   8.83%                 10.02%          11.63%
2004               10.87%                  17.33%                 18.60%          17.52%
2005                8.26%                  14.56%                 15.80%          16.86%

COMPOSITE PERFORMANCE: U.S. VALUE EQUITY COMPOSITE
FOR PERIODS ENDED AUGUST 31, 2005

YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)    BENCHMARK RETURN (%)(3)
----               -----------------       -----------------       ----------------    -----------------------
1 year                   8.26%                   14.56%                 15.80%                 16.86%
5 years                  6.43%                    7.64%                  8.82%                  5.66%
Since inception          5.60%                    6.44%                  7.61%                  5.74%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. LARGE CAP VALUE EQUITY FUND

COMPOSITE PEFORMANCE: U.S. VALUE EQUITY COMPOSITE
JULY 1, 1998 THROUGH DECEMBER 31, 2004

YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)    BENCHMARK RETURN (%)(3)
----               -----------------       -----------------       ----------------    -----------------------
1998+                     - 2.76%                   2.90%                  3.46%                  3.10%
1999                      - 6.76%                 - 1.33%                - 0.24%                  7.33%
2000                       10.04%                  16.44%                 17.71%                  7.01%
2001                      - 3.21%                   2.42%                  3.55%                - 5.59%
2002                     - 20.05%                - 15.40%               - 14.45%               - 15.52%
2003                       22.65%                  29.78%                 31.18%                 30.03%
2004                        7.20%                  13.44%                 14.68%                 16.49%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
  +  Performance is presented for July 1, 1998 through December 31, 1998.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. LARGE CAP GROWTH FUND

[CHART]

COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE
OCTOBER 1, 1998 THROUGH AUGUST 31, 2005

                NET                     NET                     GROSS           BENCHMARK
YEAR            RETURN (%)(1)           RETURN (%)(2)           RETURN (%)      RETURN (%)(3)
1998               17.93%                  24.79%                 25.09%          26.74%
1999               25.91%                  33.24%                 34.61%          33.16%
2000              -21.06%                 -16.47%                -15.57%         -22.42%
2001              -27.67%                 -23.46%                -22.64%         -20.42%
2002              -26.67%                 -25.73%                -25.25%         -25.13%
2003                5.41%                  11.54%                 12.70%          14.08%
2004                2.42%                   8.38%                  9.51%           5.36%
2005               11.15%                  17.61%                 18.83%          12.14%

COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE
FOR PERIODS ENDED AUGUST 31, 2005

YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)    BENCHMARK RETURN (%)(3)
----               -----------------       -----------------       ----------------    -----------------------
1 year                    11.15%                  17.61%                 18.83%                  12.14%
5 year                   - 9.69%                 - 8.66%                - 7.70%                - 10.52%
Since inception            0.94%                   1.77%                  2.84%                   0.77%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. LARGE CAP GROWTH FUND

COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE
OCTOBER 1, 1998 THROUGH DECEMBER 31, 2004

YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)    BENCHMARK RETURN (%)(3)
----               -----------------       -----------------       ----------------    -----------------------
1998+                      17.93%                  24.79%                 25.09%                 26.74%
1999                       25.91%                  33.24%                 34.61%                 33.16%
2000                     - 21.06%                - 16.47%               - 15.57%               - 22.42%
2001                     - 27.67%                - 23.46%               - 22.64%               - 20.42%
2002                     - 32.94%                - 29.04%               - 28.27%               - 27.88%
2003                       22.64%                  29.78%                 31.11%                 29.75%
2004                        5.03%                  11.14%                 12.30%                  6.30%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
  +  Performance is presented for October 1, 1998 through December 31, 1998.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. SMALL CAP GROWTH FUND

[CHART]

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+ AUGUST 1, 1994 THROUGH AUGUST 31, 2005

                NET                     NET                     GROSS           BENCHMARK
YEAR            RETURN (%)(1)           RETURN (%)(2)           RETURN (%)      RETURN (%)(3)
1994                1.05%                   6.91%                  7.53%           3.24%
1995               16.20%                  22.96%                 24.65%          28.44%
1996               11.58%                  18.08%                 19.71%          16.50%
1997               15.71%                  22.45%                 24.14%          22.36%
1998              -16.06%                 -11.17%                 -9.91%          -2.55%
1999               36.89%                  44.86%                 46.83%          21.26%
2000               16.95%                  23.76%                 25.47%         -20.54%
2001              -16.07%                 -11.18%                 -9.92%          -9.23%
2002              -21.08%                 -16.48%                -15.79%         -30.05%
2003               22.74%                  29.89%                 31.67%          34.90%
2004               -4.74%                   0.81%                  2.10%           3.38%
2005               18.54%                  25.44%                 27.02%          23.51%

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+ FOR PERIODS ENDED AUGUST 31, 2005

YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)    BENCHMARK RETURN (%)(3)
----               -----------------       -----------------       ----------------    -----------------------
1 year                   18.54%                  25.44%                 27.02%                  23.51%
5 years                   0.10%                   1.24%                  2.61%                 - 3.68%
10 years                 10.76%                  11.39%                 12.91%                   4.80%
Since inception          11.94%                  12.51%                 14.05%                   7.22%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark returns shown above are the Russell 2000 Growth Index. Prior to May 1, 2000, the composite's benchmark was the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
  + Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. SMALL CAP GROWTH FUND

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+ AUGUST 1, 1994 THROUGH DECEMBER 31, 2004

YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)    BENCHMARK RETURN (%)(3)
----               -----------------       -----------------       ----------------    -----------------------
1994++                      1.03%                   6.91%                  7.53%                  3.24%
1995                       16.20%                  22.96%                 24.65%                 28.44%
1996                       11.58%                  18.08%                 19.71%                 16.50%
1997                       15.71%                  22.45%                 24.14%                 22.36%
1998                     - 16.06%                - 11.17%                - 9.91%                - 2.55%
1999                       36.89%                  44.86%                 46.83%                 21.26%
2000                       16.95%                  23.76%                 25.47%               - 20.54%
2001                     - 16.07%                - 11.18%                - 9.92%                - 9.23%
2002                     - 22.60%                - 18.09%               - 16.92%               - 30.26%
2003                       36.85%                  44.81%                 46.70%                 48.54%
2004                        4.67%                  10.76%                 12.17%                 14.31%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark returns above show the Russell 2000 Growth Index since May 1, 2000 and the Russell 2000 Index prior to May 1, 2000. The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
  + Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.
 ++  Performance is presented for August 1, 1994 through December 31, 1994.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. SMALL CAP EQUITY FUND

[CHART]

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION EQUITY COMPOSITE+ JANUARY 1, 1987 THROUGH AUGUST 31, 2005

                NET                     NET                     GROSS           BENCHMARK
YEAR            RETURN (%)(1)           RETURN (%)(2)           RETURN (%)      RETURN (%)(3)
1987               -4.08%                  1.51%                  2.94%          -12.61%
1988               35.26%                 43.13%                 45.07%           22.61%
1989               16.69%                 23.48%                 25.18%           11.64%
1990               -8.05%                 -2.70%                 -1.33%          -25.08%
1991               36.87%                 44.84%                 46.80%           44.79%
1992               15.50%                 22.22%                 23.91%           19.36%
1993                4.85%                 10.95%                 12.49%           17.43%
1994               -6.27%                 -0.81%                  0.58%           -3.18%
1995               23.03%                 30.20%                 31.98%           30.56%
1996               18.44%                 25.34%                 27.06%           18.46%
1997               22.58%                 29.71%                 31.49%           22.82%
1998              -11.95%                 -6.83%                 -5.51%           -3.99%
1999               -4.14%                  1.44%                  2.86%           26.94%
2000                2.30%                  8.25%                  9.76%           -3.18%
2001                8.79%                 15.13%                 16.72%            2.49%
2002              -11.05%                 -5.87%                 -5.09%          -19.09%
2003               13.03%                 19.61%                 21.26%           29.08%
2004                7.43%                 13.67%                 15.11%           11.35%
2005               12.60%                 19.15%                 20.65%           23.10%

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION EQUITY COMPOSITE
FOR PERIODS ENDED AUGUST 31, 2005

YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)    BENCHMARK RETURN (%)(3)
----               -----------------       -----------------       ----------------    -----------------------
1 year                   12.60%                  19.15%                 20.65%                 23.10%
5 years                  10.22%                  11.47%                 12.96%                  5.75%
10 years                 11.41%                  12.04%                 13.57%                  9.53%
Since inception          14.44%                  14.79%                 16.36%                 10.65%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 2000 Index. The Russell 2000 Index is an index composed of the 2,000 smallest companies in The Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
  + Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. SMALL CAP EQUITY FUND

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION EQUITY COMPOSITE+ JANUARY 1, 1987 THROUGH DECEMBER 31, 2004

YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)    BENCHMARK RETURN (%)(3)
----               -----------------       -----------------       ----------------    -----------------------
1987                      - 4.08%                  1.51%                  2.94%                 - 8.77%
1988                       35.26%                 43.13%                 45.07%                  24.89%
1989                       16.69%                 23.48%                 25.18%                  16.25%
1990                      - 8.05%                - 2.70%                - 1.33%                - 19.51%
1991                       36.87%                 44.83%                 46.80%                  46.06%
1992                       15.50%                 22.22%                 23.91%                  18.41%
1993                        4.85%                 10.95%                 12.49%                  18.91%
1994                      - 6.27%                - 0.81%                  0.58%                 - 1.82%
1995                       23.03%                 30.20%                 31.98%                  28.44%
1996                       18.44%                 25.34%                 27.06%                  16.50%
1997                       22.58%                 29.72%                 31.49%                  22.36%
1998                     - 11.95%                - 6.83%                - 5.51%                 - 2.55%
1999                      - 4.14%                  1.44%                  2.86%                  21.26%
2000                        2.30%                  8.25%                  9.76%                 - 3.02%
2001                        8.79%                 15.13%                 16.72%                   2.49%
2002                     - 10.75%                - 5.56%                - 4.23%                - 20.48%
2003                       28.70%                 36.20%                 37.98%                  47.25%
2004                       11.06%                 17.53%                 19.01%                  18.33%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 2000 Index. The Russell 2000 Index is an index composed of the 2,000 smallest companies in The Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
  + Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS GLOBAL BOND FUND

[CHART]

COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE
JANUARY 1, 1982 THROUGH AUGUST 31, 2005

                NET                     NET                     GROSS           BENCHMARK
YEAR            RETURN (%)(1)           RETURN (%)(2)           RETURN (%)      RETURN (%)(3)
1982               16.68%                 22.18%                 23.56%
1983                5.75%                 10.73%                 12.00%
1984                0.15%                  4.87%                  6.07%
1985               27.86%                 33.88%                 35.38%
1986               18.15%                 23.72%                 25.12%
1987               10.64%                 15.85%                 17.17%
1988                0.81%                  5.56%                  6.77%
1989                2.90%                  7.75%                  8.98%
1990                4.59%                  9.52%                 10.77%          11.97%
1991               13.43%                 18.77%                 20.12%          15.82%
1992                2.80%                  7.64%                  8.87%           5.53%
1993                6.07%                 11.07%                 12.34%          13.28%
1994               -8.74%                 -4.44%                 -3.33%           2.33%
1995               14.45%                 19.84%                 21.20%          19.04%
1996                3.57%                  8.45%                  9.69%           3.63%
1997               -3.16%                  1.40%                  2.57%           0.24%
1998                7.51%                 12.58%                 13.86%          15.29%
1999              -10.73%                 -6.52%                 -5.44%          -4.26%
2000               -3.32%                  1.23%                  2.30%           1.59%
2001               -6.65%                 -2.25%                 -1.13%          -0.99%
2002                6.05%                 11.05%                 11.79%          10.93%
2003                5.82%                 10.81%                 12.07%           9.43%
2004                5.19%                 10.14%                 11.40%          11.50%
2005               -0.02%                  4.69%                  5.89%           6.10%

COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE
FOR PERIODS ENDED AUGUST 31, 2005

YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)    BENCHMARK RETURN (%)(3)
----               -----------------       -----------------       ----------------    -----------------------
1 year                   - 0.02%                 4.69%                   5.89%                 6.10%
5 years                    7.23%                 8.22%                   9.46%                 8.28%
10 years                   5.29%                 5.77%                   6.98%                 6.24%
Since inception            9.56%                 9.78%                  11.03%                  N/A

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Lehman Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The Lehman Global Aggregate Index's inception date is December 31, 1989.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS GLOBAL BOND FUND

COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE
JANUARY 1, 1982 THROUGH DECEMBER 31, 2004

                                                                                       BENCHMARK
YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)    RETURN (%)(3)
----               -----------------       -----------------       ----------------    -------------
1982                       16.68%                 22.18%                 23.56%               N/A
1983                        5.75%                 10.73%                 12.00%               N/A
1984                        0.15%                  4.87%                  6.07%               N/A
1985                       27.86%                 33.88%                 35.38%               N/A
1986                       18.15%                 23.72%                 25.12%               N/A
1987                       10.64%                 15.85%                 17.17%               N/A
1988                        0.81%                  5.56%                  6.77%               N/A
1989                        2.90%                  7.75%                  8.98%               N/A
1990                        4.59%                  9.52%                 10.77%             11.22%
1991                       13.43%                 18.77%                 20.12%             16.04%
1992                        2.80%                  7.64%                  8.87%              5.80%
1993                        6.07%                 11.07%                 12.34%             11.08%
1994                      - 8.74%                - 4.44%                - 3.33%              0.23%
1995                       14.45%                 19.84%                 21.20%             19.66%
1996                        3.57%                  8.45%                  9.69%              4.91%
1997                      - 3.16%                  1.40%                  2.57%              3.79%
1998                        7.51%                 12.58%                 13.86%             13.71%
1999                     - 10.73%                - 6.53%                - 5.44%            - 5.17%
2000                      - 3.32%                  1.23%                  2.39%              3.18%
2001                      - 6.65%                - 2.25%                - 1.13%              1.57%
2002                       14.05%                 19.43%                 20.78%             16.53%
2003                       10.45%                 15.66%                 16.97%             12.51%
2004                        4.22%                  9.13%                 10.38%              9.27%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Lehman Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS HIGH YIELD FUND

[CHART]

COMPOSITE PERFORMANCE: U.S. HIGH YIELD BOND COMPOSITE
MAY 1, 1995 THROUGH AUGUST 31, 2005

                NET               NET               GROSS          BENCHMARK         BENCHMARK
YEAR            RETURN (%)(1)     RETURN (%)(2)     RETURN (%)     RETURN (%)(3)     RETURN (%)(4)
1995                 6.33%           11.34%          12.04%          10.50%
1996                 6.92%           11.96%          13.01%          11.06%
1997                 7.96%           13.04%          14.11%          12.83%
1998                 2.66%            7.50%           8.52%           3.66%
1999                -0.99%            3.68%           4.66%           1.57%
2000                -8.50%           -4.19%          -3.28%          -3.79%
2001                -1.38%            3.27%           4.25%           6.20%
2002               -10.92%           -6.86%          -6.34%          -8.11%
2003                12.17%           17.45%          18.55%          22.88%
2004                 7.14%           12.19%          13.52%          13.64%
2005                 3.54%            8.42%           9.72%           9.28%

COMPOSITE PERFORMANCE: U.S. HIGH YIELD BOND COMPOSITE
FOR PERIODS ENDED AUGUST 31, 2005

                                                                                                                    BENCHMARK
YEAR                NET RETURN (%)(1)       NET RETURN (%)(2)      GROSS RETURN (%)     BENCHMARK RETURN (%)(3)     RETURN (%)(4)
----                -----------------       -----------------      ----------------     -----------------------     -------------
1 year                    3.54%                  8.42%                  9.72%                     9.28%                  9.02%
5 years                   4.89%                  5.86%                  6.98%                     7.83%                  8.03%
10 years                  6.66%                  7.16%                  8.23%                     7.31%                   N/A
Since inception           7.01%                  7.49%                  8.56%                     7.65%                   N/A

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Merrill Lynch US High Yield Cash Pay Index. The Merrill Lynch US High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year.
(4) As of July 1, 2005, the benchmark changed from the Merrill Lynch US High Yield Cash Pay Index to the Merrill Lynch US High Yield Cash Pay Constrained Index. The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The Merrill Lynch US High Yield Cash Pay Constrained Index's inception date is December 31, 1996.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS HIGH YIELD FUND

COMPOSITE PEFORMANCE: U.S. HIGH YIELD BOND COMPOSITE
MAY 1, 1995 THROUGH DECEMBER 31, 2004

                                                                                                                    BENCHMARK
YEAR                NET RETURN (%)(1)       NET RETURN (%)(2)      GROSS RETURN (%)     BENCHMARK RETURN (%)(3)     RETURN (%)(4)
----                -----------------       -----------------      ----------------     -----------------------     -------------
1995+                       6.33%                 11.34%                 12.04%                    10.50%                    NA
1996                        6.92%                 11.96%                 13.01%                    11.06%                    NA
1997                        7.96%                 13.04%                 14.11%                    12.83%                 12.58%
1998                        2.66%                  7.50%                  8.52%                     3.66%                  3.63%
1999                      - 0.99%                  3.68%                  4.66%                     1.57%                  1.57%
2000                      - 8.50%                - 4.19%                - 3.28%                   - 3.79%                - 3.87%
2001                      - 1.38%                  3.27%                  4.25%                     6.20%                  6.24%
2002                      - 5.17%                - 0.70%                  0.24%                   - 1.14%                  0.14%
2003                       15.26%                 20.69%                 21.97%                    27.23%                 27.01%
2004                        6.23%                 11.24%                 12.56%                    10.76%                 10.76%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Merrill Lynch US High Yield Cash Pay Index. The Merrill Lynch US High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year.
(4) As of July 1, 2005, the benchmark changed from the Merrill Lynch US High Yield Cash Pay Index to the Merrill Lynch US High Yield Cash Pay Constrained Index. The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.
  +  Performance presented for May 1, 1995 through December 31, 1995.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. REAL ESTATE EQUITY FUND

[CHART]

COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE OCTOBER 1, 1996 THROUGH AUGUST 31, 2005

              NET             NET               GROSS           BENCHMARK       BENCHMARK
YEAR         RETURN (%)(1)    RETURN (%)(2)     RETURN (%)      RETURN (%)(3)   RETURN (%)(4)
1996            13.35%           19.94%           20.31%             8.34%          19.97%
1997            21.47%           28.54%           30.17%            33.36%          18.58%
1998           -26.75%          -22.49%          -21.46%            28.58%         -16.90%
1999            -8.22%           -2.88%           -1.61%            21.04%          -4.55%
2000            19.90%           26.88%           28.50%            -9.10%          26.81%
2001             4.19%           10.26%           11.68%           -11.88%          12.83%
2002             0.75%            6.61%            7.41%           -13.40%           7.18%
2003            11.89%           18.40%           19.92%            12.07%          16.44%
2004            21.15%           28.21%           29.84%            11.46%          29.50%
2005            20.61%           27.63%           29.25%            12.56%          26.13%

COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE FOR PERIODS ENDED AUGUST 31, 2005

                                                                                                             BENCHMARK
YEAR                NET RETURN (%)(1)    NET RETURN (%)(2)    GROSS RETURN (%)    BENCHMARK RETURN (%)(3)    RETURN (%)(4)
----                -----------------    -----------------    ----------------    -----------------------    -------------
1 year                    20.61%               27.63%              29.25%                 12.56%                 26.13%
5 years                   18.09%               19.43%              20.96%                - 2.71%                 19.78%
Since inception           13.87%               14.59%              16.07%                  8.33%                 14.32%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) This benchmark is the S&P 500 Index. The S&P 500 Index is a broad based capitalization weighted index which primarily includes common stocks.
(4) This benchmark is the Morgan Stanley REIT Index. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. REAL ESTATE EQUITY FUND

COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE OCTOBER 1, 1996 THROUGH DECEMBER 31, 2004

                                                                                  BENCHMARK        BENCHMARK
YEAR                NET RETURN (%)(1)    NET RETURN (%)(2)    GROSS RETURN (%)    RETURN (%)(3)    RETURN (%)(4)
----                -----------------    -----------------    ----------------    -------------    -------------
1996+                       13.35%               19.94%              20.31%               8.34%          19.97%
1997                        21.47%               28.54%              30.17%              33.36%          18.58%
1998                      - 26.75%             - 22.49%            - 21.46%              28.58%        - 16.90%
1999                       - 8.22%              - 2.88%             - 1.61%              21.04%         - 4.55%
2000                        19.90%               26.88%              28.50%             - 9.10%          26.81%
2001                         4.19%               10.25%              11.68%            - 11.88%          12.83%
2002                       - 1.21%                4.54%               5.89%            - 22.10%           3.64%
2003                        29.87%               37.43%              39.17%              28.68%          36.74%
2004                        25.03%               32.31%              33.99%              10.88%          31.49%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) This benchmark is the S&P 500 Index. The S&P 500 Index is a broad based capitalization weighted index which primarily includes common stocks.
(4) This benchmark is the Morgan Stanley REIT Index. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
  +  Performance presented for October 1, 1996 through December 31, 1996.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS GLOBAL EQUITY FUND

[CHART]

COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE+
JANUARY 1, 1999 THROUGH AUGUST 31, 2005

                NET               NET               GROSS            BENCHMARK
YEAR            RETURN (%)(1)     RETURN (%)(2)     RETURN (%)       RETURN (%)(3)
1999                6.40%            12.59%          13.99%              25.12%
2000               -5.81%             0.33%          -0.33%             -13.08%
2001              -10.62%            -5.42%          -5.42%             -16.63%
2002              -19.32%           -14.62%         -13.98%             -16.38%
2003                1.72%             7.64%           8.98%              11.30%
2004                8.39%            14.69%          16.11%              15.94%
2005               10.79%            17.23%          18.68%              18.47%

COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE+
FOR PERIODS ENDED AUGUST 31, 2005

YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)      GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------      ----------------     -----------------------
1 year                      10.79%              17.23%                  18.68%                   18.47%
5 years                      2.77%               3.94%                   5.23%                  - 1.05%
Since inception              3.39%               4.27%                   5.57%                    2.27%

COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE
JANUARY 1, 1999 THROUGH DECEMBER 31, 2004

YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)      GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------      ----------------     -----------------------
1999                           6.40%              12.59%                  13.99%                  25.12%
2000                         - 5.81%             - 0.33%                   0.92%                - 13.08%
2001                        - 10.62%             - 5.42%                 - 4.23%                - 16.63%
2002                        - 21.81%            - 17.26%                - 16.21%                - 19.65%
2003                          21.38%              28.45%                  30.02%                  33.54%
2004                           8.20%              14.49%                  15.91%                  15.03%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the MSCI World Index (net US). MSCI World Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
  + Although the Advisor has managed this asset class since 1982, performance information is not shown for the period prior to December 31, 1998 because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS EMERGING MARKETS DEBT FUND

[CHART]

COMPOSITE PERFORMANCE: EMERGING MARKETS DEBT COMPOSITE
AUGUST 1, 1995 THROUGH AUGUST 31, 2005

           NET             NET             GROSS           BENCHMARK
YEAR       RETURN (%)(1)   RETURN (%)(2)   RETURN (%)      RETURN (%)(3)
1995          11.94%          17.21%        17.87%            16.69%
1996          36.89%          43.33%        45.28%            39.31%
1997          13.01%          18.34%        19.97%            13.02%
1998         -18.30%         -14.45%       -13.23%           -14.35%
1999          24.27%          30.13%        31.91%            25.97%
2000          10.35%          15.54%        17.14%            15.66%
2001           4.57%           9.44%        10.97%             1.36%
2002          -7.43%          -3.07%        -2.28%            -3.66%
2003          22.19%          27.94%        29.70%            26.84%
2004           8.45%          13.56%        15.13%            13.57%
2005          13.91%          19.28%        20.92%            13.97%

COMPOSITE PERFORMANCE: EMERGING MARKETS DEBT COMPOSITE
FOR PERIODS ENDED AUGUST 31, 2005

YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)      GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------      ----------------     -----------------------
1 year                      13.91%              19.28%                  20.92%                  13.97%
5 years                     13.45%              14.50%                  16.08%                  11.64%
10 years                    16.68%              17.21%                  18.84%                  14.00%
Since inception             16.83%              17.37%                  18.99%                  14.19%

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3)  The benchmark is the J.P. Morgan Emerging Market Bond Index Global.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS EMERGING MARKETS DEBT FUND

COMPOSITE PERFORMANCE: EMERGING MARKETS DEBT COMPOSITE
AUGUST 1, 1995 THROUGH DECEMBER 31, 2004

YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)      GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------      ----------------     -----------------------
1995+                          11.94%             17.21%                  17.87%                  16.69%
1996                           36.88%             43.33%                  45.28%                  39.31%
1997                           13.01%             18.34%                  19.97%                  13.02%
1998                         - 18.30%           - 14.45%                - 13.23%                - 14.35%
1999                           24.27%             30.13%                  31.91%                  25.97%
2000                           10.34%             15.55%                  17.14%                  15.63%
2001                            4.53%              9.46%                  10.98%                   1.36%
2002                            6.36%             11.37%                  12.92%                  13.12%
2003                           21.44%             27.17%                  28.91%                  25.66%
2004                           10.78%             16.00%                  17.61%                  11.73%

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark returns above show the J.P. Morgan Emerging Market Bond Index Global from July 1, 2000. Prior to January 1, 1996 the benchmark returns represent the J.P. Morgan Emerging Markets Bond Index. From January 1, 1996 to June 30, 2000, the benchmark returns represent the J.P. Morgan Emerging Markets Bond Index Plus.
  +  Performance is presented for August 1, 1995 through December 31, 1995.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS EMERGING MARKETS EQUITY FUND

[CHART]

COMPOSITE PERFORMANCE: EMERGING MARKETS EQUITY COMPOSITE
AUGUST 1, 1995 THROUGH AUGUST 31, 2005

             NET             NET             GROSS           BENCHMARK
YEAR         RETURN (%)(1)   RETURN (%)(2)   RETURN (%)      RETURN (%)(3)
1995            -11.80%          -6.86%         -6.14%           -4.13%
1996              1.92%           7.85%          9.83%            6.03%
1997            -16.31%         -11.44%         -9.79%          -11.59%
1998            -28.88%         -24.74%        -23.31%          -25.34%
1999             54.60%          63.60%         66.51%           66.41%
2000            -33.44%         -29.56%        -28.22%          -30.61%
2001             -7.03%          -1.62%          0.21%           -2.37%
2002            -10.25%          -5.02%         -3.99%           -5.70%
2003             21.93%          29.02%         31.36%           29.27%
2004             13.92%          20.55%         22.75%           20.50%
2005             33.31%          41.06%         43.60%           42.40%

COMPOSITE PERFORMANCE: EMERGING MARKETS EQUITY COMPOSITE
FOR PERIODS ENDED AUGUST 31, 2005

YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)      GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------      ----------------     -----------------------
1 year                      33.31%              41.06%                  43.60%                  42.40%
5 years                      9.14%              10.38%                  12.41%                  10.41%
10 years                     4.72%               5.31%                   7.26%                   5.11%
Since inception              4.18%               4.77%                   6.71%                   4.81%

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR UBS EMERGING MARKETS EQUITY FUND

COMPOSITE PERFORMANCE: EMERGING MARKETS EQUITY COMPOSITE
AUGUST 1, 1995 THROUGH DECEMBER 31, 2004

YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)      GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------      ----------------     -----------------------
1995+                       - 11.98%             - 6.86%                 - 6.14%                 - 4.13%
1996                           1.92%               7.85%                   9.83%                   6.03%
1997                        - 16.32%            - 11.44%                 - 9.79%                - 11.59%
1998                        - 28.88%            - 24.74%                - 23.31%                - 25.34%
1999                          54.61%              63.60%                  66.51%                  66.41%
2000                        - 33.44%            - 29.56%                - 28.22%                - 30.61%
2001                         - 7.10%             - 1.70%                   0.13%                 - 2.37%
2002                        - 10.36%             - 5.15%                 - 3.38%                 - 6.00%
2003                          44.86%              53.29%                  56.03%                  56.28%
2004                          19.42%              26.37%                  28.66%                  25.95%

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Morgan Stanley Capital International (MSCI) Emerging Markets Index.
  +  Performance is presented for August 1, 1995 through December 31, 1995.

FINANCIAL HIGHLIGHTS

FISCAL YEARS ENDED JUNE 30

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

UBS U.S. BOND FUND, UBS HIGH YIELD FUND, UBS U.S. LARGE CAP EQUITY FUND, UBS U.S. LARGE CAP VALUE EQUITY FUND, UBS U.S. LARGE CAP GROWTH FUND, UBS U.S. SMALL CAP GROWTH FUND, UBS GLOBAL ALLOCATION FUND, UBS GLOBAL EQUITY FUND, UBS GLOBAL BOND FUND, UBS INTERNATIONAL EQUITY FUND, UBS ABSOLUTE RETURN BOND FUND AND UBS DYNAMIC ALPHA FUND

The selected financial information in the following tables has been audited by the Funds' independent registered public accounting firm, Ernst & Young, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2005 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2005 and the Report are incorporated by reference into the SAI.

UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. REAL ESTATE EQUITY FUND, UBS EMERGING MARKETS DEBT FUND AND UBS EMERGING MARKETS EQUITY FUND

No financial information is presented for these Funds as they were not publicly offered prior to the date of this prospectus.

UBS U.S. BOND FUND -- FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                                                     YEAR ENDED JUNE 30,
                                                               --------------------------------------------------------------
                                                                  2005         2004         2003         2002         2001
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year                             $    10.56   $    10.99   $    10.51   $    10.33   $     9.99
                                                               ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income                                              0.39*        0.39*        0.42*        0.53*        0.62*
  Net realized and unrealized gain (loss)                            0.20        (0.37)        0.52         0.32         0.41
                                                               ----------   ----------   ----------   ----------   ----------
    Total income from investment operations                          0.59         0.02         0.94         0.85         1.03
                                                               ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
  From net investment income                                        (0.42)       (0.45)       (0.46)       (0.67)       (0.69)
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                   $    10.73   $    10.56   $    10.99   $    10.51   $    10.33
                                                               ==========   ==========   ==========   ==========   ==========
Total return+                                                        5.72%        0.18%        9.17%        8.41%       10.56%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                              $   34,282   $   31,420   $   31,337   $   18,558   $      123
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits                  1.19%        1.11%        1.04%        1.21%        0.98%
  After expense reimbursement and earnings credits                   0.85%        0.85%        0.85%        0.86%++      0.85%
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits                  3.27%        3.32%        3.70%        4.68%        5.86%
  After expense reimbursement and earnings credits                   3.61%        3.58%        3.89%        5.03%        5.99%
Portfolio turnover rate                                               174%         137%         180%         452%         314%

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
 + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
++ The ratio of net operating expenses to average net assets for Class A was 0.85%.

                                                                                              CLASS B
                                                                      ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                  FOR THE
                                                                      ----------------------------------------     PERIOD ENDED
                                                                          2005          2004           2003       JUNE 30, 2002*
                                                                      ----------     ----------     ----------    --------------
Net asset value, beginning of period                                  $    10.56     $    10.97     $    10.50     $    10.76
                                                                      ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income                                                     0.31**         0.30**         0.34**         0.29**
  Net realized and unrealized gain (loss)                                   0.21          (0.36)          0.52          (0.22)
                                                                      ----------     ----------     ----------     ----------
    Total income (loss) from investment operations                          0.52          (0.06)          0.86           0.07
                                                                      ----------     ----------     ----------     ----------
Less dividends/distributions:
  From net investment income                                               (0.34)         (0.35)         (0.39)         (0.33)
                                                                      ----------     ----------     ----------     ----------
Net asset value, end of period                                        $    10.74     $    10.56     $    10.97     $    10.50
                                                                      ==========     ==========     ==========     ==========
Total return+                                                               4.96%         (0.55)%         8.30%          0.70%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                   $    1,620     $    2,043     $    3,646     $    1,405
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits                         2.00%          2.00%          1.79%          1.96%***
  After expense reimbursement and earnings credits                          1.60%          1.60%          1.60%          1.60%***
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits                         2.46%          2.42%          2.95%          3.93%***
  After expense reimbursement and earnings credits                          2.86%          2.82%          3.14%          4.29%***
Portfolio turnover rate                                                      174%           137%           180%           452%

  * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                              CLASS C
                                                                      ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                  FOR THE
                                                                      ----------------------------------------     PERIOD ENDED
                                                                          2005          2004           2003       JUNE 30, 2002*
                                                                      ----------     ----------     ----------    --------------
Net asset value, beginning of period                                  $    10.55     $    10.98     $    10.50     $    10.77
                                                                      ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income                                                     0.33**         0.33**         0.37**         0.31**
  Net realized and unrealized gain (loss)                                   0.22          (0.37)          0.52          (0.24)
                                                                      ----------     ----------     ----------     ----------
    Total income (loss) from investment operations                          0.55          (0.04)          0.89           0.07
                                                                      ----------     ----------     ----------     ----------
Less dividends/distributions:
  From net investment income                                               (0.38)         (0.39)         (0.41)         (0.34)
                                                                      ----------     ----------     ----------     ----------
Net asset value, end of period                                        $    10.72     $    10.55     $    10.98     $    10.50
                                                                      ==========     ==========     ==========     ==========
Total return+                                                               5.25%         (0.37)%         8.65%          0.72%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                   $    2,068     $    2,195     $    3,164     $    1,143
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits                         1.64%          1.65%          1.54%          1.61%***
  After expense reimbursement and earnings credits                          1.35%          1.35%          1.35%          1.35%***
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits                         2.82%          2.78%          3.20%          4.32%***
  After expense reimbursement and earnings credits                          3.11%          3.08%          3.39%          4.58%***
Portfolio turnover rate                                                      174%           137%           180%           452%

  * For the period November 8, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                           CLASS Y
                                                                                     YEAR ENDED JUNE 30,
                                                               --------------------------------------------------------------
                                                                  2005         2004         2003         2002         2001
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year                             $    10.57   $    11.01   $    10.53   $    10.35   $    10.00
                                                               ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income                                              0.41*        0.41*        0.45*        0.56*        0.64*
  Net realized and unrealized gain (loss)                            0.21        (0.37)        0.52         0.31         0.42
                                                               ----------   ----------   ----------   ----------   ----------
    Total income from investment operations                          0.62         0.04         0.97         0.87         1.06
                                                               ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
  From net investment income                                        (0.47)       (0.48)       (0.49)       (0.69)       (0.71)
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                   $    10.72   $    10.57   $    11.01   $    10.53   $    10.35
                                                               ==========   ==========   ==========   ==========   ==========
Total return+                                                        5.95%        0.40%        9.42%        8.59%       10.86%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                              $  109,568   $   89,281   $   78,807   $   59,740   $   62,514
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits                  0.78%        0.80%        0.79%        0.80%        0.73%
  After expense reimbursement and earnings credits                   0.60%        0.60%        0.60%        0.64%++      0.60%
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits                  3.68%        3.63%        3.95%        5.10%        6.11%
  After expense reimbursement and earnings credits                   3.86%        3.83%        4.14%        5.26%        6.24%
Portfolio turnover rate                                               174%         137%         180%         452%         314%

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
 + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do no include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
++ The ratio of net operating expenses to average net assets for Class Y was 0.60%.

                                                                                           CLASS A
                                                                                     YEAR ENDED JUNE 30,
                                                               --------------------------------------------------------------
                                                                  2005         2004         2003         2002         2001
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year                             $     7.06   $     6.84   $     6.36   $     7.87   $     9.18
                                                               ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income                                              0.57*        0.58*        0.56*        0.76*        0.85*
  Net realized and unrealized gain (loss)                            0.10         0.22         0.50        (0.96)       (1.08)
                                                               ----------   ----------   ----------   ----------   ----------
    Total income (loss) from investment operations                   0.67         0.80         1.06        (0.20)       (0.23)
                                                               ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
  From net investment income                                        (0.59)       (0.58)       (0.58)       (1.31)       (1.08)
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                   $     7.14   $     7.06   $     6.84   $     6.36   $     7.87
                                                               ==========   ==========   ==========   ==========   ==========
Total return+                                                        9.66%       12.15%       17.70%       (3.01)%      (2.28)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                              $   66,677   $   72,614   $   76,309   $   65,832   $        1
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits                  1.28%        1.31%        1.29%        1.26%        1.14%
  After expense reimbursement and earnings credits                   1.20%        1.20%        0.95%        0.95%        0.97%++
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits                  7.75%        8.16%        8.38%       10.71%        9.65%
  After expense reimbursement and earnings credits                   7.83%        8.27%        8.72%       11.02%        9.82%
Portfolio turnover rate                                                61%          80%          71%         120%          87%

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
 + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
++ The ratio of net operating expenses to average net assets for Class A was 0.95%.

                                                                                              CLASS B
                                                                      ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                  FOR THE
                                                                      ----------------------------------------     PERIOD ENDED
                                                                          2005          2004           2003       JUNE 30, 2002*
                                                                      ----------     ----------     ----------    --------------
Net asset value, beginning of period                                  $     7.06     $     6.83     $     6.35     $     7.02
                                                                      ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income                                                     0.51**         0.53**         0.51**         0.45**
  Net realized and unrealized gain (loss)                                   0.10           0.23           0.50          (0.61)
                                                                      ----------     ----------     ----------     ----------
    Total income (loss) from investment operations                          0.61           0.76           1.01          (0.16)
                                                                      ----------     ----------     ----------     ----------
Less dividends/distributions:
  From net investment income                                               (0.53)         (0.53)         (0.53)         (0.51)
                                                                      ----------     ----------     ----------     ----------
Net asset value, end of period                                        $     7.14     $     7.06     $     6.83     $     6.35
                                                                      ==========     ==========     ==========     ==========
Total return+                                                               8.79%         11.48%         16.83%         (2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)                                   $    3,945     $    7,844     $   13,130     $   15,692
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits                         1.99%          2.05%          2.05%          2.05%***
  After expense reimbursement and earnings credits                          1.95%          1.95%          1.70%          1.70%***
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits                         7.04%          7.43%          7.62%          9.88%***
  After expense reimbursement and earnings credits                          7.08%          7.53%          7.97%         10.23%***
Portfolio turnover rate                                                       61%            80%            71%           120%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                              CLASS C
                                                                      ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                  FOR THE
                                                                      ----------------------------------------     PERIOD ENDED
                                                                          2005          2004           2003       JUNE 30, 2002*
                                                                      ----------     ----------     ----------    --------------
Net asset value, beginning of period                                  $     7.06     $     6.84     $     6.35     $     7.02
                                                                      ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income                                                     0.53**         0.55**         0.53**         0.46**
  Net realized and unrealized gain (loss)                                   0.10           0.22           0.51          (0.61)
                                                                      ----------     ----------     ----------     ----------
    Total income (loss) from investment operations                          0.63           0.77           1.04          (0.15)
                                                                      ----------     ----------     ----------     ----------
Less dividends/distributions:
  From net investment income                                               (0.55)         (0.55)         (0.55)         (0.52)
                                                                      ----------     ----------     ----------     ----------
Net asset value, end of period                                        $     7.14     $     7.06     $     6.84     $     6.35
                                                                      ==========     ==========     ==========     ==========
Total return+                                                               9.09%         11.59%         17.29%         (2.54)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                   $   15,389     $   17,499     $   18,969     $   17,947
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits                         1.79%          1.82%          1.79%          1.79%***
  After expense reimbursement and earnings credits                          1.70%          1.70%          1.45%          1.45%***
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits                         7.24%          7.66%          7.88%         10.15%***
  After expense reimbursement and earnings credits                          7.33%          7.78%          8.22%         10.49%***
Portfolio turnover rate                                                       61%            80%            71%           120%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                           CLASS A
                                                                                     YEAR ENDED JUNE 30,
                                                               --------------------------------------------------------------
                                                                  2005         2004         2003         2002         2001
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year                             $     7.10   $     6.87   $     6.38   $     7.90   $     9.19
                                                               ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income                                              0.59*        0.61*        0.58*        0.81*        0.88*
  Net realized and unrealized gain (loss)                            0.09         0.23         0.50        (1.01)       (1.08)
                                                               ----------   ----------   ----------   ----------   ----------
    Total income (loss) from investment operations                   0.68         0.84         1.08        (0.20)       (0.20)
                                                               ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
  From net investment income                                        (0.61)       (0.61)       (0.59)       (1.32)       (1.09)
                                                               ----------   ----------   ----------   ----------   ----------
    Total distributions                                             (0.61)       (0.61)       (0.59)       (1.32)       (1.09)
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                   $     7.17   $     7.10   $     6.87   $     6.38   $     7.90
                                                               ==========   ==========   ==========   ==========   ==========
Total return+                                                        9.82%       12.66%       18.08%       (2.98)%      (1.83)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                              $   30,277   $   48,038   $   71,819   $   40,120   $   54,560
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits                  0.96%        0.92%        1.05%        1.02%        0.89%
  After expense reimbursement and earnings credits                   0.95%        0.92%        0.70%        0.70%++      0.72%++
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits                  8.07%        8.55%        8.62%       10.77%        9.90%
  After expense reimbursement and earnings credits                   8.08%        8.55%        8.97%       11.09%       10.07%
Portfolio turnover rate                                                61%          80%          71%         120%          87%

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
 + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do no include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
++ The ratio of net operating expenses to average net assets for Class Y was 0.70%.

UBS U.S. LARGE CAP EQUITY FUND -- FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                                                     YEAR ENDED JUNE 30,
                                                               --------------------------------------------------------------
                                                                  2005         2004         2003         2002         2001
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year                             $    16.08   $    13.63   $    13.94   $    15.97   $    15.97
                                                               ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
   Net investment income                                             0.15*        0.06*        0.11*        0.08*        0.08*
   Net realized and unrealized gain (loss)                           1.63         2.54         0.04        (1.38)        1.56
                                                               ----------   ----------   ----------   ----------   ----------
     Total income (loss) from investment operations                  1.78         2.60         0.15        (1.30)        1.64
                                                               ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
   From net investment income                                       (0.11)       (0.15)       (0.08)       (0.04)       (0.29)
   From net realized gains                                          (0.48)          --        (0.38)       (0.69)       (1.35)
                                                               ----------   ----------   ----------   ----------   ----------
     Total distributions                                            (0.59)       (0.15)       (0.46)       (0.73)       (1.64)
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                   $    17.27   $    16.08   $    13.63   $    13.94   $    15.97
                                                               ==========   ==========   ==========   ==========   ==========
Total return+                                                       11.10%       19.10%        1.37%       (8.41)%      10.63%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                              $   25,669   $    7,886   $    4,702   $   13,698   $    7,067
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                 1.14%        1.36%        1.30%        1.19%        1.17%
   After expense reimbursement and earnings credits                  1.14%        1.30%        1.05%        1.05%        1.05%
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                 0.89%        0.37%        0.64%        0.40%        0.37%
   After expense reimbursement and earnings credits                  0.89%        0.43%        0.89%        0.54%        0.49%
Portfolio turnover rate                                                32%          43%          33%          60%          54%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                              CLASS B
                                                                      ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                  FOR THE
                                                                      ----------------------------------------     PERIOD ENDED
                                                                          2005          2004           2003       JUNE 30, 2002*
                                                                      ----------     ----------     ----------    --------------
Net asset value, beginning of period                                  $    15.81     $    13.45     $    13.87     $    14.76
                                                                      ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss)                                             0.00#**       (0.05)**        0.02**         0.06**
   Net realized and unrealized gain (loss)                                  1.61           2.50           0.02          (0.22)
                                                                      ----------     ----------     ----------     ----------
     Total income (loss) from investment operations                         1.61           2.45           0.04          (0.16)
                                                                      ----------     ----------     ----------     ----------
Less dividends/distributions:
   From net investment income                                                 --          (0.09)         (0.08)         (0.04)
   From net realized gains                                                 (0.48)            --          (0.38)         (0.69)
                                                                      ----------     ----------     ----------     ----------
     Total distributions                                                   (0.48)         (0.09)         (0.46)         (0.73)
                                                                      ----------     ----------     ----------     ----------
Net asset value, end of period                                        $    16.94     $    15.81     $    13.45     $    13.87
                                                                      ==========     ==========     ==========     ==========
Total return+                                                              10.19%         18.25%          0.63%         (1.39)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                   $    1,018     $    1,217     $      635     $      223
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                        2.02%          2.04%          2.04%          1.99%***
   After expense reimbursement and earnings credits                         2.02%          2.04%          1.80%          1.80%***
Ratio of net investment income(loss)to average net assets:
   Before expense reimbursement and earnings credits                        0.01%         (0.31)%        (0.10)%         0.46%***
   After expense reimbursement and earnings credits                         0.01%         (0.31)%         0.14%          0.65%***
Portfolio turnover rate                                                       32%            43%            33%            60%

  * For the period November 5, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  #  Amount is less than $0.01 per share.

                                                                                              CLASS C
                                                                      ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                  FOR THE
                                                                      ----------------------------------------     PERIOD ENDED
                                                                          2005          2004           2003       JUNE 30, 2002*
                                                                      ----------     ----------     ----------    --------------
Net asset value, beginning of period                                  $    15.80     $    13.44     $    13.88     $    15.20
                                                                      ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss)                                             0.01**        (0.04)**        0.02**         0.07**
   Net realized and unrealized gain (loss)                                  1.60           2.49           0.03          (0.66)
                                                                      ----------     ----------     ----------     ----------
     Total income (loss) from investment operations                         1.61           2.45           0.05          (0.59)
                                                                      ----------     ----------     ----------     ----------
Less dividends/distributions:
   From net investment income                                                 --          (0.09)         (0.11)         (0.04)
   From net realized gains                                                 (0.48)            --          (0.38)         (0.69)
                                                                      ----------     ----------     ----------     ----------
     Total distributions                                                   (0.48)         (0.09)         (0.49)         (0.73)
                                                                      ----------     ----------     ----------     ----------
Net asset value, end of period                                        $    16.93     $    15.80     $    13.44     $    13.88
                                                                      ==========     ==========     ==========     ==========
Total return+                                                              10.20%         18.26%          0.68%         (4.18)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                   $    2,423     $    1,629     $    1,020     $       70
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                        1.95%          2.00%          2.04%          1.97%***
   After expense reimbursement and earnings credits                         1.95%          2.00%          1.80%          1.80%***
Ratio of net investment income(loss)to average net assets:
   Before expense reimbursement and earnings credits                        0.08%         (0.27)%        (0.10)%         0.56%***
   After expense reimbursement and earnings credits                         0.08%         (0.27)%         0.14%          0.73%***
Portfolio turnover rate                                                       32%            43%            33%            60%

  * For the period November 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                           CLASS Y
                                                                                     YEAR ENDED JUNE 30,
                                                               --------------------------------------------------------------
                                                                  2005         2004         2003         2002         2001
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year                             $    16.21   $    13.73   $    14.07   $    16.07   $    16.07
                                                               ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
   Net investment income                                             0.19*        0.12*        0.14*        0.12*        0.12*
   Net realized and unrealized gain (loss)                           1.65         2.55         0.04        (1.39)        1.57
                                                               ----------   ----------   ----------   ----------   ----------
     Total income (loss) from investment operations                  1.84         2.67         0.18        (1.27)        1.69
                                                               ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
   From net investment income                                       (0.15)       (0.19)       (0.14)       (0.04)       (0.34)
   From net realized gains                                          (0.48)          --        (0.38)       (0.69)       (1.35)
                                                               ----------   ----------   ----------   ----------   ----------
     Total distributions                                            (0.63)       (0.19)       (0.52)       (0.73)       (1.69)
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                   $    17.42   $    16.21   $    13.73   $    14.07   $    16.07
                                                               ==========   ==========   ==========   ==========   ==========
Total return+                                                       11.37%       19.50%        1.69%       (8.17)%      10.88%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                              $  367,268   $  153,608   $   99,398   $   87,710   $  125,997
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                 0.90%        0.96%        1.04%        0.93%        0.92%
   After expense reimbursement and earnings credits                  0.90%        0.96%        0.80%        0.80%        0.80%
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                 1.13%        0.76%        0.90%        0.66%        0.62%
   After expense reimbursement and earnings credits                  1.13%        0.76%        1.14%        0.79%        0.74%
Portfolio turnover rate                                                32%          43%          33%          60%          54%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do no include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

UBS U.S. LARGE CAP VALUE EQUITY FUND -- FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                                      ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                  FOR THE
                                                                      ----------------------------------------     PERIOD ENDED
                                                                          2005          2004           2003       JUNE 30, 2002*
                                                                      ----------     ----------     ----------    --------------
Net asset value, beginning of period                                  $    11.18     $     9.31     $     9.37     $     9.96
                                                                      ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                                    0.12**         0.09**         0.11**         0.05**
   Net realized and unrealized gain (loss)                                  1.22           1.80          (0.06)         (0.64)
                                                                      ----------     ----------     ----------     ----------
     Total income (loss) from investment operations                         1.34           1.89           0.05          (0.59)
                                                                      ----------     ----------     ----------     ----------
Less dividends/distributions:
   From net investment income                                              (0.12)         (0.02)         (0.05)            --
   From net realized gains                                                 (1.92)            --          (0.06)            --
                                                                      ----------     ----------     ----------     ----------
     Total distributions                                                   (2.04)         (0.02)         (0.11)            --
                                                                      ----------     ----------     ----------     ----------
Net asset value, end of period                                        $    10.48     $    11.18     $     9.31     $     9.37
                                                                      ==========     ==========     ==========     ==========
Total return+                                                              12.35%         20.28%          0.61%         (5.92)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                   $  105,975     $  108,369     $    1,073     $      751
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                        1.39%          1.42%          2.85%          3.82%***
   After expense reimbursement and earnings credits                         1.10%          1.10%          1.10%          1.10%***
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and earnings credits                        0.80%          0.54%         (0.42)%        (1.85)%***
   After expense reimbursement and earnings credits                         1.09%          0.86%          1.33%          0.87%***
Portfolio turnover rate                                                       49%           170%            59%            39%

  * For the period December 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                              CLASS B
                                                                      ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                  FOR THE
                                                                      ----------------------------------------     PERIOD ENDED
                                                                          2005          2004           2003       JUNE 30, 2002*
                                                                      ----------     ----------     ----------    --------------
Net asset value, beginning of period                                  $    10.99     $     9.21     $     9.32     $     9.62
                                                                      ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                                    0.04**         0.01**         0.05**         0.01**
   Net realized and unrealized gain (loss)                                  1.20           1.77          (0.07)         (0.31)
                                                                      ----------     ----------     ----------     ----------
     Total income (loss) from investment operations                         1.24           1.78          (0.02)         (0.30)
                                                                      ----------     ----------     ----------     ----------
Less dividends/distributions:
   From net investment income                                                  -          (0.00)#        (0.03)            --
   From net realized gains                                                 (1.92)            --          (0.06)            --
                                                                      ----------     ----------     ----------     ----------
     Total distributions                                                   (1.92)         (0.00)         (0.09)            --
                                                                      ----------     ----------     ----------     ----------
Net asset value, end of period                                        $    10.31     $    10.99     $     9.21     $     9.32
                                                                      ==========     ==========     ==========     ==========
Total return+                                                              11.59%         19.38%         (0.17)%        (3.12)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                   $    4,997     $   14,556     $      709     $      301
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                        2.35%          2.31%          3.42%          4.66%***
   After expense reimbursement and earnings credits                         1.85%          1.85%          1.85%          1.85%***
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and earnings credits                       (0.16)%        (0.35)%        (0.99)%        (2.72)%***
   After expense reimbursement and earnings credits                         0.34%          0.11%          0.58%          0.09%***
Portfolio turnover rate                                                       49%           170%            59%            39%

  * For the period November 8, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  #  Amount is less than $0.01 per share.

                                                                                              CLASS C
                                                                      ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                  FOR THE
                                                                      ----------------------------------------     PERIOD ENDED
                                                                          2005          2004           2003       JUNE 30, 2002*
                                                                      ----------     ----------     ----------    --------------
Net asset value, beginning of period                                  $    11.00     $     9.22     $     9.33     $     9.73
                                                                      ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                                    0.04**         0.01**         0.05**         0.00#**
   Net realized and unrealized gain (loss)                                  1.20           1.77          (0.07)         (0.40)
                                                                      ----------     ----------     ----------     ----------
     Total income (loss) from investment operations                         1.24           1.78          (0.02)         (0.40)
                                                                      ----------     ----------     ----------     ----------
Less dividends/distributions:
   From net investment income                                              (0.02)         (0.00)#        (0.03)            --
   From net realized gains                                                 (1.92)            --          (0.06)            --
                                                                      ----------     ----------     ----------     ----------
     Total distributions                                                   (1.94)         (0.00)         (0.09)            --
                                                                      ----------     ----------     ----------     ----------
Net asset value, end of period                                        $    10.30     $    11.00     $     9.22     $     9.33
                                                                      ==========     ==========     ==========     ==========
Total return+                                                              11.62%         19.34%         (0.13)%        (4.11)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                   $   17,235     $   19,530     $    1,025     $      234
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                        2.19%          2.17%          3.04%          4.58%***
   After expense reimbursement and earnings credits                         1.85%          1.85%          1.85%          1.85%***
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and earnings credits                        0.00%++       (0.21)%        (0.61)%        (2.68)***
   After expense reimbursement and earnings credits                         0.34%          0.11%          0.58%          0.05%***
Portfolio turnover rate                                                       49%           170%            59%            39%

  * For the period December 12, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
 ++  Amount represents less than 0.005%.
  #  Amount is less than $0.01 per share.

                                                                                              CLASS Y
                                                                      ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                  FOR THE
                                                                      ----------------------------------------     PERIOD ENDED
                                                                          2005          2004           2003       JUNE 30, 2002*
                                                                      ----------     ----------     ----------    --------------
Net asset value, beginning of period                                  $    11.22     $     9.33     $     9.38     $    10.00
                                                                      ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                                    0.14**         0.11**         0.13**         0.11**
   Net realized and unrealized gain (loss)                                  1.24           1.80          (0.06)         (0.73)
                                                                      ----------     ----------     ----------     ----------
     Total income (loss) from investment operations                         1.38           1.91           0.07          (0.62)
                                                                      ----------     ----------     ----------     ----------
Less dividends/distributions:
   From net investment income                                              (0.16)         (0.02)         (0.06)            --
   From net realized gains                                                 (1.92)            --          (0.06)            --
                                                                      ----------     ----------     ----------     ----------
     Total distributions                                                   (2.08)         (0.02)         (0.12)            --
                                                                      ----------     ----------     ----------     ----------
Net asset value, end of period                                        $    10.52     $    11.22     $     9.33     $     9.38
                                                                      ==========     ==========     ==========     ==========
Total return+                                                              12.74%         20.49%          0.89%         (6.20)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                   $    5,760     $    4,516     $    4,790     $    2,819
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                        1.13%          1.27%          2.62%          3.15%***
   After expense reimbursement and earnings credits                         0.85%          0.85%          0.85%          0.85%***
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and earnings credits                        1.06%          0.68%         (0.19)%        (1.17)%***
   After expense reimbursement and earnings credits                         1.34%          1.10%          1.58%          1.13%***
Portfolio turnover rate                                                       49%           170%            59%            39%

  *  For the period June 29, 2001 (commencement of issuance) through June 30,
     2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do no include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                           CLASS A
                                                                                     YEAR ENDED JUNE 30,
                                                               --------------------------------------------------------------
                                                                  2005         2004         2003         2002         2001
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year                             $     7.71   $     6.39   $     6.38   $     8.90   $    15.20
                                                               ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
   Net investment income (loss)                                      0.00#*      (0.02)*       0.00#*      (0.02)*      (0.07)
   Net realized and unrealized gain (loss)                           0.50         1.34         0.01        (2.45)       (4.32)
                                                               ----------   ----------   ----------   ----------   ----------
     Total income (loss) from investment operations                  0.50         1.32         0.01        (2.47)       (4.39)
                                                               ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
   From net realized gains                                              -            -            -        (0.05)       (1.91)
                                                               ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                   $     8.21   $     7.71   $     6.39   $     6.38   $     8.90
                                                               ==========   ==========   ==========   ==========   ==========
Total return+                                                        6.49%       20.66%        0.16%      (27.89)%     (31.59)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                              $    3,175   $    2,275   $    1,163   $    1,155   $        1
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                 3.19%        2.76%        3.91%        2.51%        1.59%
   After expense reimbursement and earnings credits                  1.05%        1.05%        1.05%        1.05%        1.05%
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and earnings credits                (2.10)%      (2.03)%      (2.82)%      (1.71)%      (0.91)%
   After expense reimbursement and earnings credits                  0.04%       (0.32)%       0.04%       (0.25)%      (0.37)%
Portfolio turnover rate                                               145%         102%          86%          93%          56%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
#    Amount is less than $0.01 per share.

                                                                                              CLASS B
                                                                      ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                  FOR THE
                                                                      ----------------------------------------     PERIOD ENDED
                                                                          2005          2004           2003       JUNE 30, 2002*
                                                                      ----------     ----------     ----------    --------------
Net asset value, beginning of period                                  $     7.57     $     6.32     $     6.36     $     7.86
                                                                      ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment loss                                                      (0.05)**       (0.08)**       (0.04)**       (0.05)**
  Net realized and unrealized gain (loss)                                   0.48           1.33             --          (1.40)
                                                                      ----------     ----------     ----------     ----------
    Total income (loss) from investment operations                          0.43           1.25          (0.04)         (1.45)
                                                                      ----------     ----------     ----------     ----------
Less dividends/distributions:
  From net realized gains                                                     --             --             --          (0.05)
                                                                      ----------     ----------     ----------     ----------
Net asset value, end of period                                        $     8.00     $     7.57     $     6.32     $     6.36
                                                                      ==========     ==========     ==========     ==========
Total return+                                                               5.68%         19.78%         (0.63)%       (18.61)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                   $      564     $      342     $      321     $      115
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits                         3.93%          3.48%          4.54%          3.06%***
  After expense reimbursement and earnings credits                          1.80%          1.80%          1.80%          1.80%***
Ratio of net investment loss to average net assets:
  Before expense reimbursement and earnings credits                        (2.84)%        (2.75)%        (3.45)%        (2.28)%***
  After expense reimbursement and earnings credits                         (0.71)%        (1.07)%        (0.71)%        (1.02)%***
Portfolio turnover rate                                                      145%           102%            86%            93%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                   CLASS C
                                                        ------------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,                  FOR THE
                                                        ------------------------------------------     PERIOD ENDED
                                                           2005            2004            2003       JUNE 30, 2002*
                                                        ----------      ----------      ----------    --------------
Net asset value, beginning of period                    $     7.56      $     6.32      $     6.35      $     8.18
                                                        ----------      ----------      ----------      ----------
Income (loss) from investment operations:
  Net investment loss                                        (0.05)**        (0.08)**        (0.04)**        (0.05)**
  Net realized and unrealized gain (loss)                     0.49            1.32            0.01           (1.73)
                                                        ----------      ----------      ----------      ----------
    Total income (loss) from investment operations            0.44            1.24           (0.03)          (1.78)
                                                        ----------      ----------      ----------      ----------
Less dividends/distributions:
  From net realized gains                                       --              --              --           (0.05)
                                                        ----------      ----------      ----------      ----------
Net asset value, end of period                          $     8.00      $     7.56      $     6.32      $     6.35
                                                        ==========      ==========      ==========      ==========
Total return+                                                 5.82%          19.62%          (0.47)%        (21.91)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                     $      407      $      432      $      267      $      572
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits           3.96%           3.54%           4.71%           3.22%***
  After expense reimbursement and earnings credits            1.80%           1.80%           1.80%           1.80%***
Ratio of net investment loss to average net assets:
  Before expense reimbursement and earnings credits          (2.87)%         (2.81)%         (3.62)%         (2.44)%***
  After expense reimbursement and earnings credits           (0.71)%         (1.08)%         (0.71)%         (1.02)%***
Portfolio turnover rate                                        145%            102%             86%             93%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                        CLASS Y
                                                                                  YEAR ENDED JUNE 30,
                                                        ----------------------------------------------------------------------
                                                           2005           2004           2003           2002           2001
                                                        ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                      $     7.85     $     6.49     $     6.47     $     8.99     $    15.28
                                                        ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income (loss)                                0.02*         (0.01)*         0.02*          0.00#*        (0.01)
  Net realized and unrealized gain (loss)                     0.51           1.37           0.00#         (2.47)         (4.37)
                                                        ----------     ----------     ----------     ----------     ----------
    Total income (loss) from investment operations            0.53           1.36           0.02          (2.47)         (4.38)
                                                        ----------     ----------     ----------     ----------     ----------
Less dividends/distributions:
  From net investment income                                    --             --             --          (0.05)            --
  From net realized gains                                       --             --             --             --          (1.91)
                                                        ----------     ----------     ----------     ----------     ----------
    Total distributions                                         --             --             --          (0.05)         (1.91)
                                                        ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                            $     8.38     $     7.85     $     6.49     $     6.47     $     8.99
                                                        ==========     ==========     ==========     ==========     ==========
Total return+                                                 6.75%         20.96%          0.31%        (27.61)%       (31.33)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                       $    3,078     $    3,502     $    1,943     $    2,291     $    3,299
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits           3.01%          2.51%          3.72%          2.14%          1.34%
  After expense reimbursement and earnings credits            0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of net investment income (loss) to average
  net assets:
  Before expense reimbursement and earnings credits          (1.92)%        (1.78)%        (2.62)%        (1.39)%        (0.66)%
  After expense reimbursement and earnings credits            0.29%         (0.07)%         0.29%         (0.05)%        (0.12)%
Portfolio turnover rate                                        145%           102%            86%            93%            56%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do no include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
#    Amount is less than $0.01 per share.

                                                                                        CLASS A
                                                                                  YEAR ENDED JUNE 30,
                                                        ----------------------------------------------------------------------
                                                           2005           2004           2003           2002           2001
                                                        ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                      $    12.41     $    10.00     $     9.79     $    11.76     $    16.20
                                                        ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment loss                                        (0.11)*        (0.11)*        (0.08)*        (0.11)*        (0.09)
  Net realized and unrealized gain (loss)                     1.55           2.55           0.29          (1.42)         (1.52)
                                                        ----------     ----------     ----------     ----------     ----------
    Total income (loss) from investment operations            1.44           2.44           0.21          (1.53)         (1.61)
                                                        ----------     ----------     ----------     ----------     ----------
Less dividends/distributions:
  From net realized gains                                    (0.20)         (0.03)            --          (0.44)         (2.83)
                                                        ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                            $    13.65     $    12.41     $    10.00     $     9.79     $    11.76
                                                        ==========     ==========     ==========     ==========     ==========
Total return+                                                11.63%         24.45%          2.14%        (13.18)%       (11.00)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                       $  110,795     $   73,833     $    9,841     $    1,789     $        2
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits           1.59%          1.56%          1.71%          1.69%          1.48%
  After expense reimbursement and earnings credits            1.28%          1.28%          1.40%          1.40%          1.40%
Ratio of net investment loss to average net assets:
  Before expense reimbursement and earnings credits          (1.19)%        (1.16)%        (1.21)%        (1.35)%        (0.87)%
  After expense reimbursement and earnings credits           (0.88)%        (0.90)%        (0.90)%        (1.06)%        (0.79)%
Portfolio turnover rate                                         50%            75%            69%            71%            93%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                   CLASS B
                                                        ------------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,                  FOR THE
                                                        ------------------------------------------     PERIOD ENDED
                                                           2005            2004            2003       JUNE 30, 2002*
                                                        ----------      ----------      ----------    --------------
Net asset value, beginning of period                    $    12.17      $     9.89      $     9.75      $    10.18
                                                        ----------      ----------      ----------      ----------
Income (loss) from investment operations:
  Net investment loss                                        (0.20)**        (0.20)**        (0.14)**        (0.11)**
  Net realized and unrealized gain                            1.52            2.51            0.28            0.12
                                                        ----------      ----------      ----------      ----------
    Total income from investment operations                   1.32            2.31            0.14            0.01
                                                        ----------      ----------      ----------      ----------
Less dividends/distributions:
  From net realized gains                                    (0.20)          (0.03)             --           (0.44)
                                                        ----------      ----------      ----------      ----------
Net asset value, end of period                          $    13.29      $    12.17      $     9.89      $     9.75
                                                        ==========      ==========      ==========      ==========
Total return+                                                10.86%          23.40%           1.44%          (0.11)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                     $    9,592      $   11,683      $    1,132      $      656
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits           2.53%           2.55%           2.47%           2.46%***
  After expense reimbursement and earnings credits            2.03%           2.03%           2.15%           2.15%***
Ratio of net investment income (loss) to average net
  assets:
  Before expense reimbursement and earnings credits           2.13%          (2.14)%         (1.97)%         (1.93)%***
  After expense reimbursement and earnings credits            1.63%          (1.62)%         (1.65)%         (1.62)%***
Portfolio turnover rate                                         50%             75%             69%             71%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                     CLASS C
                                                         ----------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,                     FOR THE
                                                         ----------------------------------------------     PERIOD ENDED
                                                             2005             2004             2003        JUNE 30, 2002*
                                                         ------------     ------------     ------------    --------------
Net asset value, beginning of period                     $      12.16     $       9.88     $       9.74     $      10.37
                                                         ------------     ------------     ------------     ------------
Income (loss) from investment operations:
  Net investment loss                                           (0.20)**         (0.20)**         (0.14)**         (0.10)**
  Net realized and unrealized gain (loss)                        1.52             2.51             0.28            (0.09)
                                                         ------------     ------------     ------------     ------------
    Total income (loss) from investment operations               1.32             2.31             0.14            (0.19)
                                                         ------------     ------------     ------------     ------------
Less dividends/distributions:
  From net realized gains                                       (0.20)           (0.03)              --            (0.44)
                                                         ------------     ------------     ------------     ------------
Net asset value, end of period                           $      13.28     $      12.16     $       9.88     $       9.74
                                                         ============     ============     ============     ============
Total return+                                                   10.87%           23.43%            1.44%           (2.04)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                      $      8,661     $      9,580     $        757     $        410
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits              2.45%            2.54%            2.47%            2.46%***
  After expense reimbursement and earnings credits               2.03%            2.03%            2.15%            2.15%***
Ratio of net investment loss to average net assets:
  Before expense reimbursement and earnings credits             (2.05)%          (2.13)%          (1.97)%          (1.90)%***
  After expense reimbursement and earnings credits              (1.63)%          (1.63)%          (1.65)%          (1.59)%***
Portfolio turnover rate                                            50%              75%              69%              71%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

UBS U.S. SMALL CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

                                                                                       CLASS Y
                                                                                  YEAR ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                          2005            2004            2003            2002            2001
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of year                    $      12.63    $      10.15    $       9.92    $      11.86    $      16.27
                                                      ------------    ------------    ------------    ------------    ------------
Income (loss) from investment operations:
  Net investment loss                                        (0.08)*         (0.08)*         (0.06)*         (0.09)*         (0.07)
  Net realized and unrealized gain (loss)                     1.58            2.59            0.29           (1.41)          (1.51)
                                                      ------------    ------------    ------------    ------------    ------------
    Total income (loss) from investment operations            1.50            2.51            0.23           (1.50)          (1.58)
                                                      ------------    ------------    ------------    ------------    ------------
Less dividends/distributions:
  From net realized gains                                    (0.20)          (0.03)             --           (0.44)          (2.83)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, end of year                          $      13.93    $      12.63    $      10.15    $       9.92    $      11.86
                                                      ============    ============    ============    ============    ============
Total return+                                                11.90%          24.78%           2.32%         (12.90)%        (10.74)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                     $    146,725    $     91,406    $     39,785    $     36,318    $     44,057
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits           1.14%           1.21%           1.49%           1.41%           1.23%
  After expense reimbursement and earnings credits            1.03%           1.03%           1.15%           1.15%           1.15%
Ratio of net investment loss to average net assets:
  Before expense reimbursement and earnings credits          (0.74)%         (0.81)%         (1.00)%         (1.07)%         (0.62)%
  After expense reimbursement and earnings credits           (0.63)%         (0.66)%         (0.66)%         (0.81)%         (0.54)%
Portfolio turnover rate                                         50%             75%             69%             71%             93%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do no include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                        CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                          2005            2004            2003            2002            2001
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of year                    $      12.35    $      10.69    $      10.60    $      11.10    $      11.20
                                                      ------------    ------------    ------------    ------------    ------------
Income from investment operations:
  Net investment income                                       0.17*           0.12*           0.10*           0.10*           0.22*
  Net realized and unrealized gain                            1.32            1.69            0.41            0.40            0.31
                                                      ------------    ------------    ------------    ------------    ------------
    Total income from investment operations                   1.49            1.81            0.51            0.50            0.53
                                                      ------------    ------------    ------------    ------------    ------------
Less dividends/distributions:
  From net investment income and net foreign
    currency gains                                           (0.19)          (0.15)          (0.42)          (0.19)             --
  From net realized gains                                    (0.32)             --              --           (0.81)          (0.63)
                                                      ------------    ------------    ------------    ------------    ------------
    Total distributions                                      (0.51)          (0.15)          (0.42)          (1.00)          (0.63)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, end of year                          $      13.33    $      12.35    $      10.69    $      10.60    $      11.10
                                                      ============    ============    ============    ============    ============
Total return+                                                12.11%          17.02%           5.35%           4.84%           4.95%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                     $  1,594,113    $    876,636    $    175,415    $      6,914    $        237
Ratio of expenses to average net assets:                      1.20%           1.28%           1.35%           1.35%           1.30%
Ratio of net investment income to average net assets:         1.34%           1.00%           0.98%           0.98%           1.52%
Portfolio turnover rate                                         84%             78%             66%            116%            115%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                     CLASS B
                                                         ----------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,                     FOR THE
                                                         ----------------------------------------------     PERIOD ENDED
                                                             2005             2004             2003        JUNE 30, 2002*
                                                         ------------     ------------     ------------    --------------
Net asset value, beginning of period                     $      12.14     $      10.55     $      10.52     $      11.21
                                                         ------------     ------------     ------------     ------------
Income from investment operations:
  Net investment income                                          0.08**           0.02**           0.02**           0.12**
  Net realized and unrealized gain                               1.29             1.68             0.41             0.19
                                                         ------------     ------------     ------------     ------------
    Total income from investment operations                      1.37             1.70             0.43             0.31
                                                         ------------     ------------     ------------     ------------
Less dividends/distributions:
  From net investment income and net foreign
    currency gains                                              (0.11)           (0.11)           (0.40)           (0.19)
  From net realized gains                                       (0.32)              --               --            (0.81)
                                                         ------------     ------------     ------------     ------------
    Total distributions                                         (0.43)           (0.11)           (0.40)           (1.00)
                                                         ------------     ------------     ------------     ------------
Net asset value, end of period                           $      13.08     $      12.14     $      10.55     $      10.52
                                                         ============     ============     ============     ============
Total return+                                                   11.24%           16.14%            4.60%            3.00%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                      $    184,359     $    153,481     $     49,573     $      1,570
Ratio of expenses to average net assets                          1.96%            2.09%            2.10%            2.10%***
Ratio of net investment income to average net assets             0.58%            0.19%            0.23%            2.17%***
Portfolio turnover rate                                            84%              78%              66%             116%

  * For the period December 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                     CLASS C
                                                         ----------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,                    FOR THE
                                                         ----------------------------------------------     PERIOD ENDED
                                                             2005             2004             2003        JUNE 30, 2002*
                                                         ------------     ------------     ------------    --------------
Net asset value, beginning of period                     $      12.15     $      10.56     $      10.54     $      11.10
                                                         ------------     ------------     ------------     ------------
Income from investment operations:
  Net investment income                                          0.09**           0.03**           0.02**           0.11**
  Net realized and unrealized gain                               1.29             1.68             0.41             0.33
                                                         ------------     ------------     ------------     ------------
    Total income from investment operations                      1.38             1.71             0.43             0.44
                                                         ------------     ------------     ------------     ------------
Less dividends/distributions:
  From net investment income and net foreign
    currency gains                                              (0.12)           (0.12)           (0.41)           (0.19)
  From net realized gains                                       (0.32)              --               --            (0.81)
                                                         ------------     ------------     ------------     ------------
    Total distributions                                         (0.44)           (0.12)           (0.41)           (1.00)
                                                         ------------     ------------     ------------     ------------
Net asset value, end of period                           $      13.09     $      12.15     $      10.56     $      10.54
                                                         ============     ============     ============     ============
Total return+                                                   11.32%           16.19%            4.55%            4.23%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                      $    903,280     $    539,399     $    137,078     $      1,525
Ratio of expenses to average net assets:                         1.95%            2.06%            2.10%            2.10%***
Ratio of net investment income to average net assets:            0.59%            0.23%            0.23%            1.77%***
Portfolio turnover rate                                            84%              78%              66%             116%

  * For the period November 22, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                        CLASS Y
                                                                                   YEAR ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                          2005            2004            2003            2002            2001
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of year                    $      12.50    $      10.79    $      10.69    $      11.18    $      11.25
                                                      ------------    ------------    ------------    ------------    ------------
Income from investment operations:
  Net investment income                                       0.22*           0.15*           0.12*           0.13*           0.25
  Net realized and unrealized gain                            1.33            1.73            0.41            0.38            0.31
                                                      ------------    ------------    ------------    ------------    ------------
    Total income from investment operations                   1.55            1.88            0.53            0.51            0.56
                                                      ------------    ------------    ------------    ------------    ------------
Less dividends/distributions:
  From net investment income and net foreign
    currency gains                                           (0.22)          (0.17)          (0.43)          (0.19)             --
  From net realized gains                                    (0.32)             --              --           (0.81)          (0.63)
                                                      ------------    ------------    ------------    ------------    ------------
    Total distributions                                       0.54           (0.17)          (0.43)          (1.00)          (0.63)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, end of year                          $      13.51    $      12.50    $      10.79    $      10.69    $      11.18
                                                      ============    ============    ============    ============    ============
Total return+                                                12.40%          17.44%           5.50%           4.91%           5.20%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                     $    356,154    $    263,675    $    193,758    $    165,630    $    156,130
Ratio of expenses to average net assets:                      0.93%           1.02%           1.10%           1.10%           1.05%
Ratio of net investment income to average net assets:         1.61%           1.26%           1.23%           1.24%           1.77%
Portfolio turnover rate                                         84%             78%             66%            116%            115%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do no include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

UBS GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

                                                                                        CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                          2005            2004            2003            2002            2001
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of year                    $      10.51    $       8.89    $       9.37    $      10.61    $      12.44
Income (loss) from investment operations:
  Net investment income                                       0.15*           0.10*           0.16*           0.04*           0.07
  Net realized and unrealized gain (loss)                     0.97            1.63           (0.39)          (0.88)          (0.56)
                                                      ------------    ------------    ------------    ------------    ------------
    Total income (loss) from investment operations            1.12            1.73           (0.23)          (0.84)          (0.49)
                                                      ------------    ------------    ------------    ------------    ------------
Less dividends/distributions:
  From net investment income and net foreign
    currency gains                                              --           (0.11)          (0.25)          (0.06)          (0.02)
  From net realized gains                                       --              --              --           (0.34)          (1.32)
                                                      ------------    ------------    ------------    ------------    ------------
    Total distributions                                         --           (0.11)          (0.25)          (0.40)          (1.34)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, end of year                          $      11.63    $      10.51    $       8.89    $       9.37    $      10.61
                                                      ============    ============    ============    ============    ============
Total return+                                                10.66%          19.49%          (2.23)%         (8.05)%         (4.45)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                     $    109,998    $    117,084    $    123,756    $     15,173    $        302
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits           1.39%           1.44%           1.44%           1.47%           1.37%
  After expense reimbursement and earnings credits            1.25%           1.25%           1.25%           1.25%           1.25%
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits           1.21%           0.80%           1.73%           0.17%           0.65%
  After expense reimbursement and earnings credits            1.35%           0.99%           1.92%           0.39%           0.77%
Portfolio turnover rate                                         37%             50%            206%            117%             81%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                     CLASS B
                                                         ----------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,                    FOR THE
                                                         ----------------------------------------------     PERIOD ENDED
                                                             2005             2004             2003        JUNE 30, 2002*
                                                         ------------     ------------     ------------    --------------
Net asset value, beginning of period                     $      10.37     $       8.82     $       9.34     $      10.17
                                                         ------------     ------------     ------------     ------------
Income (loss) from investment operations:
  Net investment income                                          0.07**           0.02**           0.10**           0.05**
  Net realized and unrealized gains (loss)                       0.95             1.62            (0.39)           (0.48)
                                                         ------------     ------------     ------------     ------------
    Total income (loss) from investment operations               1.02             1.64            (0.29)           (0.43)
                                                         ------------     ------------     ------------     ------------
Less dividends/distributions:
  From net investment income and net foreign
    currency gains                                                 --            (0.09)           (0.23)           (0.06)
  From net realized gains                                          --               --               --            (0.34)
                                                         ------------     ------------     ------------     ------------
    Total distributions                                            --            (0.09)           (0.23)           (0.40)
                                                         ------------     ------------     ------------     ------------
Net asset value, end of period                           $      11.39     $      10.37     $       8.82     $       9.34
                                                         ============     ============     ============     ============
Total return+                                                    9.84%           18.61%           (2.91)%          (4.38)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                      $    108,894     $    134,419     $    144,232     $        418
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits              2.22%            2.27%            2.20%            2.25%***
  After expense reimbursement and earnings credits               2.00%            2.00%            2.00%            2.00%***
Ratio of net investment income (loss) to average net
  assets:
  Before expense reimbursement and earnings credits              0.38%           (0.03)%           0.97%            0.72%***
  After expense reimbursement and earnings credits               0.60%            0.24%            1.17%            0.97%***
Portfolio turnover rate                                            37%              50%             206%             117%

  * For the period December 11, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                     CLASS C
                                                         ----------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,                    FOR THE
                                                         ----------------------------------------------     PERIOD ENDED
                                                             2005             2004             2003        JUNE 30, 2002*
                                                         ------------     ------------     ------------    --------------
Net asset value, beginning of period                     $      10.33     $       8.79     $       9.33     $      10.18
                                                         ------------     ------------     ------------     ------------
Income (loss) from investment operations:
  Net investment income                                          0.06**           0.02**           0.10**           0.04**
  Net realized and unrealized gain (loss)                        0.96             1.61            (0.40)           (0.49)
                                                         ------------     ------------     ------------     ------------
    Total income (loss) from investment operations               1.02             1.63            (0.30)           (0.45)
                                                         ------------     ------------     ------------     ------------
Less dividends/distributions:
  From net investment income and net foreign
    currency gains                                                 --            (0.09)           (0.24)           (0.06)
  From net realized gains                                          --               --               --            (0.34)
                                                         ------------     ------------     ------------     ------------
    Total distributions                                            --            (0.09)           (0.24)           (0.40)
                                                         ------------     ------------     ------------     ------------
Net asset value, end of period                           $      11.35     $      10.33     $       8.79     $       9.33
                                                         ============     ============     ============     ============
Total return+                                                    9.87%           18.54%           (2.93)%          (4.57)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                      $     68,735     $     82,684     $     93,605     $        351
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits              2.20%            2.28%            2.24%            2.23%***
  After expense reimbursement and earnings credits               2.00%            2.00%            2.00%            2.00%***
Ratio of net investment income (loss) to average net
  assets:
  Before expense reimbursement and earnings credits              0.40%           (0.03)%           0.93%            0.55%***
  After expense reimbursement and earnings credits               0.60%            0.25%            1.17%            0.78%***
Portfolio turnover rate                                            37%              50%             206%             117%

  * For the period November 27, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                        CLASS Y
                                                                                  YEAR ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                          2005            2004            2003            2002            2001
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of year                    $      10.67    $       8.99    $       9.47    $      10.68    $      12.47
                                                      ------------    ------------    ------------    ------------    ------------
Income (loss) from investment operations:
  Net investment income                                       0.18*           0.13*           0.18*           0.06*           0.09
  Net realized and unrealized gain (loss)                     0.98            1.67           (0.39)          (0.87)          (0.54)
                                                      ------------    ------------    ------------    ------------    ------------
    Total income (loss) from investment operations            1.16            1.80           (0.21)          (0.81)          (0.45)
                                                      ------------    ------------    ------------    ------------    ------------
Less dividends/distributions:
  From net investment income and net foreign
    currency gains                                              --           (0.12)          (0.27)          (0.06)          (0.02)
  From net realized gains                                       --              --              --           (0.34)          (1.32)
                                                      ------------    ------------    ------------    ------------    ------------
    Total distributions                                         --           (0.12)          (0.27)          (0.40)          (1.34)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, end of year                          $      11.83    $      10.67    $       8.99    $       9.47    $      10.68
                                                      ============    ============    ============    ============    ============
Total return+                                                10.87%          20.09%          (1.93)%         (7.71)%         (4.07)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                     $    159,252    $    114,835    $     62,873    $     40,714    $     49,306
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits           1.04%           1.03%           1.16%           1.19%           1.12%
  After expense reimbursement and earnings credits            1.00%           1.00%           1.00%           1.00%           1.00%
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits           1.56%           1.21%           2.01%           0.45%           0.90%
  After expense reimbursement and earnings credits            1.60%           1.24%           2.17%           0.64%           1.02%
Portfolio turnover rate                                         37%             50%            206%            117%             81%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do no include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

UBS GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

                                                                                        CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                          2005            2004            2003            2002*           2001
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of year                    $       9.87    $      10.24    $       9.01    $       8.58    $       9.09
                                                      ------------    ------------    ------------    ------------    ------------
Income (loss) from investment operations:
  Net investment income                                       0.17**          0.19**          0.24**          0.17**          0.33**
  Net realized and unrealized gain (loss)                     0.34            0.35            1.21            0.43           (0.72)
                                                      ------------    ------------    ------------    ------------    ------------
    Total income (loss) from investment operations            0.51            0.54            1.45            0.60           (0.39)
                                                      ------------    ------------    ------------    ------------    ------------
Less dividends/distributions:
  From net investment income and net foreign
    currency gains                                           (0.55)          (0.91)          (0.22)             --           (0.06)
  From return of capital                                        --              --              --           (0.17)             --
                                                      ------------    ------------    ------------    ------------    ------------
    Total distributions                                      (0.55)          (0.91)          (0.22)          (0.17)          (0.06)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, end of year                          $       9.83    $       9.87    $      10.24    $       9.01    $       8.64
                                                      ============    ============    ============    ============    ============
Total return+                                                 5.05%           5.21%          16.34%           7.18%          (4.27)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                     $     16,701    $     14,610    $     11,659    $      1,925    $          3
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits           1.48%           1.55%           1.53%           1.49%           1.37%
  After expense reimbursement and earnings credits            1.15%           1.15%           1.15%           1.15%           1.15%
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits           1.32%           1.44%           2.06%           2.72%           3.60%
  After expense reimbursement and earnings credits            1.65%           1.84%           2.44%           3.06%           3.82%
Portfolio turnover rate                                        112%            186%            145%            157%            165%

 * On July 2, 2001 Class A was fully liquidated. Information shown is for the period November 5, 2001 (commencement of reissuance) for Class A through June 30, 2002.
** The net investment income per share data was determined by using average shares outstanding throughout the period.
 + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                     CLASS B
                                                         ----------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,                    FOR THE
                                                         ----------------------------------------------     PERIOD ENDED
                                                             2005             2004             2003        JUNE 30, 2002*
                                                         ------------     ------------     ------------    --------------
Net asset value, beginning of period                     $       9.88     $      10.25     $       9.01     $       8.35
                                                         ------------     ------------     ------------     ------------
Income from investment operations:
  Net investment income                                          0.09**           0.11**           0.16**           0.11**
  Net realized and unrealized gain                               0.35             0.35             1.23             0.69
                                                         ------------     ------------     ------------     ------------
    Total income from investment operations                      0.44             0.46             1.39             0.80
                                                         ------------     ------------     ------------     ------------
Less dividends/distributions:
  From net investment income and net foreign
    currency gains                                              (0.47)           (0.83)           (0.15)              --
  From return of capital                                           --               --               --            (0.14)
                                                         ------------     ------------     ------------     ------------
    Total distributions                                         (0.47)           (0.83)           (0.15)           (0.14)
                                                         ------------     ------------     ------------     ------------
Net asset value, end of period                           $       9.85     $       9.88     $      10.25     $       9.01
                                                         ============     ============     ============     ============
Total return+                                                    4.29%            4.38%           15.61%            9.67%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                      $      1,153     $      1,536     $      1,755     $        392
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits              2.30%            2.33%            2.30%            2.25%***
  After expense reimbursement and earnings credits               1.90%            1.90%            1.90%            1.90%***
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits              0.50%            0.66%            1.29%            1.94%***
  After expense reimbursement and earnings credits               0.90%            1.09%            1.69%            2.29%***
Portfolio turnover rate                                           112%             186%             145%             157%

* For the period November 26, 2001 (commencement of issuance) through June 30, 2002.
** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                 CLASS C
                                                              -----------------------------------------------
                                                                    YEAR ENDED JUNE 30,           FOR THE
                                                              -----------------------------     PERIOD ENDED
                                                                  2005             2004        JUNE 30, 2003*
                                                              ------------     ------------    --------------
Net asset value, beginning of period                          $       9.85     $      10.23     $       9.00
                                                              ------------     ------------     ------------
Income from investment operations:
  Net investment income                                               0.12**           0.14**           0.19**
  Net realized and unrealized gain                                    0.35             0.34             1.22
                                                              ------------     ------------     ------------
    Total income from investment operations                           0.47             0.48             1.41
                                                              ------------     ------------     ------------
Less dividends/distributions:
  From net investment income and net foreign currency gains          (0.51)           (0.86)           (0.18)
                                                              ------------     ------------     ------------
Net asset value, end of period                                $       9.81     $       9.85     $      10.23
                                                              ============     ============     ============
Total return+                                                         4.60%            4.64%           15.84%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)                           $      3,081     $      3,451     $      3,198
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits                   1.92%            1.99%            2.01%***
  After expense reimbursement and earnings credits                    1.65%            1.65%            1.65%***
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits                   0.88%            1.00%            1.58%***
  After expense reimbursement and earnings credits                    1.15%            1.34%            1.94%***
Portfolio turnover rate                                                112%             186%             145%

  * For period July 2, 2002 (commencement of issuance) through June 30, 2003. ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                        CLASS Y
                                                                                   YEAR ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                          2005            2004            2003            2002            2001
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of year                    $      10.83    $      11.16    $       9.79    $       8.57    $       9.01
                                                      ------------    ------------    ------------    ------------    ------------
Income (loss) from investment operations:
  Net investment income                                       0.21*           0.23*           0.28*           0.31*           0.36*
  Net realized and unrealized gain (loss)                     0.38            0.38            1.33            1.09           (0.72)
                                                      ------------    ------------    ------------    ------------    ------------
    Total income (loss) from investment operations            0.59            0.61            1.61            1.40           (0.36)
                                                      ------------    ------------    ------------    ------------    ------------
Less distributions:
  Distributions from net investment income and net
    foreign currency gains                                   (0.58)          (0.94)          (0.24)             --           (0.08)
  Distributions from return of capital                          --              --              --           (0.18)             --
                                                      ------------    ------------    ------------    ------------    ------------
    Total distributions                                      (0.58)          (0.94)          (0.24)          (0.18)          (0.08)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, end of year                          $      10.84    $      10.83    $      11.16    $       9.79    $       8.57
                                                      ============    ============    ============    ============    ============
Total return+                                                 5.36%           5.43%          16.72%          16.57%          (4.02)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                     $     52,345    $     41,016    $     35,484    $     34,421    $     37,822
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits           1.16%           1.24%           1.32%           1.17%           1.12%
  After expense reimbursement and earnings credits            0.90%           0.90%           0.90%           0.90%           0.90%
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits           1.64%           1.75%           2.27%           3.14%           3.85%
  After expense reimbursement and earnings credits            1.90%           2.09%           2.69%           3.41%           4.07%
Portfolio turnover rate                                        112%            186%            145%            157%            165%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do no include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

UBS ABSOLUTE RETURN BOND FUND -- FINANCIAL HIGHLIGHTS

                                                                                     CLASS A
                                                                                 --------------
                                                                                    FOR THE
                                                                                  PERIOD ENDED
                                                                                 JUNE 30, 2005*
                                                                                 --------------
Net asset value, beginning of period                                              $      10.00
                                                                                  ------------
Income (loss) from investment operations:
  Net investment income                                                                   0.03**
  Net realized and unrealized loss                                                       (0.02)
                                                                                  ------------
    Total income from investment operations                                               0.01
                                                                                  ------------
Less dividends/distributions:
  From net investment income and net foreign currency gains                              (0.03)
                                                                                  ------------
Net asset value, end of period                                                    $       9.98
                                                                                  ============
Total return+                                                                             0.06%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                               $    105,373
Ratio of expenses to average net assets:
  Before expense reimbursement                                                            1.31%***
  After expense reimbursement                                                             1.00%***
Ratio of net investment income to average net assets:
  Before expense reimbursement                                                            1.44%***
  After expense reimbursement                                                             1.75%***
Portfolio turnover rate                                                                     22%

  * For the period April 27, 2005 (commencement of issuance) through June 30, 2005.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

UBS ABSOLUTE RETURN BOND FUND -- FINANCIAL HIGHLIGHTS

                                                                                    CLASS C
                                                                                 --------------
                                                                                    FOR THE
                                                                                  PERIOD ENDED
                                                                                 JUNE 30, 2005*
                                                                                 --------------
Net asset value, beginning of period                                              $      10.00
                                                                                  ------------
Income (loss) from investment operations:
  Net investment income                                                                   0.02**
  Net realized and unrealized loss                                                       (0.02)
                                                                                  ------------
    Total income from investment operations                                               0.00
                                                                                  ------------
Less distributions:
  Distributions from net investment income and net foreign currency gains                (0.02)
                                                                                  ------------
Net asset value, end of period                                                    $       9.98
                                                                                  ============
Total return+                                                                             0.01%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                               $     16,973
Ratio of expenses to average net assets:
  Before expense reimbursement                                                            1.68%***
  After expense reimbursement                                                             1.35%***
Ratio of net investment income to average net assets:
  Before expense reimbursement                                                            1.07%***
  After expense reimbursement                                                             1.40%***
Portfolio turnover rate                                                                     22%

  * For the period April 27, 2005 (commencement of issuance) through June 30, 2005.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                    CLASS Y
                                                                                 --------------
                                                                                    FOR THE
                                                                                  PERIOD ENDED
                                                                                 JUNE 30, 2005*
                                                                                 --------------
Net asset value, beginning of period                                              $      10.00
                                                                                  ------------
Income (loss) from investment operations:
  Net investment income                                                                   0.03**
  Net realized and unrealized loss                                                       (0.02)
                                                                                  ------------
    Total income from investment operations                                               0.01
                                                                                  ------------
Less dividends/distributions:
  From net investment income and net foreign currency gains                              (0.03)
                                                                                  ------------
Net asset value, end of period                                                    $       9.98
                                                                                  ============
Total return+                                                                             0.09%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                               $     20,004
Ratio of expenses to average net assets:
  Before expense reimbursement                                                            1.11%***
  After expense reimbursement                                                             0.85%***
Ratio of net investment income to average net assets:
  Before expense reimbursement                                                            1.64%***
  After expense reimbursement                                                             1.90%***
Portfolio turnover rate                                                                     22%

  * For the period April 27, 2005 (commencement of issuance) through June 30, 2005.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

UBS DYNAMIC ALPHA FUND -- FINANCIAL HIGHLIGHTS

                                                                                    CLASS A
                                                                                 --------------
                                                                                    FOR THE
                                                                                  PERIOD ENDED
                                                                                 JUNE 30, 2005*
                                                                                 --------------
Net asset value, beginning of period                                              $      10.00
                                                                                  ------------
Income (loss) from investment operations:
  Net investment loss                                                                    (0.04)**
  Net realized and unrealized gain                                                        0.26
                                                                                  ------------
    Total income from investment operations                                               0.22
                                                                                  ------------
Net asset value, end of period                                                    $      10.22
                                                                                  ============
Total return+                                                                             2.20%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                               $    528,088
Ratio of expenses to average net assets                                                   1.32%***
Ratio of net investment loss to average net assets                                       (1.04)%***
Portfolio turnover rate                                                                      6%

  * For the period January 27, 2005 (commencement of issuance) through June 30, 2005.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                        CLASS B
                                                                     --------------
                                                                        FOR THE
                                                                      PERIOD ENDED
                                                                     JUNE 30, 2005*
                                                                     --------------
Net asset value, beginning of period                                   $   10.00
                                                                       ---------
Income (loss) from investment operations:
  Net investment loss                                                      (0.08)**
  Net realized and unrealized gain                                          0.27
                                                                       ---------
    Total income from investment operations                                 0.19
                                                                       ---------
Net asset value, end of period                                         $   10.19
                                                                       =========
Total return+                                                               1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                    $  14,815
Ratio of expenses to average net assets:
  Before expense reimbursement                                              2.11%***
  After expense reimbursement                                               2.10%***
Ratio of net investment loss to average net assets:
  Before expense reimbursement                                             (1.83)%***
  After expense reimbursement                                              (1.82)%***
Portfolio turnover rate                                                        6%

  * For the period January 27, 2005 (commencement of issuance) through June 30, 2005.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                        CLASS C
                                                                     --------------
                                                                        FOR THE
                                                                      PERIOD ENDED
                                                                     JUNE 30, 2005*
                                                                     --------------
Net asset value, beginning of period                                   $   10.00
                                                                       ---------
Income (loss) from investment operations:
  Net investment loss                                                      (0.08)**
  Net realized and unrealized gain                                          0.27
                                                                       ---------
    Total income from investment operations                                 0.19
                                                                       ---------
Net asset value, end of period                                         $   10.19
                                                                       =========
Total return+                                                               1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                    $ 202,891
Ratio of expenses to average net assets                                     2.09%***
Ratio of net investment loss to average net assets                         (1.81)%***
Portfolio turnover rate                                                        6%

  * For the period January 27, 2005 (commencement of issuance) through June 30, 2005.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                        CLASS Y
                                                                     --------------
                                                                        FOR THE
                                                                      PERIOD ENDED
                                                                     JUNE 30, 2005*
                                                                     --------------
Net asset value, beginning of period                                   $   10.00
                                                                       ---------
Income (loss) from investment operations:
  Net investment loss                                                      (0.03)**
  Net realized and unrealized gain                                          0.26
                                                                       ---------
    Total income from investment operations                                 0.23
                                                                       ---------
Net asset value, end of period                                         $   10.23
                                                                       =========
Total return+                                                               2.30%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                    $  56,220
Ratio of expenses to average net assets                                     1.00%***
Ratio of net investment loss to average net assets                         (0.72)%***
Portfolio turnover rate                                                        6%

  * For the period January 27, 2005 (commencement of issuance) through June 30, 2005.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

UBS INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

                                                                                CLASS A
                                                                           YEAR ENDED JUNE 30,
                                                       ----------------------------------------------------------
                                                          2005        2004        2003        2002        2001
                                                       ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                     $     8.58  $     6.99  $     8.08  $    10.61  $    13.57
                                                       ----------  ----------  ----------  ----------  ----------
Income (loss) from investment operations:
  Net investment income                                      0.15*       0.12*       0.10*       0.13*     0.00^*
  Net realized and unrealized gain (loss)                    0.86        1.69       (0.87)      (0.79)      (2.15)
                                                       ----------  ----------  ----------  ----------  ----------
    Total income (loss) from investment operations           1.01        1.81       (0.77)      (0.66)      (2.15)
                                                       ----------  ----------  ----------  ----------  ----------
Less distributions:
  Distributions from net investment income
    and net foreign currency gains                          (0.11)      (0.22)      (0.31)      (0.27)      (0.04)
  Distributions from net realized gains                        --          --       (0.01)      (1.60)      (0.77)
                                                       ----------  ----------  ----------  ----------  ----------
    Total distributions                                     (0.11)      (0.22)      (0.32)      (1.87)      (0.81)
                                                       ----------  ----------  ----------  ----------  ----------
Net asset value, end of year                           $     9.48  $     8.58  $     6.99  $     8.08  $    10.61
                                                       ==========  ==========  ==========  ==========  ==========
Total return+                                               11.73%      26.00%      (9.24)%     (5.91)%    (16.37)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)                      $   15,168  $    7,866  $    3,146  $    2,599  $      301
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits          1.68%       1.55%       1.47%       1.41%       1.31%
  After expense reimbursement and earnings credits           1.25%       1.25%       1.25%       1.25%       1.28%++
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits          1.18%       1.13%       1.21%       1.38%       0.77%
  After expense reimbursement and earnings credits           1.61%       1.43%       1.43%       1.54%       0.80%
Portfolio turnover rate                                        71%        108%        120%         82%         62%

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
 + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
++ The ratio of net operating expenses to average net assets for Class A was 1.25%.
 ^   Amount is less than $0.01 per share.

                                                                                      CLASS B
                                                            -------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,                    FOR THE
                                                            --------------------------------------      PERIOD ENDED
                                                               2005          2004          2003        JUNE 30, 2002*
                                                            ----------    ----------    ----------     --------------
Net asset value, beginning of period                        $     8.48    $     6.92    $     8.05       $     7.75
                                                            ----------    ----------    ----------       ----------
Income (loss) from investment operations:
  Net investment income                                           0.08**        0.06**        0.04**           0.05**
  Net realized and unrealized gain (loss)                         0.85          1.67         (0.86)            0.25
                                                            ----------    ----------    ----------       ----------
    Total income (loss) from investment operations                0.93          1.73         (0.82)            0.30
                                                            ----------    ----------    ----------       ----------
Less dividends/distributions:
  From net investment income and foreign currency gains          (0.07)        (0.17)        (0.30)              --
  From net realized gains                                           --            --         (0.01)              --
                                                            ----------    ----------    ----------       ----------
    Total distributions                                          (0.07)        (0.17)        (0.31)              --
                                                            ----------    ----------    ----------       ----------
Net asset value, end of period                              $     9.34    $     8.48    $     6.92       $     8.05
                                                            ==========    ==========    ==========       ==========
Total return+                                                    10.92%        25.17%        (9.94)%           3.87%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)                         $      876    $      815    $      352       $      120
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits               2.25%         2.60%         2.18%            2.05%***
  After expense reimbursement and earnings credits                2.00%         2.00%         2.00%            2.00%***
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits               0.61%         0.09%         0.50%            1.45%***
  After expense reimbursement and earnings credits                0.86%         0.69%         0.68%            1.50%***
Portfolio turnover rate                                             71%          108%          120%              82%

  * For the period February 12, 2002 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                      CLASS C
                                                            -------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,                    FOR THE
                                                            --------------------------------------      PERIOD ENDED
                                                               2005          2004          2003        JUNE 30, 2002*
                                                            ----------    ----------    ----------     --------------
Net asset value, beginning of period                        $     8.45    $     6.90    $     8.05       $     7.75
                                                            ----------    ----------    ----------       ----------
Income (loss) from investment operations:
  Net investment income                                           0.08**        0.06**        0.04**           0.04**
  Net realized and unrealized gain (loss)                         0.85          1.68         (0.89)            0.26
                                                            ----------    ----------    ----------       ----------
    Total income (loss) from investment operations                0.93          1.74         (0.85)            0.30
                                                            ----------    ----------    ----------       ----------
Less dividends/distributions:
  From net investment income and net
    foreign currency gains                                       (0.08)        (0.19)        (0.29)              --
  From net realized gains                                           --            --         (0.01)              --
                                                            ----------    ----------    ----------       ----------
    Total distributions                                          (0.08)        (0.19)        (0.30)              --
                                                            ----------    ----------    ----------       ----------
Net asset value, end of period                              $     9.30    $     8.45    $     6.90       $     8.05
                                                            ==========    ==========    ==========       ==========
Total return+                                                    10.97%        25.26%       (10.29)%           3.87%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)                         $    1,816    $    1,338    $      399       $      183
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits               2.16%         2.35%         2.21%            2.19%***
  After expense reimbursement and earnings credits                2.00%         2.00%         2.00%            2.00%***
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits               0.70%         0.34%         0.47%            0.91%***
  After expense reimbursement and earnings credits                0.86%         0.69%         0.68%            1.10%***
Portfolio turnover rate                                             71%          108%          120%              82%

  * For the period December 26, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                                CLASS Y
                                                                           YEAR ENDED JUNE 30,
                                                       ----------------------------------------------------------
                                                          2005        2004        2003        2002        2001
                                                       ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                     $     8.63  $     7.01  $     8.12  $    10.64  $    13.57
                                                       ----------  ----------  ----------  ----------  ----------
Income (loss) from investment operations:
  Net investment income                                      0.17**      0.14*       0.11*       0.09*       0.13*
  Net realized and unrealized gain (loss)                    0.86        1.71       (0.88)      (0.74)      (2.25)
                                                       ----------  ----------  ----------  ----------  ----------
    Total income (loss) from investment operations           1.03        1.85       (0.77)      (0.65)      (2.12)
                                                       ----------  ----------  ----------  ----------  ----------
Less dividends/distributions:
  From net investment income
    and net foreign currency gains                          (0.11)      (0.23)      (0.33)      (0.27)      (0.04)
  From net realized gains                                      --          --       (0.01)      (1.60)      (0.77)
                                                       ----------  ----------  ----------  ----------  ----------
    Total distributions                                     (0.11)       0.23       (0.34)      (1.87)      (0.81)
                                                       ----------  ----------  ----------  ----------  ----------
Net asset value, end of year                           $     9.55  $     8.63  $     7.01  $     8.12  $    10.64
                                                       ==========  ==========  ==========  ==========  ==========
Total return+                                               11.97%      26.56%      (9.21)%     (5.78)%    (16.15)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)                      $  113,264  $  100,782  $   90,514  $   97,851  $  192,408
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings credits          1.18%       1.26%       1.21%       1.13%       1.06%
  After expense reimbursement and earnings credits           1.00%       1.00%       1.00%       1.00%       1.03%++
Ratio of net investment income to average net assets:
  Before expense reimbursement and earnings credits          1.68%       1.43%       1.47%       0.92%       1.02%
  After expense reimbursement and earnings credits           1.86%       1.69%       1.68%       1.05%       1.05%
Portfolio turnover rate                                        71%        108%        120%         82%         62%

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
 + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do no include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
++ The ratio of net operating expenses to average net assets for Class Y was 1.00%.

FUNDS' PRIVACY NOTICE

This notice describes the privacy policy of the UBS Family of Funds, the UBS PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications, may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information"). The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information. The Funds may share Personal Information described above with their affiliates for marketing and other business purposes, such as to facilitate the servicing of accounts. The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law. Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them. The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

(C)2005 UBS Global Asset Management (US) Inc.
UBS Global Asset Management (US) Inc. is a subsidiary of UBS AG.
All Rights Reserved. 04-0389
www.ubs.com/globalam-us

TICKER SYMBOLS

UBS U.S. Bond Fund Class:
    A: BNBDX     B: BNOBX      C: BNOCX     Y: BPBDX

UBS High Yield Fund Class:
    A: BNHYX     B: BNHBX      C: BNHCX     Y: BIHYX

UBS U.S. Large Cap Equity Fund Class:
    A: BNEQX     B: BNQBX      C: BNQCX     Y: BPEQX

UBS U.S. Large Cap Value Equity Fund Class:
    A: BNVAX     B: BNVBX      C: BNVCX     Y: BUSVX

UBS U.S. Large Cap Growth Fund Class:
    A: BNLGX     B: BNWBX      C: BNWCX     Y: BLGIX

UBS U.S. Small Cap Growth Fund Class:
    A: BNSCX     B: BNMBX      C: BNMCX     Y: BISCX

UBS Global Allocation Fund Class:
    A: BNGLX     B: BNPBX      C: BNPCX     Y: BPGLX

UBS Global Equity Fund Class:
    A: BNGEX     B: BNEBX      C: BNECX     Y: BPGEX

UBS Global Bond Fund Class:
    A: BNGBX     B: BNDBX      C: BNDCX     Y: BPGBX

UBS Absolute Return Bond Fund Class:
    A: BNRAX     C: BNRCX      Y: BNRYX

UBS Dynamic Alpha Fund Class:
    A: BNAAX     B: BNABX      C: BNACX     Y: BNAYX

UBS International Equity Fund Class:
    A: BNIEX     B: BNIBX      C: BNICX     Y: BNUEX

If you want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e. it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semi-annual reports and the SAI by contacting the Funds directly at 1-800-647 1568. The annual and semi-annual reports may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/globalam. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the Advisor has not made the SAI available on its Web Site.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the SEC in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet Web Site at:
  http://www.sec.gov. The UBS Funds Prospectus

The UBS Funds
Investment Company Act File No. 811-6637

(C) 2006 UBS Global Asset Management (Americas) Inc.
All rights reserved.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


THE UBS FUNDS
PROSPECTUS


October 28, 2005
(as revised May 31, 2006)

The UBS Funds
One North Wacker Drive
Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 28, 2005
(AS REVISED MAY 31, 2006)

This Statement of Additional Information ("SAI") relates to the following funds (the "Funds"), which are series of The UBS Funds, an open-end management investment company (the "Trust"):

UBS U.S. Bond Fund
UBS High Yield Fund
UBS U.S. Large Cap Equity Fund
UBS U.S. Large Cap Value Equity Fund
UBS U.S. Large Cap Growth Fund
UBS U.S. Small Cap Equity Fund
UBS U.S. Small Cap Growth Fund
UBS U.S. Real Estate Equity Fund
UBS Global Allocation Fund
UBS Global Equity Fund
UBS Global Bond Fund
UBS Absolute Return Bond Fund
UBS Dynamic Alpha Fund
UBS International Equity Fund
UBS Emerging Markets Debt Fund
UBS Emerging Markets Equity Fund

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG ("UBS"), serves as the investment advisor and administrator for the Funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Funds. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS.

Portions of the Funds' Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Funds' Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 28, 2005 (as revised May 31, 2006). A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----
General Information About the Trust                                                                  4
  Diversification Status                                                                             4
  General Definitions                                                                                4
Investment Strategies                                                                                5
Investments Relating to all Funds                                                                    5
  Cash and Cash Equivalents                                                                          5
  Repurchase Agreements                                                                              6
  Reverse Repurchase Agreements                                                                      6
  Borrowing                                                                                          7
  Loans of Portfolio Securities                                                                      7
  Swaps                                                                                              7
  Futures                                                                                            9
  Options                                                                                           10
  Index Options                                                                                     12
  Special Risks of Options on Indices                                                               13
  Rule 144A and Illiquid Securities                                                                 13
  Investment Company Securities and Investments in Affiliated Investment
    Companies                                                                                       14
  Issuer Location                                                                                   15
  Other Investments                                                                                 15

INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND, UBS GLOBAL EQUITY FUND,
  UBS U.S. LARGE CAP EQUITY FUND, UBS U.S. LARGE CAP VALUE EQUITY FUND,
  UBS U.S. LARGE CAP GROWTH FUND, UBS U.S. SMALL CAP EQUITY FUND, UBS U.S.
  SMALL CAP GROWTH FUND, UBS U.S. REAL ESTATE EQUITY FUND, UBS HIGH YIELD FUND,
  UBS DYNAMIC ALPHA FUND, UBS INTERNATIONAL EQUITY FUND AND UBS EMERGING
  MARKETS EQUITY FUND                                                                               15
  Equity Securities                                                                                 15
  Exchange-Traded Index Securities                                                                  16
INVESTMENTS RELATING TO THE UBS GLOBAL FUNDS, UBS U.S. LARGE CAP GROWTH FUND,
  UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND, UBS ABSOLUTE
  RETURN BOND FUND, UBS DYNAMIC ALPHA FUND, UBS U.S. REAL ESTATE EQUITY FUND AND
  UBS HIGH YIELD FUND                                                                               16
  Eurodollar Securities                                                                             16
  Foreign Securities                                                                                16
  Forward Foreign Currency Contracts                                                                16
  Non-Deliverable Forwards                                                                          17
  Options on Foreign Currencies                                                                     17
  Short Sales                                                                                       18
INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND, UBS GLOBAL BOND FUND, UBS
  U.S. REAL ESTATE EQUITY FUND, UBS U.S. BOND FUND, UBS ABSOLUTE RETURN BOND
  FUND, UBS HIGH YIELD FUND, UBS EMERGING MARKETS DEBT FUND AND UBS EMERGING
  MARKETS EQUITY FUND                                                                               19
  Lower Rated Debt Securities                                                                       19
  Inflation Linked Securities                                                                       20
  Pay-In-Kind Bonds                                                                                 20
  Convertible Securities                                                                            20
  Credit Linked Securities                                                                          21
  When-Issued Securities                                                                            22
  Mortgage-Backed Securities and Mortgage Pass-Through Securities                                   22
  Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage
    Investment Conduits ("REMICs")                                                                  24
  Dollar Rolls                                                                                      24
  To-Be-Announced Securities                                                                        25
  Other Mortgage-Backed Securities                                                                  25
  Asset-Backed Securities                                                                           25
  Equipment Trust Certificates                                                                      26
  Zero Coupon and Delayed Interest Securities                                                       27
  Structured Notes                                                                                  27
INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND, UBS GLOBAL BOND FUND, UBS
  GLOBAL EQUITY FUND, UBS HIGH YIELD FUND, UBS INTERNATIONAL EQUITY FUND, UBS
  ABSOLUTE RETURN BOND FUND, UBS DYNAMIC ALPHA FUND, UBS EMERGING MARKETS DEBT
  FUND AND UBS EMERGING MARKETS EQUITY FUND                                                         28
  Emerging Markets Investments                                                                      28
  Risks of Investing in Emerging Markets                                                            30
  Investments in Russian Securities                                                                 31
  UBS Global Allocation Fund -- Asset Allocation                                                    32
  Real Estate Equity Securities and Real Estate Investment Trusts (REITS)                           32
SECONDARY RISKS                                                                                     33
INVESTMENT RESTRICTIONS                                                                             33
MANAGEMENT OF THE TRUST                                                                             36
  Trustees and Officers                                                                             36
  Compensation Table                                                                                42
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                                                 43
INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS                          49
  Advisor                                                                                           49

  Administrative, Accounting and Custody Services                                                   55
  Principal Underwriting Arrangements                                                               57
  Transfer Agency Services                                                                          68
  Independent Registered Public Accounting Firm                                                     68
  Legal Counsel                                                                                     68
  Personal Trading Policies                                                                         68
  Proxy Voting Policies                                                                             69
  Portfolio Holdings Disclosure Policies and Procedures                                             70
  Bank Line of Credit                                                                               72
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS                                                    73
  Portfolio Turnover                                                                                75
SHARES OF BENEFICIAL INTEREST                                                                       76
REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
  INFORMATION AND OTHER SERVICES                                                                    77
  Sales Charge Reductions and Waivers                                                               77
  Additional Information Regarding Purchases Through Letter of Intent                               78
  Automatic Cash Withdrawal Plan                                                                    79
  Individual Retirement Accounts                                                                    80
  Transfer of Accounts                                                                              80
  Transfer of Securities                                                                            80
CONVERSION OF CLASS B SHARES                                                                        81
NET ASSET VALUE                                                                                     81
TAXATION                                                                                            81
  Additional Information on Distributions and Taxes                                                 81
  Distributions                                                                                     81
  Investments in Foreign Securities                                                                 82
  Redemption of Shares                                                                              83
PERFORMANCE CALCULATIONS                                                                            86
FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   86
CORPORATE DEBT RATINGS -- APPENDIX A                                                               A-1
SECONDARY RISKS -- APPENDIX B                                                                      B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust currently offers shares of the following seventeen series, representing separate portfolios of investments: UBS U.S. Bond Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund (formerly known as UBS U.S. Equity
Fund), UBS U.S. Large Cap Value Equity Fund (formerly known as UBS U.S. Value Equity Fund), UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund. Each Series currently offers four classes of shares for each Fund: the Class A shares, the Class B shares, the Class C shares and the Class Y shares, except the UBS Absolute Return Bond Fund and the UBS U.S. Mid Cap Growth Equity Fund, which offer Class A shares, Class C shares and Class Y shares. The UBS U.S. Mid Cap Growth Equity Fund is offered in a separate Prospectus and Statement of Additional Information, and is not included in this SAI. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% or 0.15% of average daily net assets of the respective Fund. Class B shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.25%, 0.50% or 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

DIVERSIFICATION STATUS

Each of the UBS U.S. Bond Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Each of the UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Global Bond Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

GENERAL DEFINITIONS

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Equity Funds" shall mean the following Funds that may invest in equity securities: UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS Global

Allocation Fund, UBS Global Equity Fund, UBS Dynamic Alpha Fund, UBS International Equity Fund and UBS Emerging Markets Equity Fund.

"Family Funds" shall mean the Funds and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Fixed Income Funds" shall mean the following Funds that may invest in fixed income securities: UBS U.S. Bond Fund, UBS High Yield Fund, UBS Global Bond Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, and UBS Emerging Markets Debt Fund.

"Funds" or "Series" shall mean collectively the UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund (or individually, a "Fund" or a "Series").

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"UBS Global Funds" shall mean collectively the following Funds that may invest in non-US securities: UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund (or individually, a "UBS Global Fund").

"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management
(US) Inc., which serves as the Funds' underwriter.

"US Funds" shall mean collectively the UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Bond Fund and UBS High Yield Fund (or individually, a "US Fund").

"1933 Act" shall mean the Securities Act of 1933, as amended.

INVESTMENT STRATEGIES

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

INVESTMENTS RELATING TO ALL FUNDS

CASH AND CASH EQUIVALENTS

The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the US government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Series may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date;
(iv) to be invested on a strategic management basis (i-iv are herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of UBS Supplementary Trust (the "Supplementary Trust Series") or a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Supplementary Trust is a private investment pool which has retained the Advisor to manage its investments and UBS Relationship Funds is a registered investment company advised by the Advisor. Certain Trustees of the Trust also serve as Trustees of the UBS Supplementary Trust and UBS Relationship Funds. The Supplementary Trust Series and Relationship Funds Cash Series each invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series or Relationship Funds Cash Series will not exceed 25% of the Series' total assets.

REPURCHASE AGREEMENTS

When a Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Series, would exceed 15% of the value of the net assets of the Series.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve sales of portfolio securities of a Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Series will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price. Any assets designated as segregated by a Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

BORROWING

The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The UBS Absolute Return Bond Fund and UBS Dynamic Alpha Fund may also borrow money for investment purposes. A Series will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

When the UBS Absolute Return Bond Fund or UBS Dynamic Alpha Fund borrows money for investment purposes, it is engaging in a form of leverage, which increases investment risk while increasing investment opportunity. The money borrowed for such leveraging purposes will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.

LOANS OF PORTFOLIO SECURITIES

The Series may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Series may call the loan at any time and receive the securities loaned; (3) a Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed
33 1/3% of the total assets of the respective Series.

Collateral will consist of US and non-US securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Series will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

SWAPS

The Series (except for the UBS Global Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund and UBS International Equity Fund) may engage in swaps, including but not limited to interest rate, currency and equity swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The UBS Absolute Return Bond Fund may also engage in credit default swaps. A Series expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Series with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. A Series will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Series paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, the Series will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, the Series will succeed in pursuing contractual remedies. The Series thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The UBS Absolute Return Bond Fund also may enter into credit default swap agreements. The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Series may be either the buyer or the seller in the transaction. If the Series is a buyer and no credit event occurs, the Series may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Series typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if the Series had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Series. When a Series acts as a seller of a credit default swap, the Series is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Advisor and the Trust do not believe that the Series' obligations under swap contracts are senior securities and, accordingly, the Series will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of a Series' obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that a Series cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Series has valued the swap, the Series will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Series' net assets.

FUTURES

The Series may enter into contracts for the purchase or sale for future delivery of securities and indices. The UBS Global Funds, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS High Yield Fund and UBS U.S. Real Estate Equity Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Series enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Series, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contact price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the custodial accounts of a Fund. The Series may also effect futures transactions through FCMs who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board.

The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Series may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. The Series may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Series is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Series may be required to sell securities at a time when it may be disadvantageous to do so.

OPTIONS

The Series may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The US Funds may invest in options that are listed on US exchanges or traded over-the-counter and the UBS Global Funds, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund and UBS High Yield Fund may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

PURCHASING CALL OPTIONS -- The Series may purchase call options on securities to the extent that premiums paid by a Series do not aggregate more than 20% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

CALL WRITING -- A Series may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Series' investment objective. The advantage to a Series of writing calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Series to write another call option on the underlying security with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Series will generally write call options on a covered basis. A call option written by a Series is "covered" if the Series owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian) upon conversion or exchange of other securities held by the Series. A call option is also deemed to be covered if the Series holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian.

From time to time, the UBS Absolute Return Bond Fund and UBS Dynamic Alpha Fund will write a call option that is not covered as indicated above but where the Series will maintain, with its custodian for the term of the option, Segregated Assets in a segregated account having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the funds to the risks of writing uncovered options. When writing uncovered call options, a Series is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, a Series' loss could be significant.

PURCHASING PUT OPTIONS -- The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. A Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Series will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by a Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS -- The Series may also write put options on a secured basis which means that a Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event, a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

INDEX OPTIONS

The Series may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Series is an equity or bond series and sell such options in closing sale transactions for hedging purposes. A Series also may purchase call options on indices primarily as a substitute for taking positions in certain securities or particular market segment. A Series may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Series intends to purchase pending its ability to invest in such securities.

In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions. A Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect a Series' investments in the case of a major redemption.

The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

SPECIAL RISKS OF OPTIONS ON INDICES

The Series' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration,exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RULE 144A AND ILLIQUID SECURITIES

The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional investors.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Series; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Series, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; and (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Series. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Series has no more than 15% of its net assets in illiquid securities.

The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Series' net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board. The UBS U.S. Small Cap Equity Fund may invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

If the Advisor determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Series continue to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

INVESTMENT COMPANY SECURITIES AND INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES

Subject to the provisions of any exemptive orders issued by the SEC (as described in the following paragraphs), securities of other investment companies may be acquired by each Series to the extent that such purchases are consistent with that Series' investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Series' total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Series' total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Series. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Series would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Series would bear in connection with its own operations.

The Series may invest in securities issued by other registered investment companies advised by the Advisor pursuant to exemptive relief granted by the SEC. The Series will invest in corresponding portfolios of UBS Relationship Funds to the extent that the Advisor determines that such investments are a more efficient means for the Series to gain exposure to the asset classes referred to below than by the Series investing directly in individual securities. For example, to gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Funds may invest that portion of their assets allocated to emerging market investments in the UBS Emerging Markets Equity Relationship Fund and the UBS Emerging Markets Debt Relationship Fund.

In lieu of investing directly in certain high yield, higher risk securities, the the Funds may invest a portion of their assets in the UBS High Yield Relationship Fund. The investment objective of the UBS High Yield Relationship Fund is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, the UBS High Yield Relationship Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities that provide higher yields and are lower rated. High yield, lower rated fixed income securities are those rated below investment grade.

In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the Funds may invest a portion of their assets in the UBS U.S. Small Cap Equity Relationship Fund. The investment objective of the UBS U.S. Small Cap Equity Relationship Fund is to maximize total US dollar return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, the UBS Small Cap Equity Relationship Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.

In addition to the portfolios of UBS Relationship Funds described above, the Series may invest in other portfolios of UBS Relationship Funds or other affiliated investment companies to the extent permitted by the exemptive relief granted by the SEC. Each portfolio of UBS Relationship Funds in which a Fund may invest is permitted to invest in the same securities of a particular asset class in which the Fund is permitted to invest directly, and with similar risks. Pursuant to undertakings with the SEC, a Fund will not be subject to the imposition of double management or administration fees with respect to its investments in portfolios of UBS Relationship Funds.

ISSUER LOCATION

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether: the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

OTHER INVESTMENTS

The Board may, in the future, authorize a Series to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Series.

INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND, UBS GLOBAL EQUITY FUND, UBS U.S. LARGE CAP EQUITY FUND, UBS U.S. LARGE CAP VALUE EQUITY FUND, UBS U.S. LARGE CAP GROWTH FUND, UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND, UBS U.S. REAL ESTATE EQUITY FUND, UBS HIGH YIELD FUND, UBS DYNAMIC ALPHA FUND, UBS INTERNATIONAL EQUITY FUND AND UBS EMERGING MARKETS EQUITY FUND

EQUITY SECURITIES

The Series may invest in a broad range of equity securities of US and non-US issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series, except for the UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Real Estate Equity Fund, expect their US equity investments to emphasize large and intermediate capitalization companies. The UBS U.S. Small Cap Equity Fund and UBS U.S. Small Cap Growth Fund expect their US equity investments to emphasize small capitalization companies. The UBS Global Allocation Fund, UBS Global Equity Fund, UBS Dynamic Alpha Fund and UBS International Equity Fund may also invest in small capitalization companies. The equity markets in the non-US component of the Series will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The UBS Global Allocation Fund, UBS Dynamic Alpha Fund and UBS U.S. Small Cap Equity Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS U.S. Small Cap Equity Fund may invest up to 20% of its total assets in small capitalization equity securities of publicly traded foreign corporations that were financed by venture capital partnerships. The UBS Global Allocation Fund, UBS Global Equity Fund, UBS Dynamic Alpha Fund, UBS International Equity Fund and UBS Emerging Markets Equity Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

EXCHANGE-TRADED INDEX SECURITIES

Subject to the limitations on investment in investment company securities and their own investment objectives, the Series may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent a Series invests in these securities, the Series must bear these expenses in addition to the expenses of its own operation.

INVESTMENTS RELATING TO THE UBS GLOBAL FUNDS, UBS U.S. BOND FUND, UBS U.S LARGE CAP GROWTH FUND, UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND, UBS ABSOLUTE RETURN BOND FUND, UBS DYNAMIC ALPHA FUND, UBS U.S. REAL ESTATE EQUITY FUND AND UBS HIGH YIELD FUND

EURODOLLAR SECURITIES

The UBS Global Bond Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

FOREIGN SECURITIES

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the UBS Global Funds) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

A Series will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

NON-DELIVERABLE FORWARDS

The Series may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Series and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Series and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Series enters into a non-deliverable forward transaction, the Series' custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such non-deliverable forward transaction. If the additional Segregated Assets placed in the segregated account decline in value or the amount of the Series' commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments under the non-deliverable forward agreement.

Since a Series generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Series will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Series will succeed in pursuing contractual remedies. The Series thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Series could sustain losses on the non-deliverable forward transaction. A Series' investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

OPTIONS ON FOREIGN CURRENCIES

The Series also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

The UBS Absolute Return Bond Fund and UBS Dynamic Alpha Fund may also engage in options transactions for non-hedging purposes. The Series may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to the Series but believes that the securities denominated in that currency are unattractive.

The Series may write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

SHORT SALES

The UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may from time to time sell securities short. In the event that the Advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Series will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Series may be unable to replace a borrowed security sold short.

INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND, UBS GLOBAL BOND FUND, UBS U.S. REAL ESTATE EQUITY FUND, UBS U.S. BOND FUND, UBS HIGH YIELD FUND, UBS ABSOLUTE RETURN BOND FUND, UBS DYNAMIC ALPHA FUND, UBS EMERGING MARKETS DEBT FUND AND UBS EMERGING MARKETS EQUITY FUND

The following discussion applies to the UBS Global Allocation Fund, UBS Global Bond Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund, except as otherwise noted.

LOWER RATED DEBT SECURITIES

Fixed income securities rated lower than Baa by Moody's or BBB by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation and currency risk. The UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund do not intend to limit investments in lower rated securities.

INFLATION LINKED SECURITIES (UBS GLOBAL ALLOCATION FUND, UBS GLOBAL BOND FUND, UBS U.S. BOND FUND, UBS ABSOLUTE RETURN BOND FUND AND UBS DYNAMIC ALPHA FUND
ONLY)

Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

PAY-IN-KIND BONDS

The UBS Global Allocation Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.

CONVERTIBLE SECURITIES (ALSO FOR UBS U.S. LARGE CAP VALUE EQUITY FUND, UBS U.S. LARGE CAP GROWTH FUND, UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND AND UBS U.S. REAL ESTATE EQUITY FUND)

The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

CREDIT-LINKED SECURITIES (UBS ABSOLUTE RETURN BOND FUND ONLY)

The Funds may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. A Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

A Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Series to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "INVESTMENT STRATEGIES -- Swaps" for a description of additional risks associated with credit default swaps.

WHEN-ISSUED SECURITIES (ALSO FOR UBS U.S. LARGE CAP GROWTH FUND AND UBS U.S. SMALL CAP GROWTH FUND)

The Series may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Series makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that a Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or delayed delivery securities. The Segregated Assets maintained by the Series with respect to any when-issued or delayed delivery securities shall be liquid, unencumbered and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by US government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the US Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly owned US government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Government-related guarantors (i.e., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US government.

Freddie Mac is a corporate instrumentality of the US government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ("PCs") which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICs")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be more sensitive to interest rates than US government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

DOLLAR ROLLS

A Series may enter into dollar rolls in which the Series sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Series forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Series is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Series could also be compensated through receipt of fee income. The Series intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe the Series' obligations under dollar rolls are senior securities and accordingly, the Series, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

TO-BE-ANNOUNCED SECURITIES (UBS U.S. BOND FUND, UBS ABSOLUTE RETURN BOND FUND AND UBS DYNAMIC ALPHA FUND ONLY)

A to-be-announced mortgage-backed security ("TBA") is a mortgage-backed security, such as a GNMA pass-through security, that is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages maybe less favorable than anticipated by the Series.

OTHER MORTGAGE-BACKED SECURITIES

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES (ALSO FOR UBS U.S. LARGE CAP GROWTH FUND AND UBS U.S. SMALL CAP GROWTH FUND)

The Series may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). The UBS High Yield Fund will not invest in asset-backed securities with remaining effective maturities of less than thirteen months.

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established.In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

EQUIPMENT TRUST CERTIFICATES (UBS ABSOLUTE RETURN BOND FUND AND UBS DYNAMIC ALPHA FUND ONLY)

The Funds may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

ZERO COUPON AND DELAYED INTEREST SECURITIES

The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

STRUCTURED NOTES (UBS ABSOLUTE RETURN BOND FUND AND UBS DYNAMIC ALPHA FUND ONLY)

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate, or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND, UBS GLOBAL BOND FUND, UBS GLOBAL EQUITY FUND, UBS HIGH YIELD FUND, UBS INTERNATIONAL EQUITY FUND, UBS U.S. BOND FUND, UBS ABSOLUTE RETURN BOND FUND, UBS DYNAMIC ALPHA FUND, UBS EMERGING MARKETS DEBT FUND AND UBS EMERGING MARKETS EQUITY FUND

EMERGING MARKETS INVESTMENTS

The UBS Global Equity Fund and UBS International Equity Fund may each invest up to 15% of their total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The UBS Global Allocation Fund may invest up to 10% of its total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and up to 10% of its total assets in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The UBS Dynamic Alpha Fund may invest in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The UBS Emerging Markets Debt Fund and the UBS Emerging Markets Equity Fund may invest substantially all of their assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The UBS High Yield Fund may invest up to 25% of its total assets in securities of foreign issuers, which may include securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The UBS Absolute Return Bond Fund may invest in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The Series also may invest in debt securities of corporate issuers in developing countries. The UBS U.S. Bond Fund and the UBS Global Bond Fund may invest in debt securities of foreign issuers, which may include securities of issuers in emerging markets.

The Series' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

Except as noted, the Series' investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

The UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS U.S. Bond Fund, UBS Global Bond Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

The UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS U.S. Bond Fund, UBS Global Bond Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Series will acquire the Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy.

When the Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS U.S. Bond Fund, UBS Global Bond Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of its holdings.

The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

RISKS OF INVESTING IN EMERGING MARKETS

There are additional risks inherent in investing in less developed countries which are applicable to the UBS Global Allocation Fund, UBS Global Bond Fund, UBS Global Equity Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS International Equity Fund, UBS U.S. Bond Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund. The Series consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the principal trading market of the security is an emerging market; (ii) the primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or
(iii) at least 50% of the assets of the issuer are situated in emerging market countries.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Series expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

INVESTMENTS IN RUSSIAN SECURITIES

The UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Global Bond Fund, UBS U.S. Bond Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Series if the company deems a purchaser unsuitable, which may expose the Series to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

UBS GLOBAL ALLOCATION FUND -- ASSET ALLOCATION

As set forth in the Fund's Prospectus, under normal market conditions, the Fund expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Fund generally expects to allocate its assets among the various asset classes. The Fund may exceed these Strategy Ranges and may modify them in the future.

       ASSET CLASS                                        STRATEGY RANGES
       -----------                                        ---------------
       US Equities                                           10 to 70%
       Global (Ex-US) Equities                                0 to 52%
       Emerging Market Equities                               0 to 13%
       US Fixed Income                                        0 to 51%
       Global (Ex-US) Fixed Income                            0 to 39%
       High Yield Fixed Income                                0 to 13%
       Emerging Market Debt                                   0 to 12%
       Cash Equivalents                                       0 to 50%

REAL ESTATE EQUITY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (REITS) (UBS U.S. REAL ESTATE EQUITY FUND ONLY)

For purposes of UBS U.S. Real Estate Equity Fund's policy of investing at least 80% of its net assets, (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers, the Fund considers the security of a company to be a real estate equity security if at least 50% of the issuer's assets (marked-to-market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate investment trusts ("REITs") pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in the UBS U.S. Real Estate Equity Fund, by investing in REITs indirectly through the Series, will bear not only the shareholder's proportionate share of the expenses of the Series, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

SECONDARY RISKS

The principal risks of investing in each of the Funds is described in the "Principal Risks" section of the Prospectus. The secondary risks of investing in each of the Funds are described in Appendix B hereto.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Series without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Series' total assets will not be considered a violation. Each Fund (except for UBS International Equity Fund) may not:

(i) Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations (this limitation does not apply to the UBS U.S. Large Cap Equity Fund, UBS Global Bond Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund);

(ii) Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(iii) Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iv) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund, UBS Emerging Markets Equity Fund, UBS Absolute Return Bond Fund and UBS Dynamic Alpha Fund);

(v) Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and
        (c) to the extent the entry into a repurchase agreement is deemed to be a loan. With respect to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging

        Markets Debt Fund and UBS Emerging Markets Equity Fund, (A) for purposes of (b), the Funds' restriction provides for the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with each Fund's investment objectives and policies, and (B) each Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(vi) Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund);

(vii) Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies) (this limitation does not apply to UBS U.S. Real Estate Equity Fund); and

(viii) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund).

In addition, pursuant to a fundamental investment policy, the UBS U.S. Bond Fund, under normal circumstances, invests at least 65% of its total assets in investment grade US debt securities, with an initial maturity of more than one year.

UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may not:

(i) Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

(ii) Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares; and

(iii) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Act or any rule or order thereunder, or SEC staff interpretations thereof.

UBS International Equity Fund and UBS U.S. Large Cap Equity Fund may not:

        As to 75% of the total assets of the Fund, purchase the securities of any one issuer, other than securities issued by the US government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Fund would be invested in securities of such issuer;

The UBS Absolute Return Bond Fund and UBS Dynamic Alpha Fund may not:

        Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

UBS International Equity Fund may not:

(i) Invest in real estate or interests in real estate (this will not prevent the Fund from investing in publicly-held REITs or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

(ii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, the Fund may engage in forward foreign currency contracts for hedging and non-hedging purposes;

(iii) Make investments in securities for the purpose of exercising control over or management of the issuer;

(iv) Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

(v) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

(vi) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

(vii) Issue senior securities or borrow money in excess of 33 1/3% of the value of its total assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund's total assets;

(viii) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the US government, its agencies or instrumentalities, if immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund across several countries;

(ix) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

(x) Invest in securities of any open-end investment company, except that (i) the Fund may purchase securities of money market mutual funds, and (ii) in accordance with any exemptive order obtained from the SEC which permits investment by the Fund in other Series or other investment companies or series thereof advised by the Advisor. In addition, the Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

(xi) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Fund's Prospectus; and

(xii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. Each Trustee of the Trust is an Independent Trustee because he or she is not considered an "interested person" of the Trust under the 1940 Act. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. None of the Trustees is an "interested person" (as defined in the Investment Company Act) of the Trust. The Trustees may be referred to herein as "Independent Trustees."

                                      TERM OF
                                     OFFICE AND
                        POSITION(S)   LENGTH OF                             NUMBER OF PORTFOLIOS IN
  NAME, ADDRESS          HELD WITH      TIME      PRINICIPAL OCCUPATION(S)   FUND COMPLEX OVERSEEN    OTHER DIRECTIONSHIPS
     & AGE                 TRUST      SERVED(1)    DURING PAST 5 YEARS           BY TRUSTEE             HELD BY TRUSTEE
  -------------         -----------  -----------  ------------------------  ------------------------  --------------------
Walter E. Auch(2); 85   Trustee      Since 1994   Mr. Auch is retired       Mr. Auch is a trustee of  Mr. Auch is a
6001 N. 62nd Place                                (since 1986).             three investment          Trustee of Advisors
Paradise Valley,                                                            companies (consisting of  Series Trust (16
AZ 85253                                                                    54 portfolios) for which  portfolios); Smith
                                                                            UBS Global AM (Americas)  Barney Fund Complex
                                                                            or one of its affiliates  (12 portfolios);
                                                                            serves as investment      Nicholas Applegate
                                                                            advisor, sub-advisor or   Institutional Funds
                                                                            manager.                  (15 portfolios); and
                                                                                                      Chairman of the
                                                                                                      Board of Sound
                                                                                                      Surgical
                                                                                                      Technologies.

Frank K. Reilly(2); 70  Chairman     Since 1994   Mr. Reilly is a           Mr. Reilly is a director  Mr. Reilly is a
Mendoza College of      and Trustee               Professor at the          or trustee of four        Director of Discover
Business                                          University of Notre Dame  investment companies      Bank; Morgan Stanley
University of                                     since 1982.               (consisting of 55         Trust and FSB.
Notre Dame                                                                  portfolios) for which
Notre Dame,                                                                 UBS Global AM (Americas)
IN 46556-5649                                                               or one of its affiliates
                                                                            serves as investment
                                                                            advisor, sub-advisor or
                                                                            manager.

Edward M. Roob(2); 71   Trustee      Since 1994   Mr. Roob is retired       Mr. Roob is a director    None.
841 Woodbine Lane                                 (since 1993).             or trustee of four
Northbrook, IL 60002                                                        investment companies
                                                                            (consisting of 55
                                                                            portfolios) for which
                                                                            UBS Global AM (Americas)
                                                                            or one of its affiliates
                                                                            serves as investment
                                                                            advisor, sub-advisor or
                                                                            manager.

Adela Cepeda(2); 48     Trustee      Since 2004   Ms. Cepeda is founder     Ms. Cepeda is a director  Ms. Cepeda is
A.C. Advisory, Inc.                               and president of A.C.     or trustee of four        director of Lincoln
161 No. Clark Street                              Advisory, Inc. (since     investment companies      National Income
Suite 4975                                        1995).                    (consisting of 55         Fund, Inc. (since
Chicago, IL 60601                                                           portfolios) for which     1992) and MGI Funds
                                                                            UBS Global AM (Americas)  (7 portfolios)
                                                                            or one of its affiliates  (since 2005). She is
                                                                            serves as investment      also a director of
                                                                            advisor, sub-advisor or   Amalgamated Bank of
                                                                            manager.                  Chicago (since
                                                                                                      2003).

                                     TERM OF
                                    OFFICE AND
                       POSITION(S)   LENGTH OF                             NUMBER OF PORTFOLIOS IN
  NAME, ADDRESS         HELD WITH      TIME      PRINICIPAL OCCUPATION(S)   FUND COMPLEX OVERSEEN    OTHER DIRECTIONSHIPS
     & AGE                TRUST      SERVED(1)    DURING PAST 5 YEARS           BY TRUSTEE             HELD BY TRUSTEE
  -------------        -----------  -----------  ------------------------  ------------------------  --------------------
J. Mikesell Thomas(2); Trustee      Since 2004   Mr. Thomas is President   Mr. Thomas is a director  Mr. Thomas is a
55                                               and CEO of Federal Home   or trustee of four        director and
Federal Home Loan                                Loan Bank of Chicago      investment companies      chairman of the
Bank of Chicago                                  (since 2004). Mr. Thomas  (consisting of 55         Audit Committee for
111 East Wacker Drive                            was an independent        portfolios) for which     Evanston
Chicago, IL 60601                                financial advisor (2001   UBS Global AM (Americas)  Northwestern
                                                 to 2004). He was          or one of its affiliates  Healthcare.
                                                 managing director of      serves as investment
                                                 Lazard Freres & Co.       advisor, sub-advisor or
                                                 (1995 to 2001).           manager.

---------------
(1)  Each Trustee holds office for an indefinite term.
(2) Messrs. Auch, Reilly and Roob are also Independent Trustees of UBS Supplementary Trust and UBS Private Portfolios Trust, which are both investment companies advised by UBS Global AM (Americas) and are excluded from registration under the Investment Company Act in reliance on the exemptions afforded by Section 3(c)(7) of the Investment Company Act. Ms. Cepeda and Mr. Thomas are also Independent Trustees of UBS Private Portfolios Trust.

                                             TERM OF OFFICE+
  NAME, ADDRESS        POSITION(S) HELD       AND LENGTH OF              PRINICIPAL OCCUPATION(S)
    AND AGE               WITH TRUST           TIME SERVED                 DURING PAST 5 YEARS
  -------------        ----------------      ----------------            ------------------------
Joseph J. Allessie*    Vice President        Since 2005            Mr. Allessie is director and deputy
Age: 40                and Assistant                               general counsel at UBS Global AM (US)
                       Secretary                                   and UBS Global AM (Americas)
                                                                   (collectively, "UBS Global AM --
                                                                   Americas region) (since 2005). Prior
                                                                   to joining UBS Global AM -- Americas
                                                                   region, he was senior vice president
                                                                   and general counsel of Kenmar Advisory
                                                                   Corp. (from 2004 to 2005). Prior to
                                                                   that Mr. Allessie was general counsel
                                                                   and secretary of GAM USA Inc., GAM
                                                                   Investments, GAM Services, GAM Funds,
                                                                   Inc. and the GAM Avalon Funds (from
                                                                   1999 to 2004). Mr. Allessie is a vice
                                                                   president and assistant secretary of
                                                                   20 investment companies (consisting of
                                                                   90 portfolios) for which UBS Global AM
                                                                   -- Americas region or one of its
                                                                   affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

W. Douglas Beck*       President             Since 2005            Mr. Beck is an executive director and
Age: 39                                                            head of product development and
                                                                   management for UBS Global AM --
                                                                   Americas region (since 2002). From
                                                                   March 1998 to November 2002, he held
                                                                   various positions at Merrill Lynch,
                                                                   the most recent being first vice
                                                                   president and co-manager of the
                                                                   managed solutions group. Mr. Beck is
                                                                   president of 20 investment companies
                                                                   (consisting of 90 portfolios) for
                                                                   which UBS Global AM -- Americas region
                                                                   or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or
                                                                   manager and vice president of such
                                                                   investment companies from 2003 to
                                                                   2005.

Rose Ann Bubloski*     Vice President        Since 2004            Ms. Bubloski is an associate director
Age: 38                and Assistant                               and a senior manager of the mutual
                       Treasurer                                   fund finance department of UBS Global
                                                                   AM -- Americas region. Ms. Bubloski is
                                                                   vice president and assistant treasurer
                                                                   of four investment companies
                                                                   (consisting of 55 portfolios) for
                                                                   which UBS Global AM -- Americas region
                                                                   or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or
                                                                   manager.

                                             TERM OF OFFICE+
  NAME, ADDRESS        POSITION(S) HELD       AND LENGTH OF              PRINICIPAL OCCUPATION(S)
    AND AGE               WITH TRUST           TIME SERVED                 DURING PAST 5 YEARS
  -------------        ----------------      ----------------            ------------------------
Thomas Disbrow*        Vice President        Since 2000 and        Mr. Disbrow is a director, head of
Age: 40                and Assistant         2004,                 retail mutual fund operations and
                       Treasurer             respectively          co-head of the mutual fund finance
                                                                   department of UBS Global AM --
                                                                   Americas region. Mr. Disbrow is vice
                                                                   president and treasurer of 16
                                                                   investment companies (consisting of 35
                                                                   portfolios) and vice president and
                                                                   assistant treasurer of four investment
                                                                   companies (consisting of 55
                                                                   portfolios) for which UBS Global AM --
                                                                   Americas region or one of its
                                                                   affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Mark F. Kemper**       Vice President        Since 1999 and        Mr. Kemper is general counsel of UBS
Age: 48                and Secretary         2004,                 Global AM -- Americas region (since
                                             respectively          July 2004). Mr. Kemper is also a
                                                                   managing director of UBS Global AM --
                                                                   Americas region. He was deputy general
                                                                   counsel of UBS Global AM (Americas)
                                                                   from July 2001 to July 2004. He has
                                                                   been secretary of UBS Global AM --
                                                                   Americas region since 1999 and
                                                                   assistant secretary of UBS Global
                                                                   Asset Management Trust Company since
                                                                   1993. Mr. Kemper is secretary of UBS
                                                                   Global AM -- Americas region (since
                                                                   2004). Mr. Kemper is vice president
                                                                   and secretary of 20 investment
                                                                   companies (consisting of 90
                                                                   portfolios) for which UBS Global AM --
                                                                   Americas region or one of its
                                                                   affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Tammie Lee*            Vice President        Since 2005            Ms. Lee is a director and associate
Age: 35                and Assistant                               general counsel of UBS Global AM --
                       Secretary                                   Americas region (since November 2005).
                                                                   Prior to joining UBS Global AM --
                                                                   Americas region, she was vice
                                                                   president and counsel at Deutsche
                                                                   Asset Management/Scudder Investments
                                                                   from April 2003 to October 2005. Prior
                                                                   to that she was assistant vice
                                                                   president and counsel at Deutsche
                                                                   Asset Management/Scudder Investments
                                                                   from July 2000 to March 2003. Prior to
                                                                   joining Deutsche Asset
                                                                   Management/Scudder Investments, she
                                                                   was assistant counsel at First
                                                                   Investors Corporation from August 1996
                                                                   to June 2000. Ms. Lee is a vice
                                                                   president and assistant secretary of
                                                                   20 investment companies (consisting of
                                                                   90 portfolios) for which UBS Global AM
                                                                   -- Americas region or one of its
                                                                   affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

                                             TERM OF OFFICE+
  NAME, ADDRESS        POSITION(S) HELD       AND LENGTH OF              PRINICIPAL OCCUPATION(S)
    AND AGE               WITH TRUST           TIME SERVED                 DURING PAST 5 YEARS
  -------------        ----------------      ----------------            ------------------------
Joseph T. Malone*      Vice President,       Since 2001 (Vice      Mr. Malone is a director and co-head
Age: 38                Treasurer and         President) and        of the mutual fund finance department
                       Principal             Since 2004            of UBS Global AM -- Americas region.
                       Accounting            (Treasurer and        From August 2000 through June 2001, he
                       Officer               Principal             was controller at AEA Investors Inc.
                                             Accounting            Mr. Malone is the vice president and
                                             Officer)              assistant treasurer of 16 investment
                                                                   companies (consisting of 35
                                                                   portfolios) and vice president,
                                                                   treasurer and principal accounting
                                                                   officer of four investment companies
                                                                   (consisting of 55 portfolios) for
                                                                   which UBS Global AM -- Americas region
                                                                   or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or
                                                                   manager.

Joseph McGill*         Vice President        Since 2004            Mr. McGill is managing director and
Age: 43                and Chief                                   chief compliance officer at UBS Global
                       Compliance                                  AM -- Americas region (since 2003).
                       Officer                                     Prior to joining UBS Global AM --
                                                                   Americas region, he was assistant
                                                                   general counsel at J.P. Morgan
                                                                   Investment Management (from 1999 to
                                                                   2003). Mr. McGill is a vice president
                                                                   and chief compliance officer for 20
                                                                   investment companies (consisting of 90
                                                                   portfolios) for which UBS Global AM --
                                                                   Americas region or one of its
                                                                   affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Eric Sanders*          Vice President        Since 2005            Mr. Sanders is a director and
Age: 40                and Assistant                               associate general counsel of UBS
                       Secretary                                   Global AM -- Americas region (since
                                                                   July 2005). From 1996 until June 2005,
                                                                   he held various positions at Fred
                                                                   Alger & Company, Incorporated, the
                                                                   most recent being assistant vice
                                                                   president and associate general
                                                                   counsel. Mr. Sanders is a vice
                                                                   president and assistant secretary of
                                                                   20 investment companies (consisting of
                                                                   90 portfolios) for which UBS Global AM
                                                                   -- Americas region or one of its
                                                                   affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

                                             TERM OF OFFICE+
  NAME, ADDRESS        POSITION(S) HELD       AND LENGTH OF              PRINICIPAL OCCUPATION(S)
    AND AGE               WITH TRUST           TIME SERVED                 DURING PAST 5 YEARS
  -------------        ----------------      ----------------            ------------------------
Keith A. Weller*       Vice President        Since 2004            Mr. Weller is executive director and
Age: 44                and Assistant                               senior associate general counsel of
                       Secretary                                   UBS Global AM -- Americas region. Mr.
                                                                   Weller is a vice president and
                                                                   assistant secretary of 20 investment
                                                                   companies (consisting of 90
                                                                   portfolios) for which UBS Global AM --
                                                                   Americas region or one of its
                                                                   affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

-------------
*    This person's business address is 51 West 52nd Street, New York, NY
     10019-6114.
**   This person's business address is One North Wacker Drive, Chicago, IL
     60606.
+ Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY UBS GLOBAL AM (AMERICAS) OR UBS GLOBAL AM (US) OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM (AMERICAS) OR UBS GLOBAL AM (US)

As of December 31, 2004, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                         ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                                         BY TRUSTEE FOR WHICH UBS GLOBAL AM (AMERICAS)
                                     DOLLAR RANGE OF EQUITY              OR AN AFFILIATE SERVES AS INVESTMENT ADVISOR,
INDEPENDENT TRUSTEES                SECURITIES IN THE TRUST+                         SUB-ADVISOR OR MANAGER+
--------------------                ------------------------            ----------------------------------------------
Walter E. Auch                  UBS U.S. Large Cap Equity Fund --                        $50,001 - $100,000
                                $50,001 - $100,000

Frank K. Reilly                 UBS Global Allocation Fund --                               over $100,000
                                over $100,000;
                                UBS U.S. Small Cap Growth Fund --
                                $10,001 - $50,000

Edward M. Roob                  UBS Global Allocation Fund --                               over $100,000
                                over $100,000

Adela Cepeda                    None                                                       $10,001 - $50,000

J. Mikesell Thomas              None                                                             None

----------
+ Information regarding ownership is as of December 31, 2004.

NOTE REGARDING RANGES: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 -
$100,000; or (v) over $100,000.

COMPENSATION TABLE

                                    TRUSTEES

                                           ANNUAL          PENSION OR RETIREMENT       TOTAL COMPENSATION FROM
                                          AGGREGATE           BENEFITS ACCRUED              THE TRUST AND
                                         COMPENSATION            AS PART OF                  FUND COMPLEX
     NAME AND POSITION HELD            FROM THE TRUST(1)       FUND EXPENSES              PAID TO TRUSTEES(2)
     ----------------------            -----------------   ---------------------       -----------------------
     Walter E. Auch, Trustee             $   23,469                N/A                        $   65,050
     Frank K. Reilly, Trustee            $   22,310                N/A                        $   64,500
     Edward M. Roob, Trustee             $   22,310                N/A                        $   64,500
     Adela Cepeda, Trustee               $   23,678                N/A                        $   63,050
     J. Mikesell Thomas, Trustee         $   24,177                N/A                        $   65,050

----------
(1) Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2005.
(2) This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of three (with regard to Mr. Auch, Ms. Cepeda and Mr. Thomas) and four (with regard to Messrs. Reilly and Roob) other investment companies managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2005.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives, in the aggregate from the UBS Global AM family of funds for his or her service to four registered investment companies (three with respect to Mr. Auch) and two unregistered investment companies (one with respect to Ms. Cepeda and Mr. Thomas) managed by UBS Global AM (Americas), an annual retainer of $40,000 for serving as a Board member, a $5,000 retainer for serving as an Audit Committee member, and a $5,000 retainer for serving as a Nominating, Compensation and Governance Committee member. In addition, the chairman of the Board, for serving as chairman of the Board, and the chairman of the Audit Committee, for serving as chairman of the Audit Committee, receive, in the aggregate from the UBS Global AM family of funds for his or her service to four registered investment companies and two unregistered investment companies managed by UBS Global AM (Americas), an annual retainer of $10,000 and $5,000, respectively. The foregoing fees will be allocated among all such funds as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expenses divided by number of funds). Each Independent Trustee will receive $300 per Fund for each regular Board meeting (and each in-person special meeting) actually attended from the Trust. In addition, each Independent Trustee will receive $200 and $100, respectively, for each Audit Committee meeting and Nominating Committee meeting actually attended from the Trust. The Trust reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Each Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended June 30, 2005.

Each Trustee sits on the Trust's Nominating, Compensation and Governance Committee (the "Nominating Committee"), which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating, Compensation and Governance Committee met twice during the fiscal year ended June 30, 2005. There is no separate Investment Committee. Items pertaining to these matters are submitted to the full Board.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 3, 2005, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

As of October 3, 2005, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class A, Class B, Class C and/or Class Y shares of one or more Series as set forth below:

         FUND                                  NAME & ADDRESS*                           PERCENT HELD
         ----                                  ---------------                           ------------
         UBS Absolute Return Bond              UBS Financial Services Inc.                   6.92%
         Fund -- Class Y                       FBO Maxxam Inc.
                                               Banco Nacional De Angola                     90.23%
         UBS Dynamic Alpha Fund --             UBS Financial Services Inc.                   6.34%
         Class Y                               FBO Maxxam Inc.
                                               UBS Financial Services Inc.                   6.34%
                                               FBO Richard K. Mueller
                                               UBS Financial Services Inc.                   6.65%
                                               FBO Timothy R. Mullen
                                               UBS Financial Services Inc.                   6.92%
                                               FBO Edward D. Edwards
                                               UBS Financial Services Inc.                   7.10%
                                               FBO Dennis N. Marks &
                                               Nancy S. Marks Ttee of the Marks
                                               Family TR DTD 9/15/96
                                               UBS Financial Services Inc.                  10.43%
                                               FBO Holder Construction Group, LLC
                                               UBS Financial Services Inc.                  13.26%
                                               FBO John William Green IV
                                               Northern Trust Company as Trustee            14.29%
                                               FBO UBS Financial Services 401K PL
                                               Brown Brothers Harriman & Co                 16.83%
                                               CUST FBO
         UBS Global Allocation Fund --         IMS & Co                                      6.55%
         Class Y                               For the exclusive benefit of
                                               Customers FBO Various Customers
                                               State Street Bank & Trust Co Ttee             6.71%
                                               the UBS Savings and Investment Plan

         FUND                                 NAME & ADDRESS*                            PERCENT HELD
         ----                                 ---------------                            ------------
                                              Fiserv Securities, Inc.                        7.38%
                                              FAO Attn: Mutual Funds
                                              Wilmington Trust Co Ttee                       8.55%
                                              Brinson Partners Inc Supp
                                              Inc Comp PL UA 2/20/97
                                              Bank of New York Ttee                          9.40%
                                              For the Supervalue 401(k) Trust
                                              Northern Trust Company as Trustee             19.13%
                                              FBO UBS Financial Services 401K PL
         UBS Global Bond Fund --              UBS Financial Services Inc.                    5.64%
         Class A                              FBO Busch Inc
         UBS Global Bond Fund --              UBS Financial Services Inc.                   12.18%
         Class B                              FBO William H. Coleman II
                                              UBS Financial Services Inc Cust                6.52%
                                              Michael K. Williams Rollover IRA
                                              Phyllis B. Goldstein                          10.68%
         UBS Global Bond Fund --              LPL Financial Services                         8.83%
         Class C
                                              UBS Financial Services Inc.                    9.78%
                                              FBO D. Oliver Hawes
                                              UBS Financial Services Inc. FBO                5.91%
                                              Charles H. Hawes
                                              UBS Financial Services Inc. FBO                7.33%
                                              Alexander B. Hawes Ttee Harriet
                                              H. Savage Ttee Matthew A. Hawes
         UBS Global Bond Fund --              IMS & Co                                      24.04%
         Class Y                              For the exclusive benefit of
                                              Customers FBO Various Customers
                                              State Street Bank & Trust Co Ttee             26.48%
                                              the UBS Savings and Investment Plan
                                              Fiserv Securities, Inc.                        9.52%
         UBS Global Equity Fund --            IMS & Co For the exclusive benefit            32.01%
         Class Y                              of Customers FBO Various Customers
                                              Wilmington Trust Co Ttee                      11.95%
                                              Brinson Partners Inc Supp Inc
                                              Comp PL UA 2/20/97
                                              State Street Bank & Trust Co Ttee             14.75%
                                              the UBS Savings and Investment Plan
         UBS High Yield Fund --               NFS LLC                                        5.48%
         Class A                              CMG High Yield Master Fund, A SE
                                              CMG High Yield Master Fund A
         UBS High Yield Fund --               Morgan Stanley DW Inc Cust for                 6.68%
         Class B                              Edward C. McComb
                                              UBS Financial Services Inc. FBO                6.25%
                                              Marjorie A. Nooteboom
         UBS High Yield Fund --               UBS Omnibus Reinvest Account                  42.58%
         Class Y                              UBST-30-A

         FUND                                 NAME & ADDRESS*                            PERCENT HELD
         ----                                 ---------------                            ------------
                                              Northern Trust Company as                      5.16%
                                              Trustee FBO UBS Financial
                                              Services 401K PL
                                              IMS & Co                                       9.64%
                                              For the exclusive benefit of
                                              Customers FBO Various Customers
         UBS International Equity Fund --     RBC Dain Rauscher Custodian                    8.26%
         Class B                              Lynn Houck IRA
                                              UBS Financial Services Inc.                   14.38%
                                              FBO David M. Cooover Jr Ttee
                                              FBO Charlotte T. Groner
         UBS International Equity Fund --     UBS Financial Services Inc.                    5.45%
         Class C                              FBO Mary Maloney
                                              UBS Financial Services Inc.                    6.23%
                                              FBO Dorothy L. Quade
                                              Kurt W. Quade & Mark Quade
                                              Quade Rev Trust DTD 12/14/0
                                              UBS Financial Services Inc. FBO                6.46%
                                              Barry J. Galt
                                              Kathryn M. Galt Com Prop
                                              UBS Financial Services Inc. CUST               8.58%
                                              Annex Mfg Corp Defined Benefit
                                              Plan 1/1/87 Rollover Acct
                                              UBS Financial Services Inc.                    9.07%
                                              FBO George M. Testerman, Jr. MD
         UBS International Equity Fund --     IMS & Co                                       7.97%
         Class Y                              For the exclusive benefit of
                                              Customers FBO Various Customers
                                              T. Rowe Price Retirement Plan                 12.20%
                                              Services Inc FBO Retirement Plan
                                              Clients
                                              Ameriprise Trust Company                      18.58%
                                              FBO Ameriprise Retirement
                                              Services Plan C/O Pat Brown
                                              State Street Bank & Trust Co Ttee             26.20%
                                              the UBS Savings and Investment Plan
         UBS U.S. Bond Fund --                Bank of America N.A.                          15.11%
         Class A                              Custodian St.
                                              MFS Heritage Company Trustee                  13.17%
                                              Delaware North Co Inc
                                              401(K) Plan Attn Eileen Morgan
                                              Bank of America N.A.                           8.80%
                                              Trustee St.
                                              Charles Schwab & Co Inc                        6.53%
                                              Attn Mutual Funds
                                              Patterson & Co                                 6.49%
                                              Anesthesia Assoc New Haven
                                              Charles Schwab & Co Inc                        5.45%
                                              Attn Mutual Funds

         FUND                                 NAME & ADDRESS*                            PERCENT HELD
         ----                                 ---------------                            ------------
         UBS U.S. Bond Fund --                UBS Financial Services Inc. CUST               5.16%
         Class B                              Bruce A. Macphetres Access US Trust
                                              UBS Financial Services Inc. FBO                5.05%
                                              Douglas J. Theno & Margie Theno
                                              Revocable Living Trust Margie
                                              Theno Ttees
         UBS U.S. Bond Fund --                First Clearing, LLC James W.                   8.38%
         Class C                              Wiggins (IRA) FCC As Custodian
                                              UBS Financial Services Inc. FBO                5.94%
                                              Jerry Wayne Mills
         UBS U.S. Bond Fund --                State Street Bank & Trust Co Ttee             29.81%
         Class Y                              the UBS Savings and Investment Plan
                                              Maureen Wolfson Ttee                           6.65%
                                              Equit Life Sep Acct 65
                                              On Behalf of Var 401K Plans
                                              IMS & Co For the exclusive benefit            28.96%
                                              of Customers FBO Various Customers
         UBS U.S. Large Cap Equity            Charles Schwab & Co Inc                        6.64%
         Fund -- Class A
                                              DCGT as Ttee and/or Cust                       8.07%
                                              FBO Principal Financial Group
                                              Omnibus Qualified
                                              ONEDUN First American Bank                    27.34%
         UBS U.S. Large Cap Equity            UBS Financial Services Inc. CUST               7.84%
         Fund -- Class B                      Edmond J. Dilworth Jr Traditional IRA
                                              UBS Financial Services Inc.                    5.63%
                                              FBO Jean L. Blackman &
                                              Allan F. Blackman Ttees
                                              U/T/I Settlor
                                              UBS Financial Services Inc.                    7.15%
                                              FBO Joan B. Schaeffer and
                                              Alfred B. Schaeffer Ttees FBO Joan
                                              Trust DTD 6-19-82
         UBS U.S. Large Cap Equity            UBS Financial Services Inc. CUST               8.34%
         Fund -- Class C                      Charles D. Barnes UBS IRA
                                              UBS Financial Services Inc. FBO               10.25%
                                              Meridian Commercial LP
         UBS U.S. Large Cap Equity            Ameriprise Trust Company                       6.18%
         Fund -- Class Y                      FBO Ameriprise Retirement
                                              Services Plan C/O Pat Brown
                                              ONEDUN First American Bank                     6.24%
                                              IMS & Co                                      10.42%
                                              For the exclusive benefit of
                                              Customers FBO Various Customers
                                              JP Morgan Chase CUST                          16.24%
                                              FBO Pearson Retirement Plan
                                              C/O JP Morgan RPS
                                              State Street Bank & Trust Co Ttee             16.39%
                                              the UBS Savings and Investment Plan
                                              John Hancock Life Insurance Co USA            18.91%

         FUND                                 NAME & ADDRESS*                            PERCENT HELD
         ----                                 ---------------                            ------------
         UBS U.S. Large Cap Growth            UBS Financial Services Inc.                   19.75%
         Fund -- Class A                      FBO Joseph F. Scoby &
                                              Jeanne J. Scoby JTWROS
                                              UBS Financial Services Inc. FBO                8.19%
                                              George Arzt Ann Weisbrod JT Ten
         UBS U.S. Large Cap Growth            UBS Financial Services Inc. FBO               19.64%
         Fund -- Class B                      Parabliss Ltd C/O Alfredo Nieto
                                              UBS Financial Services Inc. FBO                5.91%
                                              James E. & Sidney C. Vance JTTEN
                                              UBS Financial Services Inc.                    8.10%
                                              FBO Andrew Parker
                                              UBS Financial Services Inc. FBO                5.06%
                                              Wilfred A. Wells Ttee FBO
                                              Wilfred A Wells Revocable
                                              Trust DTD 7-2-92
                                              UBS Financial Services Inc.                    5.67%
                                              FBO David W. Brady Jr
         UBS U.S. Large Cap Growth            UBS Financial Services Inc.                   11.36%
         Fund -- Class C                      FBO J. Philip Hazelrig
                                              UBS Financial Services Inc.                   17.44%
                                              FBO Nancy Works Revocable Trust
                                              U/A DTD Jan 4, 2001
                                              UBS Financial Services Inc.                    9.55%
                                              FBO Martha Suzanne Brignac Bell
         UBS U.S. Large Cap Growth            Northern Trust Company as Trustee             44.80%
         Fund -- Class Y                      FBO UBS Financial Services 401K PL
                                              Wilmington Trust Company FBO                  13.65%
                                              Brinson Partners Inc DEF Comp Plan
                                              AC 47387-4 C/O Mutual Funds
                                              UBS Financial Services Inc.                   29.78%
                                              CUST Howard, Smith & Levin
                                              Savings & Profit Sharing Plan
         UBS U.S. Large Cap Value             JP Morgan Chase Bank as Ttee                   7.57%
         Equity Fund -- Class Y               FBO Cushman & Wakefield 401K
                                              Retirement Savings Plan for
                                              Building Employees C/O JP Morgan
                                              RPS MGMT RPTG Team
                                              Wilmington Trust Co FBO                       15.40%
                                              Brinson Partners INC Supp Incent
                                              Comp Plan A/C 47386-5
                                              C/O Mutual Funds
                                              Northern Trust Company as Trustee             23.30%
                                              FBO UBS Financial Services 401K PL
                                              JP Morgan Chase Bank as Ttee FBO              24.69%
                                              Cushman & Wakefield 401K Pay
                                              Conversion Plan GMT RPTG Team

         FUND                                 NAME & ADDRESS*                            PERCENT HELD
         ----                                 ---------------                            ------------
         UBS U.S. Small Cap Growth            Nationwide Insurance Company                   8.11%
         Fund -- Class A                      Trust C/O IPO Portfolio Accounting
                                              Relistar Service Corporation                   9.96%
                                              Attn Fund Operations
                                              Fidelity Invest Inst Operations Co            11.45%
                                              INC AGNT Certain Employee Benefit
                                              Plans Fidelity Invest- Financial Oper
                                              Merrill Lynch Pierce Fenner &                 17.26%
                                              Smith for the sole benefit of its
                                              customers attn: service team
                                              Relistar Service Corporation                   5.60%
                                              Attn Fund Operations
                                              Wells Fargo Bank West NA Ttee                  6.48%
                                              FBO Various FASCORP
                                              Recordkept Plans C/O FASCORP
                                              Wells Fargo Bank NA FBO                        7.78%
                                              Retirement Plan Services
         UBS U.S. Small Cap Growth            UBS Financial Services Inc.                    5.06%
         Fund -- Class B                      FBO David M. Reed Jr and
                                              Randy F. Reed JTWROS
         UBS U.S. Small Cap Growth            State Street Bank & Trust Co Ttee              5.42%
         Fund -- Class Y                      the UBS Savings and Investment Plan
                                              Wells Fargo Bank NA FBO                        5.80%
                                              Retirement Plan Services
                                              Mastercard State Street bank as                8.49%
                                              Trustee Citistreet as plan Administrator
                                              JP Morgan Chase Bank as Ttee                  11.72%
                                              FBO El Paso Corporation RSP
                                              C/O JP Morgan RSP MGMT Team
                                              UBS Omnibus Reinvest Account                  13.01%
                                              Charles Schwab & Co Inc                       13.34%
                                              Attn Mutual Funds

----------
*    The shareholders listed may be contacted c/o UBS Global Asset Management
     (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

As of October 1, 2005, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular Fund.

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS

ADVISOR

UBS Global Asset Management (Americas) Inc., with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately $61.6 billion, as of June 30, 2005, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $535.3 billion in assets under management as of June 30, 2005.

The Advisor also serves as the investment advisor or sub-advisor to twenty-two other investment companies: The Park Avenue Portfolio -- The Guardian UBS Large Cap Value Fund, The Park Avenue Portfolio -- The Guardian UBS Small Cap Value Fund, The Guardian Variable Contracts Fund, Inc. -- The Guardian UBS VC Large Cap Value Fund, The Guardian Variable Contracts Fund, Inc. -- The Guardian UBS VC Small Cap Value Fund, John Hancock Trust -- Global Allocation Trust, John Hancock Trust -- Large Cap Trust, John Hancock Funds II -- Large Cap Fund, J.P. Morgan Fleming Series Trust -- JPMorgan Multi-Manager Small Cap Growth Fund, Principal Investors Fund, Inc. -- Partners SmallCap Growth Fund II, Principal Investors Fund, Inc. -- Partners LargeCap Value Fund I, Principal Variable Contracts Fund, Inc. -- SmallCap Growth Account, AXP Strategy Series Inc. -- RiverSource Small Cap Growth Fund, Lincoln Variable Insurance Products Trust -- Global Asset Allocation Fund, ING UBS U.S. Allocation Portfolio, ING UBS U.S. Large Cap Equity Portfolio, BB&T International Equity Fund, TA IDEX UBS Large Cap Value, AXA Enterprise Growth and Income Fund, EQ/UBS Growth and Income Portfolio, UBS Relationship Funds, Fort Dearborn Income Securities, Inc. and SMA Relationship Trust.

Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates according to the following fee schedule:

FUND                                               ASSETS UNDER MANAGEMENT                     FEE
----                                        -------------------------------------             -----
UBS U.S. Large Cap Value Equity Fund        $0 - $500 million                                  0.70%
                                            On the next $500 million - $1 billion              0.65%
                                            On the next $1 billion - $1.5 billion              0.60%
                                            On the next $1.5 billion - $2 billion             0.575%
                                            Above $2 billion                                   0.55%
UBS U.S. Small Cap Equity Fund              N/A                                                1.00%
UBS U.S. Real Estate Equity Fund            N/A                                                0.90%
UBS Global Bond Fund                        $0 - $500 million                                  0.75%
                                            On the next $500 million - $1 billion              0.70%
                                            On the next $1 billion - $1.5 billion              0.65%
                                            On the next $1.5 billion - $2 billion              0.60%
                                            Above $2 billion                                   0.55%

FUND                                               ASSETS UNDER MANAGEMENT                     FEE
----                                        -------------------------------------             -----
UBS U.S. Large Cap Equity Fund              $0 - $500 million                                  0.70%
                                            On the next $500 million - $1 billion              0.65%
                                            On the next $1 billion - $1.5 billion              0.60%
                                            On the next $1.5 billion - $2 billion             0.575%
                                            Above $2 billion                                   0.55%
UBS U.S. Large Cap Growth Fund              $0 - $500 million                                  0.70%
                                            On the next $500 million - $1 billion              0.65%
                                            On the next $1 billion - $1.5 billion              0.60%
                                            On the next $1.5 billion - $2 billion             0.575%
                                            Above $2 billion                                   0.55%
UBS U.S. Small Cap Growth Fund              $0 - $1 billion                                    0.85%
                                            Above $1 billion                                  0.825%
UBS U.S. Bond Fund                          $0 - $500 million                                  0.50%
                                            On the next $500 million - $1 billion             0.475%
                                            On the next $1 billion - $1.5 billion              0.45%
                                            On the next $1.5 billion - $2 billion             0.425%
                                            Above $2 billion                                   0.40%
UBS High Yield Fund                         $0 - $500 million                                  0.60%
                                            On the next $500 million - $1 billion              0.55%
                                            Above $1 billion                                  0.525%
UBS Absolute Return Bond Fund               $0 - $500 million                                  0.55%
                                            On the next $500 million - $1 billion              0.50%
                                            On the next $1 billion - $1.5 billion             0.475%
                                            On the next $1.5 billion - $2 billion              0.45%
                                            Above $2 billion                                  0.425%
UBS Dynamic Alpha Fund                      $0 - $500 million                                  0.85%
                                            On the next $500 million - $1 billion              0.80%
                                            On the next $1 billion - $1.5 billion              0.75%
                                            On the next $1.5 billion - $2 billion             0.725%
                                            Above $2 billion                                   0.70%
UBS Emerging Markets Debt Fund              N/A                                                0.65%
UBS Emerging Markets Equity Fund            N/A                                                1.10%
UBS Global Allocation Fund                  $0 - $500 million                                  0.80%
                                            On the next $500 million - $1 billion              0.75%
                                            On the next $1 billion - $1.5 billion              0.70%
                                            On the next $1.5 billion - $2 billion             0.675%
                                            On the next $2 billion - $3 billion                0.65%
                                            Above $3 billion                                   0.63%
UBS International Equity Fund               $0 - $500 million                                  0.80%
                                            On the next $500 million - $1 billion              0.75%
                                            On the next $1 billion - $1.5 billion              0.70%
                                            On the next $1.5 billion - $2 billion             0.675%
                                            Above $2 billion                                   0.65%
UBS Global Equity Fund                      $0 - $250 million                                  0.75%
                                            On the next $250 million - $500 million            0.70%
                                            On the next $500 million - $1 billion              0.68%
                                            Above $1 billion                                   0.65%

Each Fund (other than UBS International Equity Fund and UBS Global Allocation
Fund) is subject to a one-year contractual expense limit at the following rates of the respective Fund's average daily net assets, excluding any 12b-1 Plan fees: 1.00% for the UBS Global Equity Fund; 0.90% for the UBS Global Bond Fund; 1.05% for the UBS U.S. Large Cap Equity Fund; 0.80% for the UBS U.S. Large Cap Growth Fund; 1.03% for the UBS U.S. Small Cap Growth Fund; 0.60% for the UBS U.S. Bond Fund; 0.95% for the UBS High Yield Fund; 0.85% for the UBS U.S. Large Cap Value Equity Fund and UBS Absolute Return Bond Fund; 1.15% for the UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund; 1.05% for the UBS U.S. Real Estate Equity Fund; 1.10% for the UBS Dynamic Alpha Fund and 1.60% for the UBS Emerging Markets Equity Fund. The contractual fee waiver and/or expense reimbursement agreements will remain in place for the Funds' fiscal year ending June 30, 2006. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreements also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

With regard to UBS International Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expenses to the extent that the total operating expenses (excluding 12b-1 fees) exceed 1.00% of the Fund's average daily net assets.

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Advisory fees accrued for the periods indicated below were as follows:

A. FISCAL YEAR ENDED JUNE 30, 2005

                                       GROSS ADVISORY       NET ADVISORY FEES         FUND EXPENSES
                                        FEES EARNED               PAID              WAIVED/REIMBURSED
FUND*                                    BY ADVISOR         AFTER FEE WAIVER           BY ADVISOR
-----                                  --------------       ----------------        -----------------
UBS Global Allocation Fund             $    17,557,547       $     17,557,547       $                0
UBS Global Equity Fund                       3,265,839              2,632,363                  633,476
UBS Global Bond Fund                           521,125                327,506                  193,619
UBS U.S. Large Cap Equity Fund*              1,457,582              1,457,582                        0
UBS U.S. Large Cap Value Equity Fund*          988,789                555,909                  432,880
UBS U.S. Large Cap Growth Fund                  44,814                      0                  139,191
UBS U.S. Small Cap Growth Fund               1,788,428              1,316,135                  472,293
UBS U.S. Bond Fund                             664,956                373,201                  291,755
UBS High Yield Fund                            853,068                776,102                   76,966
UBS Absolute Return Bond Fund                  102,110                 45,750                   56,360
UBS Dynamic Alpha Fund                       2,027,422              2,026,765                      657
UBS International Equity Fund                  968,941                717,186                  251,755

----------
* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time period indicated. Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

B. FISCAL YEAR ENDED JUNE 30, 2004

                                       GROSS ADVISORY       NET ADVISORY FEES         FUND EXPENSES
                                        FEES EARNED               PAID              WAIVED/REIMBURSED
FUND*                                    BY ADVISOR         AFTER FEE WAIVER           BY ADVISOR
-----                                  --------------       -----------------       -----------------
UBS Global Allocation Fund             $     9,413,003       $      9,413,003       $                0
UBS Global Equity Fund                       3,512,624              2,590,999                  921,625
UBS Global Bond Fund                           430,799                227,662                  203,137
UBS U.S. Large Cap Equity Fund*                958,052                954,624                    3,428
UBS U.S. Large Cap Value Equity Fund*          700,415                355,638                  344,777
UBS U.S. Large Cap Growth Fund                  37,831                      0                   92,288
UBS U.S. Small Cap Growth Fund               1,213,928                899,998                  313,930
UBS U.S. Bond Fund                             597,411                336,398                  261,013
UBS High Yield Fund                          1,029,782                912,614                  117,168
UBS International Equity Fund                  767,619                516,566                  251,053

----------
* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time period indicated. Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

C. FISCAL YEAR ENDED JUNE 30, 2003

                                       GROSS ADVISORY       NET ADVISORY FEES         FUND EXPENSES
                                        FEES EARNED               PAID              WAIVED/REIMBURSED
FUND*                                    BY ADVISOR         AFTER FEE WAIVER           BY ADVISOR
-----                                  --------------       -----------------       -----------------
UBS Global Allocation Fund             $     1,904,093       $      1,893,790       $           10,303
UBS Global Equity Fund                       1,209,097                916,585                  292,512
UBS Global Bond Fund                           320,858                146,386                  174,472
UBS U.S. Large Cap Equity Fund*                639,283                416,651                  222,632
UBS U.S. Large Cap Value Equity Fund*           43,630                      0                  105,155
UBS U.S. Large Cap Growth Fund                  24,553                      0                  101,307
UBS U.S. Small Cap Growth Fund                 372,057                246,184                  125,873
UBS U.S. Bond Fund                             494,439                308,986                  185,453
UBS High Yield Fund                            969,141                414,275                  554,866
UBS International Equity Fund                  697,060                513,674                  183,386

----------
* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time period indicated. Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

PORTFOLIO MANAGERS. Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2005:

                                                    REGISTERED                   OTHER POOLED
                                               INVESTMENT COMPANIES           INVESTMENT VEHICLES            OTHER ACCOUNTS
                                               --------------------           -------------------            --------------
                                                             ASSETS                         ASSETS                        ASSETS
                                                             MANAGED                        MANAGED                       MANAGED
PORTFOLIO MANAGER (FUNDS MANAGED)             NUMBER      (IN MILLIONS)     NUMBER       (IN MILLIONS)    NUMBER       (IN MILLIONS)
---------------------------------             ------      -------------     ------       -------------    ------       -------------
BRIAN D. SINGER
  (UBS GLOBAL ALLOCATION FUND AND
  UBS DYNAMIC ALPHA FUND)                        7         $   6,173           10(1)   $      5,684         27          $   2,279
JOHN C. LEONARD
  (UBS U.S. LARGE CAP EQUITY FUND
  AND UBS U.S. LARGE CAP VALUE
  EQUITY FUND)                                  14         $   1,940           63      $     12,233(2)      15          $   1,150(3)
THOMAS M. COLE
  (UBS U.S. LARGE CAP EQUITY FUND
  AND UBS U.S. LARGE CAP VALUE
  EQUITY FUND)                                  14         $   1,940           63      $     12,233(2)      18          $   1,151(3)
THOMAS DIGENAN
  (UBS U.S. LARGE CAP EQUITY FUND
  AND UBS U.S. LARGE CAP VALUE
  EQUITY FUND)                                  14         $   1,940           63      $     12,233(2)      21          $   1,150(3)
SCOTT HAZEN
  (UBS U.S. LARGE CAP EQUITY FUND
  AND UBS U.S. LARGE CAP VALUE
  EQUITY FUND)                                  14         $   1,940           63      $     12,233(2)      12          $   1,150(3)
LAWRENCE KEMP
  (UBS U.S. LARGE CAP
  GROWTH FUND)                                   2         $      44            2      $        132         17          $   4,388
JOHN A. PENICOOK(a)
  (UBS U.S. BOND FUND,
  UBS GLOBAL BOND FUND AND
  UBS ABSOLUTE RETURN BOND FUND)                11         $   7,185           15      $      9,035         66          $  10,465(4)

                                                    REGISTERED                   OTHER POOLED
                                               INVESTMENT COMPANIES           INVESTMENT VEHICLES            OTHER ACCOUNTS
                                               --------------------           -------------------            --------------
                                                             ASSETS                         ASSETS                        ASSETS
                                                             MANAGED                        MANAGED                       MANAGED
PORTFOLIO MANAGER (FUNDS MANAGED)             NUMBER      (IN MILLIONS)     NUMBER       (IN MILLIONS)    NUMBER       (IN MILLIONS)
---------------------------------             ------      -------------     ------       -------------    ------       -------------
WILFRED TALBOT
  (UBS SMALL CAP EQUITY FUND)                   3          $     433           2         $       93          8          $     234(5)
MARIANNE ROSSI
  (UBS HIGH YIELD FUND)                         3          $     361          24         $    1,451          6          $     105
THOMAS MADSEN(B)
  (UBS INTERNATIONAL EQUITY FUND
  AND UBS GLOBAL EQUITY FUND)                   4          $     880(6)       77         $   11,737(7)      23          $   4,959
UWE SCHILLHORN
  (UBS EMERGING MARKETS
  DEBT FUND)                                    3          $     414           8         $    1,185          8          $     429
MEHRAN NAKHJAVANI
  (UBS EMERGING MARKETS
  EQUITY FUND)                                  1          $       0           0         $        0          2          $   0.124
PAUL GRAHAM
  (UBS U.S. SMALL CAP
  GROWTH FUND)                                  6          $     785           6         $      663(8)       2          $    75.5
DAVID WABNIK
  (UBS U.S. SMALL CAP
  GROWTH FUND)                                  6          $     785           6         $      663(8)      18          $    76.6
BRUCE C. EBNOTHER
  (UBS U.S. REAL ESTATE
  EQUITY FUND)                                  1          $       0           2         $       54          7          $      61

----------
(1) One of these accounts with assets of approximately $136 million has an advisory fee based upon the performance of the account.
(2) Two of these accounts with assets of approximately $945 million has an advisory fee based upon the performance of the account.
(3) One of these accounts with assets of approximately $220 million has an advisory fee based upon the performance of the account.
(4) Six of these accounts with assets of approximately $1.1 billion has an advisory fee based upon the performance of the account.
(5) Two of these accounts with assets of approximately $209 million has an advisory fee based upon the performance of the account.
(6) One of these accounts with assets of approximately $13 million has an advisory fee based upon the performance of the account.
(7) One of these accounts with assets of approximately $121 million has an advisory fee based upon the performance of the account.
(8) One of these accounts with assets of approximately $53 million has an advisory fee based upon the performance of the account.
(a) As Global Head of Fixed Income, John Penicook oversees a number of Research and Portfolio Management teams around the world. These teams are not involved in the day-to-day portfolio management of the listed accounts.
(b) As Global Head of Equities, Tom Madsen oversees a number of Research and Portfolio Management teams around the world. These teams are not involved in the day-to-day portfolio management of the listed accounts.

As described in footnote 5 above, only one account listed above had an advisory fee based on the performance of the account.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation as detailed below. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories:

- Competitive salary, benchmarked to maintain competitive compensation opportunities.

-  Annual bonus, tied to individual contributions and investment performance.

-  UBS equity awards, promoting company-wide success and employee retention.

BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

ANNUAL BONUSES are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period.

UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus and/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

PORTFOLIO MANAGER/FUND                                       RANGE OF SHARES OWNED
----------------------                                       ---------------------
BRIAN D. SINGER
  UBS Global Allocation Fund                                   $10,001 - $50,000
  UBS Dynamic Alpha Fund                                        over $1,000,000

JOHN C. LEONARD
  UBS U.S. Large Cap Equity Fund                              $100,001 - $500,000
  UBS U.S. Large Cap Value Equity Fund                               None

PORTFOLIO MANAGER/FUND                                       RANGE OF SHARES OWNED
----------------------                                       ---------------------
THOMAS M. COLE
  UBS U.S. Large Cap Equity Fund                              $100,001 - $500,000
  UBS U.S. Large Cap Value Equity Fund                              None
THOMAS DIGENAN
  UBS U.S. Large Cap Equity Fund                              $100,001 - $500,000
  UBS U.S. Large Cap Value Equity Fund                        $50,001 - $100,000
SCOTT HAZEN
  UBS U.S. Large Cap Equity Fund                              $100,001 - $500,000
  UBS U.S. Large Cap Value Equity Fund                              None
LAWRENCE KEMP
  UBS U.S. Large Cap Growth Fund                              $50,001 - $100,000
JOHN A. PENICOOK
  UBS U.S. Bond Fund                                                None
  UBS Global Bond Fund                                              None
  UBS Absolute Return Bond Fund                                 over $1,000,000
WILFRED TALBOT
  UBS Small Cap Equity Fund                                         None
MARIANNE ROSSI
  UBS High Yield Fund                                         $100,001 - $500,000
THOMAS MADSEN
  UBS International Equity Fund                               $50,001 - $100,000
  UBS Global Equity Fund                                      $50,001 - $100,000
UWE SCHILLHORN
  UBS Emerging Markets Debt Fund                                    None
MEHRAN NAKHJAVANI
  USB Emerging Markets Equity Fund                                  None
PAUL GRAHAM
  UBS U.S. Small Cap Growth Fund                              $10,001 - $50,000
DAVID WABNIK
  UBS U.S. Small Cap Growth Fund                                    None
BRUCE C. EBNOTHER
  UBS U.S. Real Estate Equity Fund                                  None

ADMINISTRATIVE, ACCOUNTING AND CUSTODY SERVICES

ADMINISTRATIVE AND ACCOUNTING SERVICES. UBS Global AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS. Prior to April 1, 2006, UBS Global AM (US) served as the Fund's administrator under the same terms and conditions described below. UBS Global AM (US) is also an indirect wholly owned subsidiary of UBS.

As administrator, the Administrator supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Funds under a Multiple Services Agreement between the Trust and

JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 73 Tremont Street, Boston, Massachusetts 02108-3913 and is a corporate affiliate of JPMorgan Chase.

For the fiscal years ended June 30, 2005, 2004 and 2003, aggregate fees paid to UBS Global AM (US) and JPMorgan Chase Bank and accrued by the Funds for custody, administration, accounting and portfolio valuation services were as follows:

FUND*                                                  2005               2004                2003
-----                                              -------------      -------------       ------------
UBS Global Allocation Fund                         $   3,340,336      $   1,727,871       $    327,783
UBS Global Equity Fund                                   734,976            744,450            240,379
UBS Global Bond Fund                                     110,532             92,148             70,740
UBS U.S. Large Cap Equity Fund*                          237,984            174,503             97,655
UBS U.S. Large Cap Growth Fund                             7,928              6,890              3,757
UBS U.S. Small Cap Growth Fund                           258,449            175,374             40,362
UBS U.S. Large Cap Value Equity Fund*                    211,001            127,576              8,478
UBS U.S. Bond Fund                                       164,809            152,341            109,852
UBS High Yield Fund                                      185,200            218,830            178,367
UBS Absolute Return Bond Fund                             23,925                N/A                N/A
UBS Dynamic Alpha Fund                                   183,189                N/A                N/A
UBS International Equity Fund                            190,508            177,513            145,959

----------
* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced investment operations as of the time periods indicated. Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

For the fiscal years ended June 30, 2005, 2004 and 2003, aggregate fees paid to PFPC Inc. and accrued by the Funds for transfer agency services are set forth in the table below.

FUND*                                                  2005               2004                2003
-----                                              -------------      -------------       ------------
UBS Global Allocation Fund                         $   1,433,111      $     777,834       $     92,287
UBS Global Equity Fund                                   643,891            877,762            238,582
UBS Global Bond Fund                                      53,553             46,340             17,551
UBS U.S. Large Cap Equity Fund*                           42,390             45,564             47,631
UBS U.S. Large Cap Growth Fund                            17,484              3,230              7,418
UBS U.S. Small Cap Growth Fund                           386,444            231,448             21,907
UBS U.S. Large Cap Value Equity Fund*                    184,443            224,514             10,204
UBS U.S. Bond Fund                                       101,522             86,002             28,311
UBS High Yield Fund                                      181,486            236,468            230,204
UBS Absolute Return Bond Fund                              6,854                N/A                N/A
UBS Dynamic Alpha Fund                                   129,931                N/A                N/A
UBS International Equity Fund                            156,081            112,597             24,893

----------
* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced investment operations as of the time periods indicated. Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

CUSTODY SERVICES. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

PRINCIPAL UNDERWRITING ARRANGEMENTS

UBS Global AM (US) (the "Underwriter"), with its principal office located at 51 West 52nd Street, New York, New York 10019-6114, acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), the Funds (except UBS Absolute Return Bond
Fund) pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. The UBS Absolute Return Bond Fund pays the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of each class of shares. Under the Class B Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% (for the UBS Absolute Return Bond Fund), 0.50% (for Fixed Income Funds other than UBS Absolute Return Bond Fund) or 0.75% (for Equity Funds) of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class Y shares and the Funds pay no service or distribution fees with respect to their Class Y shares.

The Underwriter uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each Fund's Class B and Class C shares, respectively, and to offset each Fund's marketing costs attributable to such classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), subject to UBS Global AM (US)'s internal policies and procedures. UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (I.E., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Such expenses paid by UBS Global AM (US) are included in the annual operating expenses set forth in the funds' prospectuses.

The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

The Funds paid (or accrued) the following service and/or distribution fees to UBS Global AM (US) under the Class A, Class B and Class C Plans during the fiscal year ended June 30, 2005:

FUND                                                               CLASS A          CLASS B          CLASS C
----                                                           --------------   --------------   --------------
UBS U.S. Bond Fund                                             $       81,554   $       19,175   $       16,313
UBS High Yield Fund                                                   188,387           58,565          129,150
UBS U.S. Large Cap Equity Fund                                         28,403           11,189           19,582
UBS U.S. Large Cap Value Equity Fund                                  271,854           85,812          182,778
UBS U.S. Large Cap Growth Fund                                          5,960            3,717            3,891
UBS U.S. Small Cap Growth Fund                                        220,022          102,026           90,849
UBS Global Allocation Fund                                          3,078,792        1,804,823        7,210,987
UBS Global Bond Fund                                                   41,544           13,150           27,130
UBS Global Equity Fund                                                284,755        1,227,134          761,649
UBS Absolute Return Bond Fund                                          20,804              N/A           11,835
UBS Dynamic Alpha Fund                                                384,667           44,741          647,947
UBS International Equity Fund                                          28,432            9,292           15,707

Amounts spent on behalf of each Fund's Class A shares pursuant to the Class A plan during the fiscal year ended June 30, 2005 are set forth below:

     UBS U.S. BOND FUND

     Marketing and advertising                                      $    448,272
     Payments to broker-dealers                                           40,428
     Printing of prospectuses and SAIs                                       444
     Service fees paid to financial advisors and interest expense         99,037

     UBS HIGH YIELD FUND

     Marketing and advertising                                      $    443,442
     Payments to broker-dealers                                            5,647
     Printing of prospectuses and SAIs                                     3,121
     Service fees paid to financial advisors and interest expense        249,732

     UBS U.S. LARGE CAP EQUITY FUND

     Marketing and advertising                                      $    287,514
     Payments to broker-dealers                                            4,669
     Printing of prospectuses and SAIs                                       390
     Service fees paid to financial advisors and interest expense         25,419

     UBS U.S. LARGE CAP VALUE EQUITY FUND

     Marketing and advertising                                      $    125,141
     Payments to broker-dealers                                              N/A
     Printing of prospectuses and SAIs                                     3,267
     Service fees paid to financial advisors and interest expense        149,542

     UBS U.S. LARGE CAP GROWTH FUND

     Marketing and advertising                                      $    118,913
     Payments to broker-dealers                                              111
     Printing of prospectuses and SAIs                                        63
     Service fees paid to financial advisors and interest expense          8,269

     UBS U.S. SMALL CAP GROWTH FUND

     Marketing and advertising                                      $    564,428
     Payments to broker-dealers                                          117,108
     Printing of prospectuses and SAIs                                     2,002
     Service fees paid to financial advisors and interest expense        131,258

     UBS GLOBAL ALLOCATION FUND

     Marketing and advertising                                      $  2,500,806
     Payments to broker-dealers                                        1,434,332
     Printing of prospectuses and SAIs                                    12,688
     Service fees paid to financial advisors and interest expense      3,456,371

     UBS GLOBAL BOND FUND

     Marketing and advertising                                      $    427,274
     Payments to broker-dealers                                            3,395
     Printing of prospectuses and SAIs                                       617
     Service fees paid to financial advisors and interest expense         92,512

     UBS GLOBAL EQUITY FUND

     Marketing and advertising                                      $    303,278
     Payments to broker-dealers                                           63,213
     Printing of prospectuses and SAIs                                     5,131
     Service fees paid to financial advisors and interest expense        470,703

     UBS ABSOLUTE RETURN BOND FUND

     Marketing and advertising                                      $     97,035
     Payments to broker-dealers                                           28,352
     Printing of prospectuses and SAIs                                    10,808
     Service fees paid to financial advisors and interest expense         25,394

     UBS DYNAMIC ALPHA FUND

     Marketing and advertising                                      $    186,923
     Payments to broker-dealers                                          205,538
     Printing of prospectuses and SAIs                                     3,192
     Service fees paid to financial advisors and interest expense        187,443

     UBS INTERNATIONAL EQUITY FUND

     Marketing and advertising                                      $    814,399
     Payments to broker-dealers                                               74
     Printing of prospectuses and SAIs                                       403
     Service fees paid to financial advisors and interest expense         93,254

Amounts spent on behalf of each Fund's Class B shares pursuant to the Class B plan during the fiscal year ended June 30, 2005 are set forth below:

     UBS U.S. BOND FUND

     Marketing and advertising                                      $     26,348
     Payments to broker-dealers                                           23,123
     Printing of prospectuses and SAIs                                        26
     Service fees paid to financial advisors and interest expense          6,465

     UBS HIGH YIELD FUND

     Marketing and advertising                                      $     34,125
     Payments to broker-dealers                                           87,020
     Printing of prospectuses and SAIs                                       242
     Service fees paid to financial advisors and interest expense         21,107

     UBS U.S. LARGE CAP EQUITY FUND

     Marketing and advertising                                      $     29,384
     Payments to broker-dealers                                            7,057
     Printing of prospectuses and SAIs                                        38
     Service fees paid to financial advisors and interest expense          2,725

     UBS U.S. LARGE CAP VALUE EQUITY FUND

     Marketing and advertising                                      $      9,767
     Payments to broker-dealers                                           84,820
     Printing of prospectuses and SAIs                                       257
     Service fees paid to financial advisors and interest expense         13,339

     UBS U.S. LARGE CAP GROWTH FUND

     Marketing and advertising                                      $     18,454
     Payments to broker-dealers                                            2,564
     Printing of prospectuses and SAIs                                        10
     Service fees paid to financial advisors and interest expense          1,367

     UBS U.S. SMALL CAP GROWTH FUND

     Marketing and advertising                                      $     65,655
     Payments to broker-dealers                                          144,883
     Printing of prospectuses and SAIs                                       232
     Service fees paid to financial advisors and interest expense         19,622

     UBS GLOBAL ALLOCATION FUND

     Marketing and advertising                                      $    370,767
     Payments to broker-dealers                                          745,129
     Printing of prospectuses and SAIs                                     1,856
     Service fees paid to financial advisors and interest expense        591,909

     UBS GLOBAL BOND FUND

     Marketing and advertising                                      $     39,404
     Payments to broker-dealers                                           13,146
     Printing of prospectuses and SAIs                                        57
     Service fees paid to financial advisors and interest expense          8,701

     UBS GLOBAL EQUITY FUND

     Marketing and advertising                                      $    326,150
     Payments to broker-dealers                                        1,976,152
     Printing of prospectuses and SAIs                                     5,524
     Service fees paid to financial advisors and interest expense        547,236

     UBS DYNAMIC ALPHA FUND

     Marketing and advertising                                      $      5,209
     Payments to broker-dealers                                          208,990
     Printing of prospectuses and SAIs                                        91
     Service fees paid to financial advisors and interest expense          9,359

     UBS INTERNATIONAL EQUITY FUND

     Marketing and advertising                                      $     67,670
     Payments to broker-dealers                                            4,228
     Printing of prospectuses and SAIs                                        33
     Service fees paid to financial advisors and interest expense          8,429

Amounts spent on behalf of each Fund's Class C shares pursuant to the Class C plan during the fiscal year ended June 30, 2005 are set forth below:

     UBS U.S. BOND FUND

     Marketing and advertising                                      $     29,879
     Payments to broker-dealers                                            5,669
     Printing of prospectuses and SAIs                                        30
     Service fees paid to financial advisors and interest expense          6,264

     UBS HIGH YIELD FUND

     Marketing and advertising                                      $    101,356
     Payments to broker-dealers                                           39,175
     Printing of prospectuses and SAIs                                       713
     Service fees paid to financial advisors and interest expense         54,581

     UBS U.S. LARGE CAP EQUITY FUND

     Marketing and advertising                                      $     50,608
     Payments to broker-dealers                                            9,331
     Printing of prospectuses and SAIs                                        67
     Service fees paid to financial advisors and interest expense          4,248

     UBS U.S. LARGE CAP VALUE EQUITY FUND

     Marketing and advertising                                      $     21,019
     Payments to broker-dealers                                           56,713
     Printing of prospectuses and SAIs                                       549
     Service fees paid to financial advisors and interest expense         24,857

     UBS U.S. LARGE CAP GROWTH FUND

     Marketing and advertising                                      $     19,552
     Payments to broker-dealers                                            2,047
     Printing of prospectuses and SAIs                                        10
     Service fees paid to financial advisors and interest expense          1,332

     UBS U.S. SMALL CAP GROWTH FUND

     Marketing and advertising                                      $     58,477
     Payments to broker-dealers                                           32,546
     Printing of prospectuses and SAIs                                       206
     Service fees paid to financial advisors and interest expense         13,240

     UBS GLOBAL ALLOCATION FUND

     Marketing and advertising                                      $  1,468,457
     Payments to broker-dealers                                        3,656,623
     Printing of prospectuses and SAIs                                     7,427
     Service fees paid to financial advisors and interest expense      1,895,275

     UBS GLOBAL BOND FUND

     Marketing and advertising                                      $     87,522
     Payments to broker-dealers                                            8,585
     Printing of prospectuses and SAIs                                       126
     Service fees paid to financial advisors and interest expense         18,605

     UBS GLOBAL EQUITY FUND

     Marketing and advertising                                      $    202,487
     Payments to broker-dealers                                          223,505
     Printing of prospectuses and SAIs                                     3,429
     Service fees paid to financial advisors and interest expense        312,967

     UBS ABSOLUTE RETURN BOND FUND

     Marketing and advertising                                      $     16,562
     Payments to broker-dealers                                          464,400
     Printing of prospectuses and SAIs                                     1,845
     Service fees paid to financial advisors and interest expense          4,166

     UBS DYNAMIC ALPHA FUND

     Marketing and advertising                                      $     80,727
     Payments to broker-dealers                                          600,340
     Printing of prospectuses and SAIs                                     1,357
     Service fees paid to financial advisors and interest expense         33,166

     UBS INTERNATIONAL EQUITY FUND

     Marketing and advertising                                      $    113,364
     Payments to broker-dealers                                           10,062
     Printing of prospectuses and SAIs                                        56
     Service fees paid to financial advisors and interest expense         13,160

In approving the Class A Plan, the Class B Plan and the Class C Plan, the Board considered all the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter,
(3) the services provided by dealers pursuant to each dealer agreement with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the Board also recognized that the Underwriters' willingness to compensate dealers without the concomitant receipt by the Underwriter of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

Under the Principal Underwriting Contract, UBS Global AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

                                                                          FISCAL YEAR ENDED JUNE 30,
                                                               ------------------------------------------------
FUND                                                                2005             2004             2003
----                                                           --------------   --------------   --------------
UBS GLOBAL ALLOCATION FUND

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                            $    9,277,381   $    9,285,958   $    2,063,969
  Amount Retained by UBS Global AM (US)                             5,844,751        2,345,247        1,845,095

CLASS B

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                   271,984          145,319           14,878
  Amount Retained by UBS Global AM (US)                               271,984          145,319           14,878

CLASS C

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                        --          819,937        1,115,848
  Amount Retained by UBS Global AM (US)                                    --               --                0

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                   180,113          120,286            7,378
  Amount Retained by UBS Global AM (US)                               180,113          120,286            7,378

                                                                          FISCAL YEAR ENDED JUNE 30,
                                                               ------------------------------------------------
FUND                                                                2005             2004             2003
----                                                           --------------   --------------   --------------
UBS GLOBAL EQUITY FUND

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                            $       60,521   $       67,511   $       34,149
  Amount Retained by UBS Global AM (US)                                38,128            7,229           29,737

CLASS B

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                   412,199          365,755          123,306
  Amount Retained by UBS Global AM (US)                               412,199          365,755          123,306

CLASS C

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                        --            2,283            5,949
  Amount Retained by UBS Global AM (US)                                    --               --                0

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                     4,827            8,929            3,621
  Amount Retained by UBS Global AM (US)                                 4,827            8,929            3,621

UBS GLOBAL BOND FUND

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                    41,990           95,550          128,673
  Amount Retained by UBS Global AM (US)                                26,454           11,824          112,931

CLASS B

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                    12,585            7,202            5,494
  Amount Retained by UBS Global AM (US)                                12,585            7,202            5,494

CLASS C

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                        --            5,012           28,161
  Amount Retained by UBS Global AM (US)                                    --               --                0

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                     1,494            3,387                0
  Amount Retained by UBS Global AM (US)                                 1,494            3,387                0

UBS U.S. LARGE CAP EQUITY FUND*

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                    35,876           14,111            1,315
  Amount Retained by UBS Global AM (US)                                22,601            2,912            1,075

                                                                          FISCAL YEAR ENDED JUNE 30,
                                                               ------------------------------------------------
FUND                                                                2005             2004             2003
----                                                           --------------   --------------   --------------
CLASS B

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                            $        2,529   $          289   $          303
  Amount Retained by UBS Global AM (US)                                 2,529              289              303

CLASS C

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                        --            2,922            7,202
  Amount Retained by UBS Global AM (US)                                    --               --                0

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                       157               41              164
  Amount Retained by UBS Global AM (US)                                   157               41              164

UBS U.S. LARGE CAP VALUE EQUITY FUND*

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                    22,763           17,886            8,365
  Amount Retained by UBS Global AM (US)                                14,341            1,493            7,612

CLASS B

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                    29,399           34,674            1,588
  Amount Retained by UBS Global AM (US)                                29,399           34,674            1,588

CLASS C

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                        --               --            1,910
  Amount Retained by UBS Global AM (US)                                    --               --                0

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                     1,234              414            2,035
  Amount Retained by UBS Global AM (US)                                 1,234              414            2,035

UBS U.S. LARGE CAP GROWTH FUND

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                     7,863            1,829           29,804
  Amount Retained by UBS Global AM (US)                                 4,954              167           27,121

CLASS B

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                       314              354              138
  Amount Retained by UBS Global AM (US)                                   314              354              138

                                                                          FISCAL YEAR ENDED JUNE 30,
                                                               ------------------------------------------------
FUND                                                                2005             2004             2003
----                                                           --------------   --------------   --------------
CLASS C

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                        --               --   $          720
  Amount Retained by UBS Global AM (US)                                    --               --                0

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                        --   $        1,000              184
  Amount Retained by UBS Global AM (US)                                    --            1,000              184

UBS U.S. SMALL CAP GROWTH FUND

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                            $       33,959           53,857           15,008
  Amount Retained by UBS Global AM (US)                                21,395            4,979           13,645

CLASS B

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                    49,928           41,422            2,004
  Amount Retained by UBS Global AM (US)                                49,928           41,422            2,004

CLASS C

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                        --            1,902            4,030
  Amount Retained by UBS Global AM (US)                                    --               --                0

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                     2,153            2,605              163
  Amount Retained by UBS Global AM (US)                                 2,153            2,605              163

UBS U.S. BOND FUND

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                     3,464            7,431           35,875
  Amount Retained by UBS Global AM (US)                                 2,182              827           31,277

CLASS B

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                     7,089           11,233           13,659
  Amount Retained by UBS Global AM (US)                                 7,089           11,233           13,659

CLASS C

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                        --            1,503           16,566
  Amount Retained by UBS Global AM (US)                                    --               --                0

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                       106            2,145            1,137
  Amount Retained by UBS Global AM (US)                                   106            2,145            1,137

                                                                          FISCAL YEAR ENDED JUNE 30,
                                                               ------------------------------------------------
FUND                                                                2005             2004             2003
----                                                           --------------   --------------   --------------
UBS HIGH YIELD FUND

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                            $       61,312   $       41,653   $       31,414
  Amount Retained by UBS Global AM (US)                                38,627            4,371           27,840

CLASS B

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                    32,369           30,676           32,662
  Amount Retained by UBS Global AM (US)                                32,369           30,676           32,662

CLASS C

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                        --            1,812            8,134
  Amount Retained by UBS Global AM (US)                                    --               --                0

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                     1,706            2,089              196
  Amount Retained by UBS Global AM (US)                                 1,706            2,089              196

UBS ABSOLUTE RETURN BOND FUND

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                   280,182               --               --
  Amount Retained by UBS Global AM (US)                               176,515               --               --

CLASS C

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                       505               --               --
  Amount Retained by UBS Global AM (US)                                   505               --               --

UBS DYNAMIC ALPHA FUND

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                 6,675,670               --               --
  Amount Retained by UBS Global AM (US)                             4,205,673               --               --

CLASS B

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                     4,505               --               --
  Amount Retained by UBS Global AM (US)                                 4,505               --               --

CLASS C

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                    24,560               --               --
  Amount Retained by UBS Global AM (US)                                24,560               --               --

                                                                         FISCAL YEAR ENDED JUNE 30,
                                                               ------------------------------------------------
FUND                                                                2005             2004             2003
----                                                           --------------   --------------   --------------
UBS INTERNATIONAL EQUITY FUND

CLASS A

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                            $       29,267   $       10,425   $        2,205
  Amount Retained by UBS Global AM (US)                                18,438              679              186

CLASS B

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                     2,041            1,187              244
  Amount Retained by UBS Global AM (US)                                 2,041            1,187              244

CLASS C

SALES CHARGE REVENUE
  Amount Paid to UBS Global AM (US)                                        --            2,636            6,197
  Amount Retained by UBS Global AM (US)                                    --               --                0

CDSC REVENUE
  Amount Paid to UBS Global AM (US)                                       880              632            4,139
  Amount Retained by UBS Global AM (US)                                   880              632            4,139

----------
* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

TRANSFER AGENCY SERVICES

PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, New York, New York, is the independent registered public accounting firm of the Funds.

LEGAL COUNSEL

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

PERSONAL TRADING POLICIES

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from: (i) knowingly buying, selling or transferring any security (subject to narrow exceptions) within five calendar days before or after that same security, or an equivalent security, is purchased or sold by the Funds; (ii) entering into a net short position with respect to any security that is held by the Funds; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures; (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); and (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds.

A copy of the Code of Ethics has been filed with and is available through the SEC.

PROXY VOTING POLICIES

The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas): (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of the registered public accounting firm.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION. UBS Global AM (Americas) and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds. The Trust's policy with respect to the release of portfolio holdings is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone outside of UBS Global Asset Management non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus.

The portfolio holdings disclosure policies and procedures require that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to an officer of the Trust or an attorney in the UBS Global AM (Americas) Legal Department authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM (Americas) affiliates, fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the Fund's shareholders.

The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement of the portfolio holdings disclosure policies and procedures, the Trust's code of ethics and policies and procedures regarding the misuse of inside information by the chief compliance officer of the Trust; (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (iii) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. UBS Global AM (Americas) and the Board reserve the right to amend the Trust's policies and procedures regarding the disclosure of portfolio holdings of the Funds at any time and from time to time without prior notice in their sole discretion.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. UBS Global AM (Americas), for legitimate business purposes, may disclose Fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services and other third parties that provide services (collectively, "Service Providers") to UBS Global Asset Management and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized by an officer of the Trust or by an attorney in the UBS Global Asset Management Legal Department.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO UBS GLOBAL ASSET MANAGEMENT AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. Fund complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Trust's and/or UBS Global Asset Management's code of ethics, the Trust's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent or custodian to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global Asset Management or the Trust; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current advisor; and
(v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure.

ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS AND FIDUCIARIES. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

- JP Morgan Chase Bank, the Funds' Custodian, receives portfolio holdings information daily on a real-time basis.

- Thomson Corporation receives portfolio holdings information so that it may assist the Funds in production of their quarterly fact sheets on a quarterly basis. The portfolio holdings information is provided with a one-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to Thomson Corporation.

- Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.

- The rating agencies of Morningstar, Standard & Poor's and Lipper receive portfolio holdings information on a monthly basis so that the Funds may be included in each rating agency's industry reports and other materials. There is a 30-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING FUND ASSETS. An investment advisor, administrator or custodian for the Funds may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Fund or its agents. The Funds have not given their consent to any such use or disclosure and no person or agent of UBS Global AM (Americas) is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure.

DISCLOSURE OF NON-MATERIAL INFORMATION. Policies and procedures regarding non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, Compliance and Legal Departments (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material nonpublic information.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis about a Fund include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions;
(iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Approved Representatives include persons employed by or associated with UBS Global AM (Americas) who have been authorized by UBS Global AM (Americas)'s Legal Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW. Fund portfolio holdings and other investment positions comprising a Fund shall be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION. The portfolio holdings disclosure policies and procedures prohibit a Fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

BANK LINE OF CREDIT

The Funds participate with other funds managed by UBS Global AM (Americas) in a $50 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Funds have agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to each fund at rates based on prevailing market rates at the time of borrowings.

Set forth in the table below are the combined average borrowings, combined number of days outstanding of loans, and the combined interest amounts paid for the Funds that utilized the Credit Facility for the fiscal period ended June 30, 2005.

                                                        AVERAGE         NUMBER OF DAYS       INTEREST
FUND                                                  BORROWINGS         OUTSTANDING           PAID
----                                               ----------------     --------------       ---------
UBS Global Allocation Fund                           $   14,737,114            7             $   9,082
UBS Global Equity Fund                                    1,683,270            4                   514

UBS Global Bond Fund                                      1,155,500            4                   353
UBS International Equity Fund                             3,595,000            1                   331
UBS U.S. Bond Fund                                        8,279,485            5                 3,176
UBS High Yield Fund                                       5,641,780           10                 3,680

                                                                                            COMMITMENT
FUND                                                                                         FEES PAID
----                                                                                        ----------
UBS Global Allocation Fund                                                                  $   14,964
UBS Global Bond Fund                                                                               594
UBS Global Equity Fund                                                                           4,450
UBS High Yield Fund                                                                              1,488
UBS International Equity Fund                                                                    1,067
UBS U.S. Bond Fund                                                                               1,135
UBS U.S. Large Cap Equity Fund                                                                   1,504
UBS U.S. Large Cap Growth Fund                                                                      56
UBS U.S. Large Cap Value Equity Fund                                                             1,294
UBS U.S. Small Cap Growth Fund                                                                   1,655
UBS Absolute Return Bond Fund                                                                       --
UBS Dynamic Alpha Fund                                                                             875

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds, to the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

The Funds incurred brokerage commissions as follows:

                                                                          FISCAL YEAR ENDED JUNE 30,
                                                               ------------------------------------------------
FUND*                                                               2003             2004             2005
-----                                                          --------------   --------------   --------------
UBS Global Allocation Fund(1)                                  $      371,998   $    1,164,752   $    2,501,913
UBS Global Equity Fund                                                613,536          688,384          493,697
UBS Global Bond Fund                                                        0                0                0
UBS U.S. Large Cap Equity Fund**                                      104,679          180,049          360,240
UBS U.S. Large Cap Value Equity Fund(1)**                               9,790          279,755          159,214
UBS U.S. Large Cap Growth Fund                                          8,612           14,695           16,825
UBS U.S. Small Cap Growth Fund(1)                                      94,635          348,140          315,163
UBS U.S. Bond Fund                                                          0                0                0
UBS High Yield Fund(2)                                                 11,316                0            1,355
UBS Absolute Return Bond Fund                                             N/A              N/A                0
UBS Dynamic Alpha Fund                                                    N/A              N/A                0
UBS International Equity Fund(2)                                      560,437          143,741          189,150

----------
* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.
** Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.
(1) The increase in brokerage commissions paid was due to an increase in assets.
(2) The decline in brokerage commissions paid was due to market conditions and a decline in assets.

For the fiscal year ended June 30, 2003, the UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund and UBS U.S. Small Cap Growth Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

                                                   AGGREGATE
                                               DOLLAR AMOUNT OF            % OF AGGREGATE           % OF AGGREGATE
                                               COMMISSIONS PAID           COMMISSIONS PAID         DOLLAR AMOUNT PAID
FUND                                        TO UBS SECURITIES, LLC     TO UBS SECURITIES, LLC    TO UBS SECURITIES, LLC
----                                        ----------------------     ----------------------    ----------------------
UBS Global Allocation Fund                     $          37,064                9.96%                   0.13%
UBS Global Equity Fund                                   187,694               30.59%                   0.09%
UBS U.S. Large Cap Equity Fund*                           27,230               26.01%                   0.15%
UBS U.S. Large Cap Value Equity Fund*                        920                9.39%                   0.10%
UBS U.S. Large Cap Growth Fund                               684                7.94%                   0.19%
UBS U.S. Small Cap Growth Fund                             6,631                7.01%                   0.11%

----------
* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

For the fiscal year ended June 30, 2004, the UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund,

UBS U.S. Small Cap Growth Fund and UBS International Equity Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

                                                   AGGREGATE
                                               DOLLAR AMOUNT OF            % OF AGGREGATE           % OF AGGREGATE
                                               COMMISSIONS PAID           COMMISSIONS PAID         DOLLAR AMOUNT PAID
FUND                                        TO UBS SECURITIES, LLC     TO UBS SECURITIES, LLC    TO UBS SECURITIES, LLC
----                                        ----------------------     ----------------------    ----------------------
UBS Global Allocation Fund                     $         38,178                  3.28%                   0.28%
UBS Global Equity Fund                                   13,774                  2.00                    0.13
UBS U.S. Large Cap Equity Fund*                           5,759                  3.20                    0.14
UBS U.S. Large Cap Value Equity Fund*                     7,485                  2.68                    0.14
UBS U.S. Large Cap Growth Fund                              699                  4.76                    0.12
UBS U.S. Small Cap Growth Fund                           12,138                  3.49                    0.07
UBS International Equity Fund                               372                  0.26                    0.12

----------
* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

For the fiscal year ended June 30, 2005, the Trust, the Advisor had no agreements or understandings with a broker, or otherwise through an internal allocation procedure, to cause the Funds' brokerage transactions to be directed to a broker because of research services provided.

For the fiscal year ended June 30, 2005, UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund and UBS International Equity Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

                                                   AGGREGATE
                                               DOLLAR AMOUNT OF            % OF AGGREGATE           % OF AGGREGATE
                                               COMMISSIONS PAID           COMMISSIONS PAID         DOLLAR AMOUNT PAID
FUND                                        TO UBS SECURITIES, LLC     TO UBS SECURITIES, LLC    TO UBS SECURITIES, LLC
----                                        ----------------------     ----------------------    ----------------------
UBS Global Allocation Fund                     $        141,550                  5.66%                    0.17%
UBS Global Equity Fund                                   30,116                  6.10                     0.18
UBS U.S. Large Cap Equity Fund*                          37,362                 10.37                     0.13
UBS U.S. Large Cap Value Equity Fund*                    19,974                 12.55                     0.09
UBS U.S. Large Cap Growth Fund                              570                  3.39                     0.09
UBS U.S. Small Cap Growth Fund                           15,818                  5.02                     0.10
UBS International Equity Fund                             2,713                  1.43                     0.11

----------
* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

Certain Funds maintain a commission recapture program with certain brokers for the Funds. Under the program, a percentage of commissions generated by portfolio transactions for a Fund is rebated to the Fund by the brokers.

PORTFOLIO TURNOVER

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund and UBS International Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may exceed 100%, and in some years, 200%. The portfolio turnover rate for the UBS U.S. Small Cap Growth Fund may exceed 150%, and for the UBS U.S. Bond Fund, the portfolio turnover rate may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of each Fund for the fiscal years ended June 30, 2003, 2004 and 2005 was as follows:

                                                                          FISCAL YEAR ENDED JUNE 30,
                                                               ------------------------------------------------
FUND                                                                2003             2004             2005
----                                                           --------------   --------------   --------------
UBS Global Allocation Fund                                                 66%              78%              84%
UBS Global Equity Fund                                                    206               50               37
UBS Global Bond Fund                                                      145              186              112
UBS U.S. Large Cap Equity Fund*                                            33               43               32
UBS U.S. Large Cap Value Equity Fund*                                      59              170               49
UBS U.S. Large Cap Growth Fund                                             86              102              145
UBS U.S. Small Cap Growth Fund                                             69               75               50
UBS U.S. Bond Fund                                                        180              137              174
UBS High Yield Fund                                                        71               80               61
UBS Absolute Return Bond Fund                                             N/A              N/A               22
UBS Dynamic Alpha Fund                                                    N/A              N/A                6
UBS International Equity Fund                                             120              108               71

----------
* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

SHARES OF BENEFICIAL INTEREST

The Trust currently offers four classes of shares for each Fund included in this SAI (except for UBS Absolute Return Bond Fund, which does not issue Class B shares): the UBS Fund -- Class A (the Class A shares), UBS Fund -- Class B (the Class B shares), UBS Fund -- Class C (the Class C shares) and UBS Fund -- Class Y (the Class Y shares). Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares, and Sub-Class B-4 shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation, and other rights and preferences as the other class of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class B shares and Class C shares may vote on matters that affect only the Class B Plan and Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION AND OTHER SERVICES

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS OF SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

- Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

- Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

- Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes -- Special Rule for Class A, B and C Shareholders," below.

PURCHASES OF CLASS A SHARES THROUGH THE UBS FINANCIAL SERVICES INC. INSIGHTONE(SM) PROGRAM. Investors who purchase shares through the UBS Financial Services Inc. InsightOne(SM) Program are eligible to purchase Class A shares of the funds for which the Underwriter or its affiliate serves as investment advisor or investment manager without a sales load, and may exchange those shares for Class A shares of the Funds. The UBS Financial Services Inc. InsightOne(SM) Program offers a nondiscretionary brokerage account to UBS Financial Services Inc. clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

PURCHASES OF SHARES THROUGH THE PACE(SM) MULTI ADVISOR PROGRAM. An investor who participates in the PACE(SM) Multi Advisor Program is eligible to purchase Class A shares. The PACE(SM) Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE(SM) Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACE(SM) Multi Advisor Program. Shareholders who owned Class Y shares of a Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program.

PAYMENTS BY UBS GLOBAL AM (US) -- CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

PAYMENTS BY UBS GLOBAL AM (US) -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. However, UBS Global AM (US), as principal underwriter of the Funds, may make payments out of its own resources, to affiliated (UBS Financial Services Inc.) and unaffiliated dealers, pursuant to written dealer agreements as follows: a one time finder's fee consistent with the Funds' Class A share Reallowance to Selected Dealers' schedule, as provided in the prospectus, and, beginning in month 13, an ongoing fee in an amount up to 20 basis points for an equity, asset allocation or a balanced Fund and 15 basis points for a fixed income Fund. UBS Global AM (US) does not make these payments on employee related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the Funds.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

- 0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.

- a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS Global AM (US) out of its own resources.

ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class Y shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

FINANCIAL INSTITUTIONS. The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

AUTOMATIC INVESTMENT PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

AUTOMATIC CASH WITHDRAWAL PLAN -- CLASS A, CLASS B, AND CLASS C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

- Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

- Class B shares. Minimum value of Fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or PFPC at 1-800-647 1568.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

TRANSFER OF ACCOUNTS

If investors holding Class A, Class B, Class C or Class Y shares of a Fund in a brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with the Underwriter relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

TRANSFER OF SECURITIES

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

CONVERSION OF CLASS B SHARES

Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Net Asset Value") of the month in which the sixth, fourth, third, or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through the exchange, or a series of exchanges the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

NET ASSET VALUE

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor as the primary market. Securities traded in the over-the-counter market and listed on the NASDAQ Stock Market ("NASDAQ") normally are valued at the NASDAQ Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Advisor, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

Taxation

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which income dividends may be paid to you. The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income, except that, a portion of the income dividends designated by certain Funds will be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates.

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on a Fund.

INVESTMENTS IN FOREIGN SECURITIES. The next four paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

PASS-THROUGH OF FOREIGN TAX CREDITS. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should also be aware that use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on qualified dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE A FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF A FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in a Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected and qualified, or intends to elect and qualify, to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for a Fund if the Board determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

- 98% of its taxable ordinary income earned during the calendar year;

- 98% of its capital gain net income earned during the twelve month period ending October 31; and

- 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES

REDEMPTIONS. Redemptions (including redemptions in-kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Family Fund, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

SPECIAL RULE FOR CLASS A, B AND C SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges shares of a Fund within 90 days of purchase and subsequently acquires shares of the Fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Fund or Family Fund shares subsequently acquired.

WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

US GOVERNMENT SECURITIES. The income earned on certain US government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. For individual shareholders, it is anticipated that a portion of the income dividends paid by certain Funds will be qualified dividend income eligible for taxation at long-term capital gain rates. This reduced rate of taxation generally is available for dividends paid by a Fund out of income earned on its investment in:

- domestic corporations, and

- qualified foreign corporations, including:

     - corporations incorporated in a possession of the United States,

     - corporations eligible for income tax treaty benefits with the United States under treaties determined by the Treasury Department to be qualified, and

     - corporations whose stock is traded on domestic securities exchange.

Dividends from corporations exempt from tax, dividends from passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction, provided certain holding period requirements are met. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction is available only with respect to dividends designated by a Fund as qualifying for this treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES. A Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. If a Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SECURITIES PURCHASED AT DISCOUNT. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

NON-US SHAREHOLDERS. Non-US investors may be subject to US withholding or estate tax, and are subject to special US tax certification requirements.

The United Sates imposes a flat 30% withholding tax (or lower treaty rate) on US source dividends. Capital gain dividends paid by a Fund from long-term capital gains are generally exempt from withholding. The American Jobs Creation Act of 2004 also exempts from withholding dividends paid by a Fund from interest income and short-term capital gains to the extent such income would be exempt if earned directly by the non-US shareholder. Thus, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of US real property interests) are not subject to US withholding tax unless the gain is effectively connected with the conduct of a trade or business in the United States or you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Similarly, interest-related dividends paid by a Fund from qualified interest income are not subject to US withholding tax. "Qualified interest income" includes, in general, (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC.

The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

The American Jobs Creation Act of 2004 also provides a partial exemption from U.S estate tax for stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Special US tax certification requirements apply to non-US shareholders both to avoid US back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8 BEN (or other Form W-8 if applicable) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

You should consult your tax advisor about the federal, state, local or foreign tax consequences of an investment in a Fund.

PERFORMANCE CALCULATIONS

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Lehman Brothers Indices; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

The Funds' financial statements for the fiscal year ended June 30, 2005 and the reports thereon of Ernst & Young LLP, dated August 16, 2005, which are contained in the Funds' Annual Reports dated June 30, 2005 (as filed with the SEC on September 7, 2005, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001047469-05-022575)) are incorporated herein by reference.

APPENDIX A

CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

STANDARD & POOR'S RATINGS GROUP DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

APPENDIX B

SECONDARY RISKS

The chart below illustrates secondary risks of investing in the Funds.

                                                                    FOREIGN
                                      COUNTER-                     COUNTRY &  GEOGRAPHIC    HIGH   NON-PUBLIC   PRE-
                                       PARTY   CREDIT  DERIVATIVE  CURRENCY  CONCENTRATION  YIELD  SECURITIES  PAYMENT
                                      -------- ------  ----------  --------  -------------  -----  ----------  -------
UBS Global Allocation Fund               *       *         *                                  *        *          *
UBS Global Equity Fund                   *                 *                                           *
UBS Global Bond Fund                     *       *         *
UBS U.S. Large Cap Equity Fund           *                 *                       *
UBS U.S Large Cap Value Equity Fund      *                 *                       *
UBS U.S. Large Cap Equity Fund           *                 *                       *
UBS U.S. Large Cap Growth Fund           *                 *           *           *
UBS U.S. Small Cap Equity Fund           *                 *           *           *
UBS U.S. Small Cap Growth Fund           *                 *           *           *
UBS U.S. Real Estate Equity Fund         *                 *                       *                   *
UBS U.S. Bond Fund                       *       *         *                       *
UBS High Yield Fund                      *                 *           *           *                              *
UBS International Equity Fund            *                 *
UBS Emerging Markets Debt Fund           *       *                                            *        *
UBS Emerging Markets Equity Fund         *       *                                            *        *

DEFINITIONS OF RISKS

COUNTERPARTY RISK. The risk that when a Fund engages in repurchase,reverse repurchase, derivative, when-issued, forward commitment, delayed settlement, securities lending and swap transactions with another party, it relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to complete the transaction may cause the Fund to incur a loss or to miss an opportunity to obtain a price believed to be advantageous.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment grade are especially susceptible to this risk.

DERIVATIVE RISK. The risk that downward price changes in a security may result in a loss greater than a Fund's investment in the security. This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

FOREIGN COUNTRY AND CURRENCY RISKS. The risk that prices of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of US issuers. These risks are more severe for securities of issuers in emerging market countries.

The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

GEOGRAPHIC CONCENTRATION RISK. The risk that if a Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

HIGH YIELD RISK. The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds."

NON-PUBLIC SECURITIES RISK. The risk that there may be a less liquid market for unlisted securities than for publicly traded securities. A Fund, therefore, may not be able to resell its investments. In addition, less disclosure is required from non-public companies. Although unlisted securities may be resold in private transactions, the prices realized from the sale may be less than what the investing Fund considers the fair value of the securities.

PREPAYMENT RISK. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

                                       B-2